UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                  Copy to:

       CHRISTOPHER K. YARBROUGH                      CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700              VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                  222 NORTH LASALLE STREET
                                                 CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2008

Item 1:  Report to Shareholders.


HENDERSON GLOBAL INVESTORS

HENDERSON GLOBAL FUNDS

ANNUAL REPORT
JULY 31, 2008


EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
US FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS .....................................................   1
EUROPEAN FOCUS FUND
Commentary .................................................................   2
Performance summary ........................................................   3
GLOBAL EQUITY INCOME FUND
Commentary .................................................................   4
Performance summary ........................................................   5
GLOBAL OPPORTUNITIES FUND
Commentary .................................................................   6
Performance summary ........................................................   7
GLOBAL TECHNOLOGY FUND
Commentary .................................................................   8
Performance summary ........................................................   9
INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................  10
Performance summary ........................................................  11
JAPAN-ASIA FOCUS FUND
Commentary .................................................................  12
Performance summary ........................................................  13
US FOCUS FUND
Commentary .................................................................  14
Performance summary ........................................................  15
WORLDWIDE INCOME FUND
Commentary .................................................................  16
Performance summary ........................................................  17
PORTFOLIOS OF INVESTMENTS ..................................................  18
STATEMENT OF ASSETS AND LIABILITIES ........................................  40
STATEMENT OF OPERATIONS ....................................................  42
STATEMENTS OF CHANGES IN NET ASSETS ........................................  44
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................  52
FINANCIAL HIGHLIGHTS .......................................................  60
NOTES TO FINANCIAL STATEMENTS ..............................................  68
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  76
OTHER INFORMATION ..........................................................  77
TRUSTEES AND OFFICERS ......................................................  82

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, some of the Funds are non- diversified meaning they may invest in a smaller number of issuers. As such, investing in these funds may involve greater risk and volatility than investing in more diversified funds.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies.

The Worldwide Income Fund may invest in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The views in this report were those of the Fund managers as of July 31, 2008, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                          LETTER TO SHAREHOLDERS


Dear fellow shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2008.

The market volatility which began in 2007 has continued throughout this year, causing considerable concern around the world over the global economic outlook. Rising oil prices have added to inflation worries as global inflation has risen to nearly 6% - its highest level since 1999. In the US, consumer confidence has slumped as a result of the combination of falling house prices, rising unemployment and high food and energy costs. Risk aversion has therefore been dominating market sentiment, and many investors have been flooding into bonds and commodities in a "flight to safety."

Over the past few months, equity markets have fallen sharply as investors worry that higher oil prices will lead to a nasty combination of weaker growth and higher inflation and interest rates. However, this decrease may indicate that equity markets appear to be offering potential for value. The price/earnings ratio of the MSCI World Index (based on analysts' estimates of company earnings in 12 months time) has fallen to 11.7 - its lowest level since late 1990.

Looking forward, we believe global economic growth is likely to slow in 2008 and into 2009, reflecting the lagged effects of higher interest rates, the credit squeeze and higher food and energy prices. Equity markets are likely to remain volatile in the short term and could continue to decrease following further bad news from the financial sector, more inflation worries or signs that economic growth will be disappointing. However, by the middle of next year, assuming the outlook for 2009 is brighter, we believe equities could be staging a sustained recovery.

The most important message we can send to our shareholders in these uncertain markets is that, in times like these, we believe that it is imperative to retain a long-term perspective. Many investors have reasonably long-term investment goals, such as retirement savings, college educations for their children or providing an inheritance for their heirs, and therefore needn't be overly worried about short-term market events or volatility. Additionally, we must remember that every decade has had its own crises - whether it was the oil crisis of the 1970s, the savings and loan crisis of the 1980s, the Asian financial crisis of the 1990s or the Tech bust of the early 2000s - but the Dow Jones Industrial Average ended each of those decades higher than where it started, although it is important to note past performance is not an indicator of future results.

The fact is that markets tend to follow a cyclical pattern which repeats over time. Investors who retain a long-term perspective and continue investing even during market crises often end up looking very smart later, because they were the ones "buying low"in the out-of-favor asset classes rather than buying popular asset classes at peak prices. For example, investors who bought gold in January 1980 (at $850 an ounce) had to wait 27 years before the price of gold returned to the level at which they bought.

At Henderson, we remain focused on seeking out global investment opportunities with favorable valuations that may be overlooked by other investors. Now, as much as ever, we believe the "Henderson Difference" will come into play, as we look for investments that differentiate our Funds from the competition and help to diversify your portfolios. We refuse to be distracted by short-term volatility, "noise" from the media or the daily market gyrations that could divert us from this goal. Our portfolio managers have enough years of experience in these markets to know that a long-term perspective is the only kind worth having, and we plan to put that experience and perspective to work for our shareholders.

Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.


/s/ Sean Dranfield

Sean Dranfield

President, Henderson Global Funds

* Dow Jones Industrial Average is a price - weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. One cannot invest directly in an index or an average.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
EUROPEAN FOCUS FUND



It has been a difficult period for equity markets as the `credit crunch' and fears over a sharply weakening US economy shattered investor confidence. Some investors remain concerned over the prospects for global growth, and have become increasingly worried about inflation, which has been evidenced by the negative correlation between equity markets and bond yields. The prospect of stagflation presents a dilemma for central banks. The concern is that record oil and commodity prices will squeeze spending power but will also boost inflation expectations.

In the UK, inflation is close to double the official target, yet the Bank of England is unlikely to raise rates in the face of falling house prices and rising unemployment. For much of the period the European Central Bank (ECB) has been more hawkish and has hinted very strongly that interest rates will have to rise to counter inflationary pressures. This stance appears to have changed in recent weeks following the ECB president's comments that growth in the eurozone would be "particularly weak" in the third quarter.

For the year ended July 31, 2008 the European Focus Fund returned -13.28% (Class A Shares at NAV) versus a return of -11.50% for the MSCI Europe Index. Our underweight position in the Financials sector was positive, while our holdings in the Materials and Consumer Discretionary sectors had a negative impact on performance.

For some time we have been wary of mainstream Financials in Europe. We expect to see further recapitalizations and we struggle to see how the banks will be able to meet earnings estimates in a world of tighter regulation, less leverage and slowing global growth. As a result, our exposure to the sector is limited to a small number of special situations which have not been exposed to the sub-prime fallout. Examples include Turkish lender, HalkBank which continues to enjoy strong loan growth from its core small and medium sized enterprise customers and Gulf Finance which has benefited from its exposure from the fast growing areas of megaproject development and Shariah-compliant investing in the Middle East.

Companies with exposure to the building sector were hurt during the period as further signs of falling house prices emerged from the US and the UK. Plastic pipe manufacturer Wavin, and construction materials manufacturer CRH both detracted from performance. Consumer-related stocks also underperformed on fears over the slowing global economy. Retailers Debenhams and Sports Direct were particularly impacted as falling house prices in the UK dented consumer confidence.

Swiss banking software company Temenos performed strongly over the period, following a series of strong quarterly results statements. The company is currently benefiting from structural growth in the banking software market. It has a very high win rate in major deals against competition from big players which shows the strength of its product offering.

European economies are facing many of the same challenges as the US, specifically the collateral damage of the credit crisis, rising inflation and slowing growth. It is important to note, however, that we do not invest in European gross domestic product (GDP) growth, rather in a portfolio of interesting companies that we believe are attractively valued and whose prospects are determined by their competitive positioning, strong management and sound financial positions rather than the general economic outlook.

We expect world markets to remain volatile until the outlook for the global economy settles. Investors may have more bad news to digest over the coming months in the form of weak economic data, inflation worries and central bank rhetoric. Despite such concerns we believe that there could be opportunities to find well-run growth companies at attractive valuations. In fact, European equities are trading at their lowest level in over 15 years. Therefore, although the current market environment is challenging, it is also providing some very interesting opportunities.



     EUROPEAN FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                AS A PERCENTAGE
     SECURITY                     OF NET ASSETS
-----------------------------------------------
     OAO GAZPROM, ADR                      3.8%
     GULF FINANCE PROMISSORY
      NOTE                                 3.7
     VIVENDI  S.A.                         3.7
     CENTAMIN EGYPT, LTD.                  3.4
     TEMENOS GROUP AG                      3.3
     FRANCE TELECOM S.A.                   2.8
     KAZAKHMYS PLC                         2.6
     TURKIYE HALK BANKASI A.S.             2.5
     KAZMUNAIGAS EXPLORATION PRODUCTION    2.4
     TULLOW OIL PLC                        2.3

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
EUROPEAN FOCUS FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

United Kingdom                                     33.8%
France                                             11.5
Netherlands                                         7.1
Germany                                             6.4
Switzerland                                         4.7
Russia                                              3.8
Other                                              32.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Materials                                          23.8%
Energy                                             19.5
Financials                                         17.1
Consumer Discretionary                             12.8
Information Technology                              8.3
Industrials                                         8.2
Other                                              10.3


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
European Focus Fund Class A w/out sales charge - $43,443
European Focus Fund Class A w/sales charge - $40,945
MSCI Europe Index - $19,808

                          European Focus    European Focus
                           Fund Class A      Fund Class A       MSCI Europe
                        w/out sales charge  w/sales charge        Index
8/31/01                        10000             9425             10000
                                9910             9340              9002
                               10960            10330              9288
                               12120            11423              9661
                               12250            11546              9908
                               12110            11414              9391
                               12450            11734              9390
                               12980            12234              9902
                               13080            12328              9834
                               13280            12516              9816
                               12850            12111              9479
7/31/02                        11610            10942              8426
                               11890            11206              8426
                               10610            10000              7318
                               11580            10914              8026
                               12520            11800              8420
                               12524            11804              8115
                               12353            11643              7732
                               11891            11207              7480
                               11700            11027              7372
                               13469            12694              8379
                               14665            13822              8932
                               15007            14144              9024
7/31/03                        15549            14655              9209
                               16142            15214              9193
                               16786            15820              9381
                               17821            16796             10009
                               18650            17577             10436
                               20277            19111             11292
                               21819            20565             11426
                               23267            21929             11762
                               22696            21391             11398
                               22686            21381             11317
                               22485            21192             11495
                               23299            21959             11675
7/31/04                        22062            20794             11355
                               21904            20644             11365
                               23193            21859             11820
                               24165            22776             12248
                               26072            24573             13150
                               27901            26296             13707
                               28252            26628             13455
                               29858            28141             14130
                               29284            27600             13779
                               28006            26396             13451
                               26822            25280             13518
                               27936            26329             13710
7/31/05                        29659            27954             14211
                               30714            28948             14426
                               30726            28959             14776
                               29483            27788             14312
                               30420            28671             14559
                               31858            30026             15072
                               34457            32476             16057
                               35195            33171             16072
                               36532            34431             16703
                               39444            37176             17575
                               37282            35138             17120
                               36744            34631             17183
7/31/06                        36694            34584             17448
                               37857            35680             18003
                               38144            35951             18158
                               40344            38024             18938
                               42593            40144             19616
                               44821            42244             20246
                               45538            42920             20368
                               45808            43175             20294
                               47743            44997             21039
                               49812            46948             22426
                               50718            47802             22861
                               50907            47980             22865
7/31/07                        50096            47215             22380
                               48784            45979             22137
                               51597            48630             23259
                               54356            51231             24346
                               50542            47636             23572
                               50513            47609             23159
                               46864            44169             20746
                               48460            45674             21084
                               47533            44800             21179
                               49069            46247             22176
                               51654            48684             22331
                               47214            44499             20392
7/31/08                        43443            40945             19808

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                         ONE          THREE           FIVE         INCEPTION
AT NAV                                SYMBOL         CLASS           YEAR         YEARS*         YEARS*       (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEAX         Class A        -13.28%        13.57%         22.81%         23.65%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEBX         Class B        -13.92         12.71          21.93          22.76
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFECX         Class C        -13.92         12.73          21.93          22.75
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class A        -18.27%        11.35%         21.37%         22.60%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class B        -17.92         11.92          21.84          22.76
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                        Class C        -13.92         12.73          21.93          22.75
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                   -11.50%        11.71%         16.55%         10.39%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.54%, 2.29%, and 2.29% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A, B, and C shares are 1.46%, 2.21% and 2.21% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL EQUITY INCOME FUND

Equity markets have been extremely volatile over the reporting period. Events in the Financials sector drove the markets; Bear Stearns' collapse, along with the collapse of IndyMac rocked confidence and drove Financial sector shares lower. Accelerating inflation has risen up the list of many investors' concerns in recent months as the price of oil and other commodities has hit new highs. Although this has put pressure on consumers and companies in the short term, we are currently more concerned about the outlook for economic growth. The continued weakness in the US, coupled with signs of a slowdown in Europe, implies that initial expectations of a second half recovery may prove unfounded. A prolonged slowdown now looks likely.

Against this background, the Fund has continued to follow its strategy of focusing on dividend paying companies that we believe have strong balance sheet positions and that are well managed. The Fund marginally outperformed over the one-year period ended July 31, 2008, returning -9.99% (Class A shares at NAV) versus the benchmark, the MSCI World Index, which posted a return of -10.39%. Lackluster performance was both stock and sector related. Energy, Mining and Commodity related stocks were the strong performers over the period. The Fund was underweight all of these areas as those companies traditionally have very low dividend streams.

The Fund was overweight European Telecommunications where a number of factors had hurt their performance, including: rumors on termination rates and possible acquisitions by certain big players. It is a market where we believe rumor has had more substance than fact, and the sector has been hit hard, while the actual reported numbers and dividend payments have continued to be strong. In fact, at the end of the period the most significant contributors to positive performance included a number of the Fund's holdings in the Telecommunications sector. France Telecom and Telefonica both reported earnings and outlooks in line with forecasts, which increased confidence in their defensive attributes. Both companies also increased their dividends.

As an income fund, the market correction has presented us with an almost unprecedented number of opportunities across a wide range of sectors; it is hard to remember when so many companies were yielding over 3% with historically low valuation multiples. We believe the majority of companies we invest in have sound financial positions, good cash flows, and attractive income yields versus the long bond, which are characteristics we believe underpin their valuations.

If sentiment is correct then a number of companies may face earnings cuts, but it is often the case in times like this that fear overwhelms fundamentals and some companies may prove to have been oversold. We are finding a wide range of investment opportunities around the world that may allow us to achieve the Fund's primary objective of delivering income to our investors, without compromising the ability to select companies that could also be poised to provide capital growth. We hope to achieve these goals in 2008.





  GLOBAL EQUITY INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  VODAFONE GROUP PLC                3.0%
  PEARSON PLC                       2.7
  GLAXOSMITHKLINE PLC               2.7
  DEUTSCHE TELEKOM AG               2.5
  ATMOS ENERGY CORP.                2.5
  KEPPEL CORP., LTD.                2.4
  ENI SPA                           2.4
  FRANCE TELECOM S.A.               2.3
  PROGRESS ENERGY, INC.             2.2
  TOTAL S.A.                        2.2

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL EQUITY INCOME FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                                     40.0%
United States                                      10.7
Taiwan                                              7.4
Italy                                               6.9
Hong Kong                                           6.7
France                                              6.4
Other                                              21.9

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Telecommunication Services                         21.5%
Financials                                         14.9
Utilities                                          13.6
Industrials                                         9.6
Energy                                              9.5
Consumer Discretionary                              8.6
Other                                              22.3


Line Chart:

INVESTMENT COMPARISON
Value of $10,000

Global Equity Income Fund Class A w/out sales charge - $9,963
Global Equity Income Fund Class A w/sales charge - $9,390
MSCI World Index - $9,794

                         Global Equity      Global Equity
                          Income Fund        Income Fund        MSCI
                         Class A w/out     Class A w/sales      World
                         sales charge          charge           Index
11/30/06                    10000               10000            9425
                            10230               10206            9642
1/31/07                     10300               10328            9708
                            10250               10279            9661
                            10600               10471            9991
                            11120               10939           10481
                            11393               11256           10738
                            11313               11173           10663
7/31/07                     11068               10928           10432
                            11332               10925           10680
                            11801               11448           11123
                            12208               11802           11506
                            11806               11325           11127
                            11634               11182           10965
1/31/08                     10877               10330           10252
                            10692               10275           10077
                            10588               10182            9979
                            10823               10725           10201
                            10943               10902           10314
                            10079               10037            9499
7/31/08                      9963                9794            9390


TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                               SINCE
                                              NASDAQ                                   ONE                   INCEPTION
AT NAV                                        SYMBOL            CLASS                 YEAR                  (11/30/06)*
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund            HFQAX           Class A                -9.99%                    -0.22%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund            HFQCX           Class C               -10.66                     -0.98
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                            Class A               -15.17%                    -3.70%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                            Class C               -10.66                     -0.98
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
MSCI World Index                                                                     -10.39%                    -1.24%
-----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 1.86% and 2.61%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.40% and 2.15% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A and C shares are 1.40% and 2.15% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL OPPORTUNITIES FUND

During the second half of 2007, global equity markets were subjected to the issues of the US sub-prime fallout and the lack of liquidity that followed. The downward shift has been broad-based, with no sector or region immune to events. Areas of the market that had been considered "safe havens" in the latter stages of last year, such as technology and growth stocks, have been hit more recently. In short, almost no area of the market has escaped unscathed.

Toward the end of the period, economic news in the US continued to deteriorate with the collapse of IndyMac and Bear Stearns. The US economy continued to grow, despite misgivings about the durability of consumer spending. Tax rebates were almost certainly a factor, but the weak dollar also made itself felt as companies turned to overseas markets for growth. Problems were not limited to the US as data has shown a slowdown in the emerging market growth boom; the catalyst has been in part weaker external export demand and part erosion in real incomes due to the sharp rise in food and energy prices. Also, Europe has started to feel the pain. What had been problems in housing and consumer spending in the UK and Spain, has now spread to the rest of developed Europe with slowdowns in France and Germany.

For the year ended July 31, 2008, the Global Opportunities Fund returned -11.67% (Class A shares at NAV) versus the benchmark, MSCI World Index, which returned -10.39%. Positive performance was led by the Fund's holdings in both the Energy and Industrials sectors in general, and specifically in the following companies:
Demag Cranes, Peabody Energy, Dana Petroleum and SNC-Lavalin Group. Less impressive was the performance of holdings in the Financials sector such as:
Marfin Popular, Storebrand, Leopalace 21 and Fortis.

In early 2008, the Fund placed a hedge against the sterling and the euro on the belief that both currencies were overvalued relative to the US Dollar. Currency hedging in the British pound was positive over the period, but the hedge to the euro was negative for Fund performance. We believed that the European Central Bank (ECB) had been keeping interest rates high and that they may start to ease off that position. The ECB did not cut interest rates, preferring to fight inflation rather than support growth. As a result, the euro has remained strong against a continually weakening dollar.

The problems that are apparent in the US are not localized, they are international, and may soon become global. We believe economic conditions will likely deteriorate over the summer and while we expect interest rates may begin to come down in certain markets in response to weaker growth it could take time for the benefits to be felt. The coming period may feature a tug-of-war between evidence of slowing economies on the one hand, and lower oil prices on the other. We believe the faster the oil price slows, the more the markets can expect lower interest rates, which may offset the disappointment on earnings. Conversely if the oil price fails to respond to slower growth, or if a supply-side shock unfolds, investors may continue to ignore any valuation attractions for a while longer.



     GLOBAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
---------------------------------------------
     MARFIN POPULAR BANK
      PUBLIC CO., LTD.                 4.0%
     COMPAGNIE FINANCIERE
      RICHEMONT AG                     2.9
     STOREBRAND ASA                    2.6
     PUBLIC POWER CORP. S.A.           2.6
     DEMAG CRANES AG                   2.6
     TELEFONICA S.A.                   2.5
     FRESENIUS AG                      2.4
     DEUTSCHE POST AG                  2.4
     CARLSBERG A                       2.3
     REPUBLIC SERVICES, INC.           2.3

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL OPPORTUNITIES FUND


Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                                      42.8%
Germany                                            11.0
Japan                                              10.4
United Kingdom                                      9.1
Cyprus                                              4.1
Switzerland                                         3.8
Other                                              18.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Industrials                                        22.7%
Financials                                         17.6
Consumer Staples                                   11.1
Information Technology                             10.8
Consumer Discretionary                              7.5
Health Care                                         6.9
Other                                              23.4

Line chart:
INVESTMENT COMPARISON
Value of $10,000

Global Opportunities Fund Class A w/out sales charge - $10,079
Global Opportunities Fund Class A w/sales charge - $9,499
MSCI World Index - $9,794

                       Global Opportunities  Global Opportunities       MSCI
                           Fund Class A           Fund Class A          World
                        w/out sales charge      w/sales charge          Index
11/30/06                       10000                  10000              9425
                               10300                  10206              9708
1/31/07                        10430                  10328              9830
                               10530                  10279              9925
                               10720                  10471             10104
                               11120                  10939             10481
                               11700                  11256             11027
                               11550                  11173             10886
7/31/07                        11410                  10928             10754
                               11320                  10925             10669
                               11840                  11448             11159
                               12490                  11802             11772
                               12040                  11325             11348
                               11923                  11182             11237
1/31/08                        10915                  10330             10288
                               10885                  10275             10259
                               10613                  10182             10003
                               11238                  10725             10592
                               11480                  10902             10820
                               10482                  10037              9879
7/31/08                        10079                   9794              9499

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                               SINCE
                                              NASDAQ                                   ONE                   INCEPTION
AT NAV                                        SYMBOL            CLASS                 YEAR                  (11/30/06)*
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund            HFPAX           Class A                 -11.67%                  0.47%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund            HFPCX           Class C                 -12.26                   0.69
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                            Class A                 -16.77%                 -3.03%
-----------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                            Class C                 -12.26                   0.69
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
MSCI World Index                                                                       -10.39%                 -1.24%
-----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 13.40% and 14.15%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.95% and 2.70% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A and C shares are 1.95% and 2.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL TECHNOLOGY FUND


Global technology markets have experienced a volatile 12 months. The period began strongly, thanks to a largely solid start to the reporting season, with particular strength from sector heavyweights such as Apple, Microsoft and Google. However, following eight consecutive months of positive returns, the Technology sector corrected sharply in November on fears that the credit crunch would spill over into the real economy and impact spending on technology. Volatility continued into the new year, on concerns of a hard landing in the US and contagion to the rest of the world. Against this backdrop, many technology stocks have been sold off aggressively, as many investors have sought to take profits in one of last year's best performing sectors and rotated into more defensive areas.

Technology stocks staged something of a rebound in the second quarter of 2008 thanks to positive company announcements. Companies exposed to the corporate sector appear to be weathering the current downturn particularly well, while those exposed to the consumer have experienced a degree of pain. We believe this would suggest that corporate clients are unable to lower their information technology (IT) budgets aggressively due to past under-spending, a positive sign for the sector. We have seen aggressive selling in certain areas - particularly those that did well last year where investors have taken profits.

A case in point is the alternative energy space, which had a very strong 2007, but sold off sharply at the beginning of this year - the investment thesis hasn't changed, if anything it has become stronger with oil prices continuing to rise and heightened public awareness of climate change, but the market has not been overly interested in fundamentals of late. We remain bullish on this sector and have seen our patience rewarded in the last month or so. Top ten holding Vestas Wind Systems in particular has been very strong. We have continued to see irrational selling by investors who have taken the merest hint of bad news as an excuse to offload their holdings or initiate short positions. Take online printing company Vistaprint for example. The stock suffered a 12% fall when online retailer Amazon announced the launch of a new office supplies store. The rationale for the fall was that this would lead to increased competition for Vistaprint, but we believe this is a very simplistic response. Amazon will be selling commodity office supplies, a very different product to the customized printed materials that Vistaprint offers its customers at a fraction of the price of traditional printing companies.

The Fund has been hurt by a couple of stock-specific issues, namely Tessera Technologies and Focus Media. Tessera is a semiconductor intellectual property company. The market reacted very badly to pronouncements made by the US patent office on patent reviews. We sold our position on the news.

The issue at Focus Media was that a big customer of its SMS advertising service decided it would move the work in-house. This represented around 4% of revenues, and the market reacted very badly. The company has also been hurt by a slowdown in advertising revenues due to the earthquake in China. We believe the company's profits are loaded to the second half of the year, and expect solid performance as margins improve from a low base in 1Q08. It's now trading on just 12x earnings for 50% revenue growth!

Our holdings in the internet space had a positive effect on performance, with online travel agent, Priceline.com particularly strong. The majority of the company's profits come from the fragmented and under-penetrated European market. The company has been able to gain considerable share there and beat analysts' forecasts as a result. UK software company Autonomy has also performed very well for the Fund thanks to strong demand for its unstructured search software from banking clients.

We have stepped away from the global positioning system (GPS) theme on the back of weaker-than-expected sales in Europe and concerns over consumer spending trends. We sold out of TomTom and Garmin but not before we had taken a degree of pain. We still have some exposure to the theme through Trimble Navigation which makes Satelite Navigation devices for the agricultural industry (among other things) - helping farmers get better yields on their fields and a play on 'agflation.'

We continue to play a number of themes with strong long-term secular growth such as the internet and green technology (mentioned above). A new theme in the portfolio is wireless broadband.

We had been bears on wireless data for several years for a number of reasons, most importantly because it was incredibly slow and unreliable and there was a lack of decent devices, regardless of price. This has changed in recent months and wireless data speeds are now really very good and in some cases are faster than wireline. We also have these "dongles" that plug into a laptop and enable internet access on the move. As well as Apple's new 3G iPhone, there is going to be an awful lot of new products hitting the shelves from virtually every manufacturer in the second half of 2008. The prices of these devices are coming down rapidly, especially the dongles, and the service price costs are also attractive.

We have seen confirmation of our positive view on wireless data in recent weeks, with better-than-expected results from a number of companies, including Commscope and Powerwave, and the Fund has benefited as a result.

The gloomy global macroeconomic picture continues to weigh on all equity sectors. There is risk to the earnings outlook for technology stocks that are related to consumer and corporate spending, particularly in developed economies. So far, technology companies' earnings have not been particularly badly hit and this may continue given that emerging market demand has remained quite robust. However, we remain cautious in the near term.


     GLOBAL TECHNOLOGY FUND
     TOP 10 LONG-TERM HOLDINGS

                               AS A PERCENTAGE
     SECURITY                    OF NET ASSETS
----------------------------------------------
     INTERNATIONAL BUSINESS
      MACHINES CORP.                    4.7%
     ADOBE SYSTEMS, INC.                3.4
     TEKELEC                            3.3
     AUTOMATIC DATA
      PROCESSING, INC.                  3.2
     VESTAS WIND SYSTEMS A/S            3.2
     MICROSOFT CORP.                    3.2
     QUALCOMM, INC.                     3.1
     INTEL CORP.                        3.1
     AUTONOMY CORP., PLC                3.0
     COMMSCOPE, INC.                    2.9

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL TECHNOLOGY FUND


Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                                      67.9%
United Kingdom                                      6.7
Taiwan                                              4.6
Denmark                                             3.4
China                                               3.0
Sweden                                              3.0
Other                                              11.4

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF LONG-TERM INVESTMENTS)
Software                                           23.7%
Semiconductors & Semi Equipment                    19.1
Communications Equipment                           18.0
Computers & Peripherals                            12.1
Internet Software & Services                        8.8
IT Services                                         5.3
Other                                              13.0


Line Chart:

INVESTMENT COMPARISON
Value of $10,000


Global Technology Fund Class A w/out sales charge - $15,249
Global Technology Fund Class A w/sales charge - $14,372
MSCI AC World IT Index - $12,191
S&P 500 Index - $12,662

                        Global Technology Fund    Global Technology Fund        MSCI AC
                           Class A w/out                Class A                 World IT        S&P 500
                           sales charge               w/sales charge             Index           Index
8/31/01                        10000                    9425                    10000            10000
                                7850                    7399                     8223             9192
                                8980                    8464                     9555             9368
                               10690                   10075                    11151            10086
                               11040                   10405                    11045            10175
                               10910                   10283                    10966            10026
                                9660                    9105                     9829             9833
                               10480                    9877                    10463            10202
                                9480                    8935                     9293             9584
                                8940                    8426                     8908             9513
                                8140                    7672                     7876             8836
7/31/02                         7360                    6937                     7129             8148
                                6930                    6532                     7042             8201
                                5920                    5580                     5825             7309
                                6900                    6503                     6952             7952
                                7890                    7436                     8058             8421
                                6918                    6520                     6895             7926
                                6989                    6587                     6802             7718
                                6969                    6568                     6864             7602
                                6878                    6482                     6741             7676
                                7464                    7035                     7380             8308
                                8395                    7912                     8020             8746
                                8810                    8303                     8099             8858
7/31/03                         9669                    9113                     8626             9014
                               10266                    9676                     9199             9190
                               10104                    9523                     9135             9093
                               10873                   10248                     9948             9607
                               11055                   10419                    10002             9692
                               11237                   10591                    10222            10200
                               11894                   11211                    10798            10387
                               12077                   11382                    10571            10532
                               11925                   11239                    10413            10373
                               11278                   10629                     9794            10210
                               11632                   10963                    10055            10350
                               12036                   11344                    10312            10550
7/31/04                        10661                   10048                     9399            10201
                               10135                    9552                     9044            10242
                               10782                   10162                     9285            10353
                               11540                   10877                     9720            10511
                               12376                   11665                    10217            10937
                               12792                   12057                    10535            11309
                               12099                   11403                    10039            11033
                               12110                   11413                    10185            11264
                               11811                   11132                     9893            11065
                               11277                   10629                     9511            10855
                               12216                   11514                    10160            11200
                               11822                   11142                    10055            11216
7/31/05                        12462                   11745                    10514            11633
                               12590                   11866                    10486            11527
                               12867                   12127                    10685            11620
                               12579                   11856                    10404            11428
                               13470                   12695                    11188            11862
                               13784                   12991                    11278            11866
                               14779                   13929                    11753            12180
                               14714                   13868                    11519            12213
                               15374                   14490                    11803            12366
                               15666                   14765                    11859            12531
                               14390                   13562                    11023            12171
                               14011                   13205                    10854            12188
7/31/06                        13189                   12430                    10485            12263
                               13600                   12818                    11230            12555
                               14033                   13226                    11598            12879
                               14465                   13634                    11953            13299
                               15179                   14307                    12402            13551
                               15212                   14337                    12391            13741
                               15493                   14602                    12460            13949
                               15450                   14561                    12212            13675
                               15677                   14776                    12281            13828
                               16326                   15387                    12899            14441
                               17386                   16387                    13307            14945
                               17798                   16774                    13582            14697
7/31/07                        17776                   16754                    13599            14241
                               18122                   17080                    13856            14455
                               19107                   18008                    14437            14996
                               20124                   18967                    15187            15234
                               18901                   17814                    14113            14597
                               18699                   17623                    14147            14496
                               16446                   15501                    12488            13626
                               15677                   14776                    12323            13184
                               15370                   14486                    12244            13127
                               16293                   15356                    13134            13766
                               17314                   16319                    13757            13944
                               15600                   14703                    12431            12769
7/31/08                        15249                   14372                    12191            12662

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                         ONE          THREE           FIVE         INCEPTION
AT NAV                                SYMBOL         CLASS           YEAR         YEARS*         YEARS*       (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGAX         Class A        -14.22%         6.96%          9.54%          6.29%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGBX         Class B        -14.82          6.16           8.71           5.57
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGCX         Class C        -14.79          6.21           8.73           5.54
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class A        -19.14%         4.88%          8.26%          5.38%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class B        -18.82          5.27           8.56           5.57
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                     Class C        -14.79          6.21           8.73           5.54
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                              -10.36%         4.97%          7.11%          2.87%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                       -11.09          2.85           7.03           3.47
------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.87%, 2.62%, and 2.62% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A, B, and C shares are 1.57%, 2.32% and 2.32% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets, the index is comprised of 49 developed and emerging market country indices. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
INTERNATIONAL OPPORTUNITIES FUND


Over the reporting year international equity markets have been dominated by the issues surrounding the US sub-prime problems, the credit crunch that followed and fears over a sharply weakening US economy that shattered investor confidence. The Financials sector has dominated the headlines, most notably the collapse of Bear Stearns. As oil breached $140, economic data came in decisively weaker and banks continued to release poor results and increase bad debt provisions.

Generally, corporate earnings have held up well so far, and as a result sell-side analysts have been slow to revise downwards their earnings estimates. In fact, while forecasts for financial services companies have been slashed, forecasts for the rest of the market have barely moved. Common sense tells us that other companies will inevitably experience some effect on their sales, particularly those with significant exposure to the beleaguered financial services industry.

For the year ended July 31, 2008, the International Opportunities Fund returned -10.54% (Class A shares at NAV) versus the benchmark, the MSCI EAFE Index, which posted a return of -11.73%. Positive performance was led by the Fund's holdings in the Energy and Industrials sectors; notably: Akzo Nobel Group, A.P. Moller-Maersk and Statoilhydro. Holdings in the materials sector have also done well thanks to high commodity prices, supply constraints and M&A speculation. Diversified miners, Xstrata and BHP Billiton were particularly strong performers.

The Fund slightly increased the allocation to the Japanese sub-portfolio in the second quarter of 2008. While Japan has had inexpensive valuations for many months, what appears to have peaked the interest of many investors are positives, such as slightly rising inflation, wage growth and mildly positive newsflow. While the Fund's exposure to Japan has been a drag on performance, we remain optimistic in this area as we feel that certain Japanese holdings offer strong growth opportunities yet trade at a discount to their global peers.

In early 2008, the Fund placed a hedge against Sterling and the Euro on the belief that both currencies were overvalued relative to the US dollar. Currency hedging in the British pound was positive over the period, but the hedge to the Euro has been negative for Fund performance. We believed that the European Central Bank (ECB) had been keeping interest rates high and that they may start to ease off that position; however the ECB did not cut rates, preferring to fight inflation rather than support growth. As a result, the Euro has remained strong against a continually weakening dollar.

World markets may remain difficult until the outlook for the global economy settles. Growth may slow due to the past tightening of monetary policies, a credit squeeze and higher oil prices. Despite such concerns, valuations on a certain number stocks still appear attractive. Due to the nature of the sell-off, there are certain areas of the market where lower earnings have already been priced in. Therefore, although the current market environment is challenging, it is also providing some very interesting opportunities to the stock-picker.



The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East.


     INTERNATIONAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
---------------------------------------------
     VIVENDI UNIVERSAL S.A.            3.4%
     CAPITA GROUP PLC                  3.1
     A P MOLLER - MAERSK A/S           3.0
     FRESENIUS AG                      2.9
     DEUTSCHE BOERSE AG                2.9
     OAO GAZPROM, ADR                  2.8
     SODEXHO ALLIANCE S.A.             2.7
     FRANCE TELECOM S.A.               2.7
     SAIPEM SPA                        2.7
     INDUSTRIA DE DISENO
      TEXTIL S.A.                      2.6

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
INTERNATIONAL OPPORTUNITIES FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                                              19.9%
France                                             15.2
Germany                                            10.0
United Kingdom                                      8.7
Switzerland                                         6.7
China                                               5.0
Other                                              34.5


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                                         21.2%
Industrials                                        19.9
Consumer Discretionary                             13.7
Information Technology                             12.3
Materials                                          10.1
Energy                                              8.2
Other                                              14.6

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

Int'l Opportunities Fund Class A w/out sales charge - $27,084
Int'l Opportunities Fund Class A w/sales charge - $25,528
MSCI EAFE Index - $19,043


                      Int'l Opportunities  Int'l Opportunities     MSCI
                         Fund Class A         Fund Class A          EAFE
                       w/out sales charge    w/sales charge        Index
8/31/01                        10000             9425             10000
                                9080             8558              8989
                                9930             9359              9219
                               11430            10773              9560
                               11640            10971              9617
                               11610            10942              9106
                               11290            10641              9171
                               11840            11159              9716
                               11950            11263              9741
                               11940            11253              9874
                               11540            10876              9484
7/31/02                        10510             9906              8549
                               10410             9811              8531
                                9280             8746              7617
                               10060             9482              8027
                               10710            10094              8393
                               10328             9735              8111
                               10167             9583              7773
                                9553             9004              7595
                                9453             8909              7451
                               10500             9896              8191
                               11164            10522              8694
                               11647            10977              8909
7/31/03                        12070            11376              9126
                               12906            12163              9348
                               13127            12372              9638
                               13973            13169             10239
                               13973            13169             10469
                               14890            14034             11287
                               15501            14610             11448
                               15878            14965             11714
                               16378            15436             11785
                               15889            14975             11528
                               15613            14716             11564
                               15950            15033             11836
7/31/04                        15226            14351             11454
                               15196            14322             11507
                               15552            14658             11809
                               16164            15234             12213
                               17126            16141             13051
                               17902            16872             13624
                               17767            16746             13375
                               18492            17428             13955
                               18254            17204             13611
                               17705            16687             13306
                               17446            16443             13326
                               17622            16609             13508
7/31/05                        18388            17331             13924
                               19164            18062             14280
                               19733            18599             14919
                               19288            18179             14485
                               19990            18842             14842
                               20852            19654             15534
                               22273            20993             16489
                               22165            20892             16455
                               23005            21683             17006
                               24156            22769             17831
                               23252            21916             17160
                               23317            21977             17167
7/31/06                        23166            21835             17339
                               23769            22403             17821
                               23898            22525             17851
                               24727            23306             18547
                               25890            24402             19108
                               26697            25163             19709
                               26798            25259             19843
                               27091            25535             20006
                               27743            26150             20526
                               28812            27157             21456
                               29768            28058             21862
                               30309            28567             21894
7/31/07                        30275            28535             21575
                               29971            28249             21243
                               32064            30222             22383
                               33605            31674             23265
                               31861            30031             22506
                               31604            29789             22001
                               28407            26775             19971
                               28444            26810             20263
                               28371            26741             20060
                               29939            28219             21174
                               30784            29015             21421
                               27795            26198             19673
7/31/08                        27084            25528             19043

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                         ONE          THREE           FIVE         INCEPTION
AT NAV                                SYMBOL          CLASS          YEAR         YEARS*         YEARS*       (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOAX         Class A        -10.54%        13.78%         17.55%         15.49%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOBX         Class B        -11.20         12.92          16.68          14.66
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOCX         Class C        -11.17         12.95          16.67          14.66
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFORX        Class R**       -10.75         13.52          17.26          15.22
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class A        -15.68%        11.56%         16.16%         14.51%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class B        -15.20         12.13          16.57          14.66
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                   Class C        -11.17         12.95          16.67          14.66
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                     -11.73%        11.00%         15.84%          9.76%
------------------------------------------------------------------------------------------------------------------------

*  Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and R shares are 1.56%, 2.31%, 2.31%, and 181% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A, B, C, and R shares are 1.45%, 2.20%, 2.20% and 1.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
JAPAN-ASIA FOCUS FUND


The concerns that had weighed heavily on Japan in 2007 continued into 2008: lackluster economic growth, poor stock market performance and a moribund government. There were also increased concerns that Japan's fragile economy would not be able to withstand a sharp slowdown in the US, its second biggest export market behind China. We believe this concern may be exaggerated, as only a quarter of Japanese exports go to the US while Asia now accounts for over half of its exports. Against a backdrop of heavy selling by foreign investors, Japan initially fared worse than other major markets in the second half of 2007, but it has been the best performing equity market globally in the first half of 2008.

The gains in the market came largely in the month of April, where the market was led by rises in Financials, but succumbed to profit taking towards the end of the period as the threat of higher inflation and slower growth impacted equities globally. By sector, Oil, Mining, Steel and Paper performed well over the quarter, while defensive sectors such as Foods and Utilities underperformed, along with Airlines on the back of the weaker yen. Economic data reflected a weakening environment from both a domestic and external perspective. Domestic activity has been impacted by the spectre of higher inflation, which has constrained consumption, while the export sector witnessed a slowdown. There has been some resilience however, as bank lending continued on a recovery trend.

For the year ended July 31, 2008, the Fund returned -20.25% (Class A shares at
NAV) versus the benchmark, the MSCI Japan Index, which posted a return of -14.80%. Poor performance was largely stock related, notably: technology company TDK, which has been hurt by the stronger yen, and housing company Leopalace21, which issued a profit warning. We believe TDK's valuation has already discounted the worst case for future profits and currency. The poor performance of Leopalace21 was a surprise, as we knew a profit warning was coming and believed the market did too, coming from a temporary delay in booking some sales.

Throughout the period, the Fund was weighted towards domestic sectors in Japan and away from export-related shares. The Fund also had low weightings in sectors such as steel, trading houses and shipping, which are all heavily dependent on overseas demand. In general, the Fund has been overweight smaller companies in Japan, rather than the more export-dependent larger companies. The Fund has focused on attractively valued companies with good earnings growth in domestic-orientated sectors. Over the last few months we have also been actively cutting back the Fund's exposure to Asian companies, specifically to seek to take advantage of the growing number of attractive stocks in Japan.

We believe Japanese equities look attractive as compared to other markets, partly because valuations are reasonable and partly because the market has fallen sharply to discount an economic showdown. Activity within Japan has been slightly weaker than expected, hindered by falling capital expenditure and subdued consumer spending, while the export sector is witnessing a slowdown much as anticipated.

However, we believe corporate profits in Japan should prove relatively resilient to the slowdown, as companies had already tightened up on costs and the domestic economy is not slowing down as much as expected. The labor market remained healthy with no sign of rising unemployment, so consumption is unlikely to fall, and exports have continued to contribute to GDP growth, driven by the economic expansion in Asia. Equity valuations, meanwhile, have already discounted a recession, leaving Japan looking cheap relative to other markets.





     JAPAN-ASIA FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                               AS A PERCENTAGE
     SECURITY                    OF NET ASSETS
----------------------------------------------
     SUMITOMO MITSUI
      FINANCIAL GROUP, INC.             5.9%
     TDK CORP.                          5.3
     NTT DOCOMO, INC.                   5.3
     TAKEDA PHARMACEUTICAL
      CO., LTD.                         5.2
     NISHI-NIPPON CITY
      BANK, LTD.                        4.4
     LEOPALACE21 CORP.                  4.2
     XEBIO CO., LTD.                    3.9
     SEKISUI CHEMICAL CO., LTD.         3.8
     MITSUBISHI UFJ FINANCIAL
      GROUP, INC.                       3.7
     KANTO TSUKUBA BANK, LTD.           3.5

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

JAPAN-ASIA FOCUS FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                                              97.1%
Singapore                                           1.2
Malaysia                                            0.9
Hong Kong                                           0.8


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                                         35.6%
Consumer Discretionary                             20.5
Information Technology                             17.3
Materials                                           8.7
Telecommunication Services                          5.2
Health Care                                         5.2
Other                                               7.5


Line Chart:
INVESTMENT COMPARISON
Value of $10,000


Japan-Asia Focus Fund Class A w/out sales charge - $8,079
Japan-Asia Focus Fund Class A w/sales charge - $7,614
MSCI Japan Index - $8,860

                          Japan-Asia Focus  Japan-Asia Focus       MSCI
                             Fund Class A      Fund Class A        Japan
                            w/out sales      w/sales charge        Index
                               charge
1/31/06                        10000            10000              9425
                                9915             9860              9293
                               10169            10360              9764
                               10465            10490              9887
                                9814             9850              9284
                                9705             9920              9350
7/31/06                         9652             9650              9095
                                9796             9830              9265
                                9639             9750              9189
                                9806             9870              9302
                                9876             9860              9293
                               10122             9860              9293
                               10208             9990              9416
                               10618            10220              9632
                               10482            10010              9434
                               10279             9710              9152
                               10446             9950              9378
                               10415            10150              9566
7/31/07                        10398            10130              9548
                               10093             9730              9171
                               10330             9730              9171
                               10291             9770              9208
                               10102             9440              8897
                                9703             9090              8567
                                9259             8548              8056
                                9323             8235              7762
                                8951             8089              7624
                                9601             8819              8312
                                9843             8975              8459
                                9172             8194              7722
7/31/08                         8860             8079              7614

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                               SINCE
                                              NASDAQ                                   ONE                   INCEPTION
AT NAV                                        SYMBOL            CLASS                 YEAR                  (1/31/06)*
----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJAX           Class A                 -20.25%               -8.18%
----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                HFJCX           Class C                 -20.97                -8.87
----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                Class A                 -24.85%              -10.33%
----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                Class C                 -20.97                -8.87
----------------------------------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                                       -14.80%               -4.72%
----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 1.83% and 2.58%, respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A and C shares are 1.75% and 2.50% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
US FOCUS FUND


All major US indices fell during the period. Economic statistics deteriorated with consumer confidence close to record lows and a rise in unemployment provided further ammunition to those arguing for a prolonged recession. The Federal Reserve reduced interest rates to 2.0% in an effort to limit the impact of the dislocation in the financial markets on the broader economy, but rising inflation provided another headache for the market. Falling home prices and excessive inventories also suggest the bottom in housing is at least a year away. It is our view that the US economy has already slowed very significantly, and whether a recession occurs now or not is an academic issue, as the impact will be felt regardless.

The US equity market has fallen to a level that appears to offer attractive valuations, however, what is in question is the ability of companies to achieve projected earnings. We believe that the key to investment performance may be the ability to side-step the worst disappointments through bottom-up stock-picking while gradually adding exposure to a cyclical recovery that could become more evident in late 2008.

The Fund performed well on a relative basis over the one-year period ended July 31, 2008, returning -7.20% (Class A shares at NAV) versus the benchmark, the S&P 500 Index, which posted a return of -11.09%. Performance was led by stock selection in all three sub-portfolios. Not surprisingly the best performing sectors for Fund performance were found in the Energy and Industrials sectors as the prices of commodities and oil hit new highs. Over the course of the year our stock selections gradually reshaped the portfolio to what we felt was a reasonably defensive stance, in expectation of a slowing macro environment. Also impressive was the performance of the Special Situations sub-portfolio, especially given a dearth of merger and acquisitions activity. The managers successfully averted a number of broken transactions and navigated a number of complicated deals by finding attractive entry points of stocks for inclusion in the Fund.

The largest detriment to performance was found in the Fund's exposure to the Financials sector. That said, the Fund remains underweight in the Financials sector as we continue to struggle to find valuations low enough to support the stocks in such an unpredictable environment.

Our new ideas for the Fund have been focused on investments that we think can produce attractive returns in a wide variety of economic outcomes. One example is multi-line insurer Assurant. One of Assurant's niche businesses insures homes that the owners are no longer insuring. We believe that this business performs best when owners are struggling to pay their mortgage, thus the company has been performing very well in the current environment.

The outlook for US equities remains uncertain as weak economic growth coupled with higher energy and food costs make it difficult for the Federal Reserve to engineer a recovery while taming inflation. Global growth is also at risk and could put further pressure on earnings growth this year. Despite the negatives, we believe many valuations are attractive, balance sheets outside of the financial sector are generally strong and the weak dollar has improved the competitiveness of many US corporations.


     US FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
---------------------------------------------
     ADOBE SYSTEMS, INC.                4.9%
     CORRECTIONS CORPORATION
      OF AMERICA                        4.8
     AMERICAN TOWER CORP.               4.4
     ABBOTT LABORATORIES                4.2
     REPUBLIC SERVICES, INC.            4.0
     BURLINGTON NORTHERN
      SANTA FE CORP.                    4.0
     THE BRINK'S CO.                    3.9
     PEPSICO, INC.                      3.7
     SOUTHERN CO.                       3.6
     GENERAL CABLE CORP.                3.5

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
US FOCUS FUND


Pie chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Industrials                                        26.3%
Information Technology                             14.6
Consumer Staples                                   13.0
Energy                                             11.1
Materials                                           8.8
Financials                                          8.4
Other                                              17.8


Line Chart:

INVESTMENT COMPARISON
Value of $10,000

US Focus Fund Class A w/out sales charge - $11,903
US Focus Fund Class A w/sales charge - $11,219
S&P 500 Index - $12,554

                          US Focus Fund    US Focus Fund
                          Class A w/out       Class A           S&P 500
                          sales charge     w/sales charge        Index
4/30/04                        10000            10000              9425
                               10137            10160              9576
                               10334            10380              9783
7/31/04                         9992             9690              9133
                               10032             9420              8878
                               10140             9710              9152
                               10296             9930              9359
                               10713            10420              9821
                               11078            10902             10275
                               10808            10420              9821
                               11035            10510              9906
                               10840            10400              9802
                               10634            10108              9527
                               10972            10621             10010
                               10987            10641             10029
7/31/05                        11396            10982             10351
                               11292            10850             10228
                               11384            10939             10313
                               11194            10780             10162
                               11617            10972             10342
                               11620            10952             10323
                               11928            11448             10790
                               11960            11306             10656
                               12110            11387             10733
                               12272            11590             10923
                               11919            10932             10304
                               11935            10892             10266
7/31/06                        12009            10467              9865
                               12295            10983             10351
                               12612            11185             10542
                               13024            11367             10714
                               13271            11529             10866
                               13457            11597             10930
                               13669            11833             11152
                               13410            11833             11152
                               13569            12025             11334
                               14179            12485             11767
                               14683            13362             12594
                               14448            13181             12423
7/31/07                        14010            12828             12090
                               14229            12763             12029
                               14770            13469             12695
                               15014            14047             13239
                               14395            13448             12675
                               14304            13402             12632
                               13455            11928             11242
                               13027            11965             11277
                               12980            11705             11032
                               13621            12362             11651
                               13807            13031             12281
                               12652            12126             11429
7/31/08                        12554            11903             11219

TOTAL RETURNS AS OF JULY 31, 2008
                                                                                                                SINCE
                                           NASDAQ                             ONE             THREE           INCEPTION
AT NAV                                     SYMBOL       CLASS                YEAR            YEARS*          (4/30/04)*
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUAX       Class A              -7.20%             2.72%            4.18%
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUBX       Class B              -7.95              1.95             3.39
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                     HFUCX       Class C              -7.95              1.95             3.39
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class A             -12.53%             0.70%            2.74%
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class B             -11.95              0.98             2.97
-----------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                                 Class C              -7.95              1.95             3.39
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                               -11.09%             2.85%            5.19%
-----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 2.95%, 3.70%, and 3.70% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.40%, 2.15%, and 2.15% for Class A, B, and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A, B, and C shares are 1.40%, 2.15% and 2.15% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective November 30, 2006, the U.S. Core Growth Fund changed its name and certain investment policies and became the US Focus Fund. The Fund's historical performance may not represent current investment policies. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
WORLDWIDE INCOME FUND


The combination of weak economic data and a massive withdrawal of liquidity and risk appetite led to a fall in a wide range of financial securities during the second half of 2007. The credit markets continued to slip considerably but did achieve a tentative stability at the end of the reporting period. Inflation concerns, soaring commodity prices, equity volatility, higher bond yields and profit warnings in a number of sectors have all played their part. High inflation precludes interest rate cuts and rising commodity prices are boosting inflation. Large segments of the credit markets remain locked with prices in extended freefalls. Securitized products such as mortgage-backed securities
(MBS) and Auction-Rate Securities (ARS) are some of the more important examples of how falling collateral values and rising liquidity premiums have adversely affected asset values. The Fund does not own any MBS or ARS.

For the year ended July 31, 2008, the Fund returned -7.16% (Class A share at
NAV), versus the benchmark, the Lehman Global Aggregate Bond (ex US MBS) Index, which posted a return of 11.40%. The principal drag on the Fund's performance came from high yield corporate bonds. The Fund has experienced increased volatility in a couple of high yield corporate bonds as the credit crisis has morphed into a wider economic slowdown. Default levels have been low but rising and stock selection is critical at this stage of the cycle. From a macro-economic perspective, high yield has had no supply overhang and investors have shunned additional leverage beyond that present in the debt.

The Fund finished the period substantially invested and further trimmed the exposure to high-dividend stocks. We believe the yield available from depressed bond markets offers equity-like return prospects but with historically reduced vulnerability to lower earnings. The Fund remained fully hedged to US dollars as we believe a period of strength is overdue and the dollar is extremely cheap.

The Fund began reducing its equity weighting in late 2007. By the first week of January the exposure was almost halved, which helped to mitigate some of the price weakness experienced by equities globally. The Fund also began to moderately increase its exposure to foreign currency, but by the end of 2007 the dollar began to stabilize and we believe it became oversold. We increased the Fund's hedge in stages, and at the end of the period the Fund was approximately 99.5% hedged to the US dollar.

We believe the weak state of the US economy has been accepted by the market, but the reduction in US import demand and the demand-sapping effect of high commodity prices on the global economy have not been fully reflected. The weak growth path of the global economy may have been the driving factor behind the change in market sentiment and performance since mid-May. This initially stopped the rise in Treasury yields but lately has led to lower international yields despite high current inflation rates. The weak Japanese and European economies have been in the international spotlight with outcomes appearing worse than the US, primarily in the UK, Spain and Ireland. Whereas US weakness has been focused on collapses in airlines, autos and housing, the European weakness has been milder but based across a broader range of industries and consumer demand specifically.



     WORLDWIDE INCOME FUND
     TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
     SECURITY                   OF NET ASSETS
---------------------------------------------
     REPUBLIC OF TURKEY                 3.2%
     REPUBLIC OF SRI LANKA              2.9
     KABEL DEUTSCHLAND GMBH             2.5
     IMPRESS HOLDINGS B.V.              2.4
     STANDARD CHARTERED PLC             2.4
     HCA, INC.                          2.4
     VIRGIN MEDIA PLC                   2.4
     COGNIS GMBH                        2.4
     ROYAL BANK OF SCOTLAND
      GROUP PLC                         2.3
     BCM IRELAND FINANCE, LTD.          2.3

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
WORLDWIDE INCOME FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

United Kingdom                                     23.5%
United States                                      17.9
Netherlands                                         7.9
France                                              7.0
Luxembourg                                          5.7
Germany                                             5.6
Other                                              32.4

Portfolio composition by sector
(as a % of long-term investments)
Banking                                            14.9%
Sovereign                                          12.9
Telecommunication - Integrated                      8.9
Media - Services                                    7.2
Insurance                                           6.5
Chemicals                                           5.3
Other                                              44.3


Line chart:

INVESTMENT COMPARISON
Value of $10,000

Worldwide Income Fund Class A w/out sales charge - $12,951
Worldwide Income Fund Class A w/sales charge - $12,356
Lehman Brothers Global Aggregate Bond (ex US MBS) Index - $13,261

                                                                  Lehman
                                                                 Brothers
                             Worldwide         Worldwide          Global
                             Income Fund      Income Fund        Aggregate
                              Class A           Class A            Bond
                              w/out             w/sales         (ex US MBS)
                            sales charge        charge             Index
9/30/03                        10000             9525             10000
                               10220             9735              9941
                               10570            10068             10089
                               11023            10499             10458
                               11164            10634             10492
                               11154            10624             10540
                               11236            10702             10669
                               11143            10614             10245
                               10957            10437             10308
                               11072            10546             10328
7/31/04                        11281            10745             10310
                               11496            10950             10547
                               11660            11106             10690
                               11889            11324             10974
                               12033            11462             11316
                               12195            11616             11504
                               12168            11590             11355
                               12359            11772             11388
                               11970            11401             11233
                               11832            11270             11383
                               12029            11458             11195
                               12227            11646             11131
7/31/05                        12417            11827             11037
                               12465            11873             11231
                               12388            11800             11034
                               12243            11660             10857
                               12375            11785             10762
                               12507            11911             10869
                               12652            12050             11022
                               12821            12212             10969
                               12836            12227             10858
                               12939            12326             11095
                               12853            12244             11263
                               12803            12195             11157
7/31/06                        12999            12381             11261
                               13191            12564             11386
                               13263            12634             11372
                               13468            12830             11487
                               13663            13017             11789
                               13797            13145             11615
                               13847            13193             11482
                               13948            13291             11734
                               14076            13414             11761
                               14270            13600             11904
                               14355            13682             11702
                               14176            13512             11650
7/31/07                        13859            13211             11911
                               13937            13286             12049
                               14298            13631             12348
                               14509            13834             12561
                               14188            13528             12802
                               14249            13587             12753
                               13706            13070             13126
                               13477            12853             13380
                               13338            12721             13683
                               13764            13129             13380
                               13815            13178             13223
                               13282            12671             13237
7/31/08                        12951            12356             13261

TOTAL RETURNS AS OF JULY 31, 2008

                                                                                                               SINCE
                                           NASDAQ                             ONE            THREE           INCEPTION
AT NAV                                     SYMBOL       CLASS                YEAR            YEARS*         (9/30/03)*
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFAAX       Class A              -6.47%           1.47%            5.53%
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFABX       Class B              -7.00            0.79             4.75
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund             HFACX       Class C              -7.09            0.75             4.76
----------------------------------------------------------------------------------------------------------------------
With sales charge
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                         Class A             -10.90%          -0.16%            4.47%
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                         Class B             -11.00           -0.21             4.40
----------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                         Class C              -7.09            0.75             4.76
----------------------------------------------------------------------------------------------------------------------
Index
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond (ex US MBS) Index                      11.40%           6.33%            6.03%
----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.77%, 2.52%, and 2.52%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses, do not exceed 1.30%, 2.05%, and 2.05%, for Class A, B, and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from August 1, 2007 to July 31, 2008 for Class A, B, and C shares are 1.30%, 2.05% and 2.05% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies. The Fund compares its performance to the Lehman Brothers Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
EUROPEAN FOCUS FUND
JULY 31, 2008


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 100.13%

              AUSTRALIA - 3.41%
  28,125,000  Centamin Egypt, Ltd. * ...   $   30,514,969
   4,000,000  Centamin Egypt, Ltd. * ...        4,297,085
                                           --------------
                                               34,812,054
                                           --------------

              AUSTRIA - 0.44%
      76,000  Andritz AG ...............        4,536,738
                                           --------------

              BAHRAIN - 3.72%
   9,900,000  Gulf Finance Promissory
              Note (a) .................       37,962,302
                                           --------------

              CANADA - 2.82%
   3,818,947  European Goldfields,
              Ltd. * ...................       11,430,271
   3,250,000  Lundin Mining Corp. * ....       17,373,470
                                           --------------
                                               28,803,741
                                           --------------

              CYPRUS - 2.42%
   1,400,000  AFI Development plc,
              GDR (a) (b) ..............        8,610,000
   8,100,000  Urals Energy Public
              Co., Ltd. * ..............       16,130,785
                                           --------------
                                               24,740,785
                                           --------------

              FRANCE - 11.53%
     300,000  Cap Gemini S.A. ..........       19,249,779
     900,000  France Telecom S.A. ......       28,576,095
     835,149  Rhodia S.A. ..............       15,785,824
     149,411  Schneider Electric S.A. ..       16,500,900
     900,000  Vivendi S.A. .............       37,617,589
                                           --------------
                                              117,730,187
                                           --------------

              GERMANY - 6.39%
     230,000  Beiersdorf AG * ..........       14,831,795
     360,000  Gerresheimer AG * ........       18,680,302
     120,000  RWE AG ...................       14,392,525
     299,398  SAP AG ...................       17,329,470
                                           --------------
                                               65,234,092
                                           --------------

              GREECE - 2.50%
     208,000  National Bank of
              Greece S.A. ..............        9,910,416
   1,000,000  Sidenor S.A. .............       15,618,225
                                           --------------
                                               25,528,641
                                           --------------

              IRELAND - 1.75%
     700,000  CRH plc ..................       17,872,487
                                           --------------

              ITALY - 1.48%
     800,000  Azimut Holding SpA .......        6,440,296
   3,500,000  Parmalat SpA .............        8,673,532
                                           --------------
                                               15,113,828
                                           --------------

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

              KAZAKHSTAN - 2.44%
     975,636  KazMunaiGas Exploration
              Production, GDR ..........   $   24,878,718
                                           --------------

              LUXEMBOURG - 0.78%
   2,016,000  GlobeOp Financial
              Services .................        7,912,024
                                           --------------

              NETHERLANDS - 7.08%
     410,333  A&D Pharma Holding N.V.,
              GDR * ....................        1,408,128
     340,000  Akzo Nobel N.V.                  19,412,990
     414,902  AMTEL Vredestein N.V., GDR
              (a)* .....................          663,843
      32,350  Ballast Nedam N.V. .......        1,084,102
     546,000  New World Resources
              B.V. * ...................       16,825,224
   1,200,000  Wavin N.V. ...............        9,633,929
   1,000,000  Wolters Kluwer N.V. ......       23,214,674
                                           --------------
                                               72,242,890
                                           --------------

              NORWAY - 1.61%
     548,329  SeaDrill, Ltd. ...........       16,476,243
                                           --------------

              PORTUGAL - 1.81%
   1,000,000  Galp Energia, SGPS,
              S.A., B Shares ...........       18,493,607
                                           --------------

              RUSSIA - 3.75%
     800,000  OAO Gazprom, ADR .........       38,329,179
                                           --------------

              SPAIN - 0.67%
   1,483,319  Realia Business S.A. .....        6,808,686
                                           --------------

              SWEDEN - 1.55%
   1,200,000  Lundin Petroleum AB * ....       15,841,150
                                           --------------

              SWITZERLAND - 4.67%
     220,000  Compagnie Financiere
              Richemont AG .............       13,201,526
       1,333  Givaudan S.A. ............        1,086,007
   1,136,157  Temenos Group AG * .......       33,389,409
                                           --------------
                                               47,676,942
                                           --------------

              TURKEY - 2.46%
   3,700,000  Turkiye Halk Bankasi
              A.S. .....................       25,060,515
                                           --------------

              UNITED ARAB EMIRATES - 2.06%
   3,820,139  Kingdom Hotel Investments,
              GDR * ....................       21,010,764
                                           --------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2008 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

              UNITED KINGDOM - 33.80%
   2,200,000  Aero Inventory plc .......   $   19,976,387
   4,725,000  Afren plc * ..............       11,603,173
   2,500,000  Ashmore Group plc ........       12,291,711
  11,500,000  Ashtead Group plc ........       15,402,614
     763,158  BlueBay Asset
              Management plc ...........        4,249,694
     903,876  Bovis Homes Group plc ....        5,954,338
     234,116  Cairn Energy plc * .......       12,622,377
   2,104,471  Daily Mail & General
              Trust plc ................       13,139,233
     495,000  Dana Petroleum plc * .....       14,075,340
   6,500,000  Debenhams plc ............        5,198,848
     700,000  Eurasian Natural
              Resources Corp. * ........       14,530,446
   3,000,000  Evolution Group plc ......        5,572,825
   2,000,000  Fresnillo plc * ..........       15,597,104
     300,000  Gem Diamonds, Ltd. * .....        6,105,234
   1,599,460  Hochschild Mining plc ....        9,700,631
     396,825  Impellam Group plc * .....          542,701
     493,553  Imperial Tobacco
              Group plc ................       18,446,888
   1,661,356  Informa plc ..............       14,351,808
     875,000  Investec plc .............        5,854,261
   2,700,000  IP Group plc * ...........        5,829,659
   5,000,000  Juridica Investments,
              Ltd. * ...................       10,753,157
     900,100  Kazakhmys plc ............       26,477,259
   2,000,000  Lancashire Holdings, Ltd.        12,158,695
   1,709,325  Melrose plc ..............        5,377,345
     250,000  NDS Group plc, ADR * .....       14,435,000
   1,825,000  Prosperity Minerals
              Holdings, Ltd. ...........        3,834,876
   2,326,851  Regal Petroleum plc * ....        7,712,928
   6,070,333  Sports Direct
              International ............        7,662,074
   7,500,000  Tau Capital plc * ........        5,400,000
   1,500,000  Tullow Oil plc ...........       23,288,841
     235,161  Xstrata plc ..............       16,857,905
                                           --------------
                                              345,003,352
                                           --------------

              UNITED STATES - 0.99%
     900,000  Virgin Media, Inc. .......       10,098,000
                                           --------------

              TOTAL INVESTMENTS - 100.13%
              (Cost $1,088,519,037) ....    1,022,166,925
                                           --------------



                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

NET OTHER ASSETS AND
              LIABILITIES - (0.13)% ....   $   (1,340,324)
                                           --------------

TOTAL NET ASSETS - 100.00%..............   $1,020,826,601
                                           ==============

*    Non income producing security.

(a) Fair valued at July 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

(b) 144A securities are those that are exempt from registration under 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2008 the security had an aggregate value of $8,610,000, which represented 0.84% of net assets.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS


EUROPEAN FOCUS FUND
JULY 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Oil & Gas Exploration & Production..........      12.36%
Diversified Metal & Mining..................       9.02
Application Software........................       6.38
Integrated Oil & Gas........................       5.57
Publishing..................................       4.97
Gold........................................       4.53
Investment Banking & Brokerage..............       4.26
Movies & Entertainment......................       3.68
Real Estate Management & Development........       3.57
Trading Company & Distributors..............       3.47
Diversified Banks...........................       3.43
Asset Management & Custody Banks............       3.35
Precious Metal & Mineral....................       3.08
Integrated Telecomm Services................       2.80
Construction Materials......................       2.13
Diversified Chemicals.......................       1.90
IT Consulting & Other Services..............       1.89
Life Sciences Tools / Services..............       1.83
Tobacco.....................................       1.81
Specialty Chemicals.........................       1.65
Electric Component & Equipment..............       1.62
Oil & Gas Drilling..........................       1.61
Steel.......................................       1.53
Personal Products...........................       1.45
Multi-Utilities.............................       1.41
Apparel, Accessories & Luxury Goods.........       1.29
Reinsurance.................................       1.19
Industrial Conglomerates....................       1.11
Construction & Engineering..................       1.05
Broadcasting & Cable TV.....................       0.99
Industrial Machinery........................       0.97
Packaged Foods & Meats......................       0.85
Other Diversified Financial Services........       0.77
Specialty Stores............................       0.75
Homebuilding................................       0.58
Diversified Capital Markets.................       0.57
Department Stores...........................       0.51
Pharmaceuticals.............................       0.14
Tires & Rubber..............................       0.06
                                                 --------
Total Investments...........................     100.13
Net Other Assets and Liabilities............      (0.13)
                                                 --------
                                                 100.00%
                                                 ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL EQUITY INCOME FUND
JULY 31, 2008

                                                 VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 97.08%

             AUSTRALIA - 1.16%
    860,000  Transurban Group ..........     $  4,137,899
                                             ------------

             BAHRAIN - 0.22%
    202,980  Gulf Finance House
             Promissory Note (a) .......          778,342
                                             ------------

             CHINA - 1.87%
     50,000  PetroChina Co., Ltd .......        6,673,000
                                             ------------

             CYPRUS - 1.01%
    280,000  Prosafe Production
             Public, Ltd. * ............        1,174,955
    280,000  ProSafe SE ................        2,437,024
                                             ------------
                                                3,611,979
                                             ------------

             CZECH REPUBLIC - 1.41%
    150,000  Telefonica 02 Czech
             Republic a.s. .............        5,031,309
                                             ------------

             FRANCE - 6.26%
     50,000  Casino Guichard-
             Perrachon S.A. ............        4,972,980
    260,000  France Telecom S.A. .......        8,255,316
     20,000  Sanofi-Aventis ............        1,403,590
    100,000  Total S.A. ................        7,666,934
                                             ------------
                                               22,298,820
                                             ------------

             GERMANY - 5.43%
     80,000  Bayer AG ..................        6,914,329
    520,000  Deutsche Telekom AG .......        9,039,546
     28,365  RWE AG ....................        3,402,033
                                             ------------
                                               19,355,908
                                             ------------

             GREECE - 2.03%
     75,000  EFG Eurobank Ergasias .....        1,858,406
    150,000  OPAP S.A. .................        5,379,698
                                             ------------
                                                7,238,104
                                             ------------

             HONG KONG - 6.46%
  2,800,000  BOC Hong Kong
             (Holdings), Ltd. ..........        7,058,184
    620,000  Citic Pacific, Ltd. .......        2,373,328
  3,800,000  Cosco Pacific, Ltd. .......        6,649,209
 11,000,000  PCCW, Ltd. ................        6,940,169
                                             ------------
                                               23,020,890
                                             ------------

             ITALY - 6.73%
    250,000  Enel SpA ..................        2,316,659
    250,000  ENI SpA ...................        8,456,806
    600,000  Intesa Sanpaolo ...........        3,381,029


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             ITALY - (continued)
  1,600,000  Terna - Rete Elettrica
             Nationale SpA .............     $  6,645,575
    531,960  UniCredito Italiano SpA ...        3,169,979
                                             ------------
                                               23,970,048
                                             ------------

             NETHERLANDS - 1.09%
    118,671  ING Groep N.V. ............        3,879,374
                                             ------------

             NEW ZEALAND - 2.05%
  2,638,333  Telecom Corporation of
             New Zealand, Ltd. .........        7,302,196
                                             ------------

             SINGAPORE - 3.16%
  1,100,000  Keppel Corp., Ltd. ........        8,461,808
  1,400,000  Singapore Technologies
             Engineering, Ltd. .........        2,818,068
                                             ------------
                                               11,279,876
                                             ------------

             SOUTH AFRICA - 1.85%
    135,000  Impala Platinum
             Holdings, Ltd. ............        4,507,108
  1,300,000  Woolworths Holdings, Ltd. .        2,079,065
                                             ------------
                                                6,586,173
                                             ------------

             TAIWAN - 7.17%
  4,877,050  China Steel Corp. .........        6,958,205
  2,963,000  Chungwha Telecom Co.,
             Ltd. ......................        7,463,920
  2,819,764  Taiwan Mobile Co., Ltd. ...        5,077,308
    639,272  Taiwan Semiconductor
             Manufacturing Co., Ltd., ..        6,073,084
                                             ------------
                                               25,572,517
                                             ------------

             UNITED KINGDOM - 38.80%
    453,403  Aviva plc .................        4,498,723
    677,436  Barclays plc ..............        4,549,421
    636,251  BP plc ....................        6,534,906
  1,872,883  BT Group plc ..............        6,297,264
    750,000  Dairy Crest Group plc .....        5,820,518
  1,717,274  DS Smith plc ..............        3,726,840
    750,000  Electrocomponents plc .....        2,290,677
    537,604  FirstGroup plc ............        5,491,094
    550,000  GKN plc ...................        2,309,068
    410,636  GlaxoSmithKline plc .......        9,559,960
    250,000  Greene King plc ...........        2,547,459
  1,000,000  Hiscox, Ltd. ..............        3,941,152
  1,837,176  Kingston Communications
             (Hull) plc ................        1,298,805
  3,400,000  Legal & General Group
             plc .......................        6,538,252
    818,570  Lloyds TSB Group plc ......        4,778,650
    200,000  Man Group plc .............        2,415,975
    800,000  Marston's plc .............        2,818,877
    175,000  National Express Group
             plc .......................        3,363,517


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL EQUITY INCOME FUND
JULY 31, 2008 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             UNITED KINGDOM - (continued)
    324,487  National Grid plc .........     $  4,276,380
    582,500  Northumbrian Water
             Group plc .................        3,562,110
    750,000  Pearson plc ...............        9,612,066
    800,000  Premier Farnell plc .......        2,672,563
    270,000  Provident Financial plc ...        4,669,625
    400,000  Rexam plc .................        2,990,847
    263,141  Scottish & Southern
             Energy plc ................        7,283,607
  2,980,000  Smiths News plc ...........        4,294,713
    400,000  Tate & Lyle plc ...........        3,082,926
  1,500,000  Topps Tiles plc ...........        1,425,452
    158,725  United Utilities plc ......        2,180,985
    205,409  United Utilities Group plc,
             B Shares ..................          692,157
  4,000,000  Vodafone Group plc ........       10,739,916
    325,000  William Hill plc ..........        2,012,978
                                             ------------
                                              138,277,483
                                             ------------

             UNITED STATES - 10.38%
    331,600  Atmos Energy Corp. ........        8,777,452
    130,000  Bemis Co., Inc. ...........        3,660,800
      3,739  Fairpoint
             Communications, Inc. ......           25,949
    121,528  H.J. Heinz Co. ............        6,122,580
     74,438  Philip Morris
             International, Inc. .......        3,844,723
    184,928  Progress Energy, Inc. .....        7,824,304
    198,306  Verizon Communications,
             Inc. ......................        6,750,336
                                             ------------
                                               37,006,144
                                             ------------

             TOTAL LONG TERM
             INVESTMENTS ...............      346,020,062
             (Cost $399,028,891)             ------------

SHORT TERM INVESTMENT - 0.57%

  2,027,411  Fidelity Institutional
             Treasury Portfolio ........        2,027,411
                                             ------------

             TOTAL SHORT TERM
             INVESTMENT ................        2,027,411
             (Cost $2,027,411)               ------------

TOTAL INVESTMENTS - 97.65%                    348,047,473
             (Cost $401,056,302) .......     ------------

NET OTHER ASSETS AND
             LIABILITIES - 2.35%                8,387,608
                                             ------------

TOTAL NET ASSETS - 100.00%................   $356,435,081
                                             ============

*    Non income producing security

(a) Fair valued at July 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Integrated Telecommunication Services.......      16.39%
Integrated Oil & Gas........................       8.23
Diversified Banks...........................       6.96
Electric Utilities..........................       6.75
Pharmaceuticals.............................       5.02
Wireless Telecommunication Services.........       4.44
Packaged Foods & Meats......................       4.22
Industrial Conglomerates....................       3.04
Multi - Utilities...........................       2.96
Publishing..................................       2.70
Gas Utilities...............................       2.46
Casinos & Gaming............................       2.07
Paper Packaging.............................       2.07
Steel.......................................       1.95
Marine Ports & Services.....................       1.87
Life & Health Insurance.....................       1.83
Semiconductors..............................       1.70
Trucking....................................       1.54
Food Retail.................................       1.40
Technology Distributors.....................       1.39
Consumer Finance............................       1.31
Precious Metal & Mineral....................       1.26
Multi - line Insurance......................       1.26
Distributors................................       1.20
Highways & Rail tracks......................       1.16
Property & Casualty Insurance...............       1.11
Other Diversified Financial Services........       1.09
Tobacco.....................................       1.08
Oil & Gas Equipment & Services..............       1.01
Water Utilities.............................       1.00
Railroads...................................       0.94
Metal & Glass Containers....................       0.84
Brewers.....................................       0.79
Aerospace & Defense.........................       0.79
Restaurants.................................       0.71
Asset Management & Custody Banks............       0.68
Auto Parts & Equipment......................       0.65
Department Stores...........................       0.58
Home Improvement Retail.....................       0.40
Investment Banking & Brokerage..............       0.22
                                                 --------
Long Term Investments.......................      97.08
Short Term Investment.......................       0.57
                                                 --------
Total Investments...........................      97.65
Net Other Assets and Liabilities............       2.35
                                                 --------
                                                 100.00%
                                                 ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL OPPORTUNITIES FUND
JULY 31, 2008

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 94.91%

             AUSTRALIA - 0.84%
     44,000  Boart Longyear Group ......      $    84,518
     12,300  Paladin Energy, Ltd. * ....           63,120
                                              -----------
                                                  147,638
                                              -----------

             CANADA - 0.97%
        164  Groupe Aeroplan, Inc. .....            2,369
        109  Jazz Air Income
             Fund (a) (b) (c) ..........              543
      3,077  SNC-Lavalin Group, Inc. ...          167,350
                                              -----------
                                                  170,262
                                              -----------

             CYPRUS - 3.99%
     98,700  Marfin Popular Bank Public
             Co., Ltd. .................          701,733
                                              -----------

             DENMARK - 2.33%
      5,053  Carlsberg A/S .............          409,955
                                              -----------

             GERMANY - 8.25%
      4,500  Bayer AG ..................          388,931
      8,185  Demag Cranes AG ...........          449,040
     17,723  Deutsche Post AG ..........          416,271
      1,594  Siemens AG ................          195,544
                                              -----------
                                                1,449,786
                                              -----------

             GREECE - 2.60%
     14,753  Public Power Corp. S.A. ...          456,992
                                              -----------

             HONG KONG - 1.39%
     46,000  BOC Hong Kong (Holdings),
             Ltd. ......................          116,863
     10,000  Henderson Land Development
             Co., Ltd. .................           62,552
     32,000  Sino Land Co. Ltd. ........           64,397
                                              -----------
                                                  243,812
                                              -----------

             ISRAEL - 0.41%
      3,140  Check Point Software
             Technologies, Ltd * .......           71,686
                                              -----------

             JAPAN - 10.10%
     17,000  Daiwa Securities
             Group, Inc. ...............          149,066
     59,000  Hokuhoku Financial
             Group, Inc. ...............          152,032
      2,900  HOYA Corp. ................           59,944
     13,100  Leopalace21 Corp. .........          177,160
     16,800  Mitsubishi UFJ Financial
             Group, Inc. ...............          148,031


                                                 VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             JAPAN - (continued)
        400  Nintendo Co., Ltd. ........      $   192,888
      5,800  NSD Co., Ltd. .............           67,201
        123  NTT DoCoMo, Inc. ..........          199,062
     21,000  Sekisui Chemical Co., Ltd.           133,920
         24  Sumitomo Mitsui Financial
             Group, Inc. ...............          188,645
      3,000  TDK Corp. .................          180,748
     10,000  Yamato Holdings Co., Ltd. .          125,319
                                              -----------
                                                1,774,016
                                              -----------

             NORWAY - 2.64%
     67,200  Storebrand ASA ............          464,680
                                              -----------

             SINGAPORE - 3.23%
      8,000  DBS Group Holdings, Ltd. ..          112,330
     39,000  Keppel Corp., Ltd. ........          301,559
     48,000  Wilmar International, Ltd.           153,203
                                              -----------
                                                  567,092
                                              -----------

             SPAIN - 2.47%
     16,660  Telefonica S.A. ...........          434,017
                                              -----------

             SWEDEN - 0.57%
      9,500  Telefonaktiebolaget LM
             Ericsson, B shares. .......           99,553
                                              -----------

             SWITZERLAND - 3.75%
      8,530  Compagnie Financiere
             Richemont AG ..............          511,859
      3,340  Nestle S.A. ...............          146,378
                                              -----------
                                                  658,237
                                              -----------

             TAIWAN - 0.44%
      1,235  High Tech Computer
             Corp., GDR ................           76,941
                                              -----------

             THAILAND - 0.47%
    330,000  Krung Thai Bank PCL .......           83,264
                                              -----------

             UNITED KINGDOM - 8.83%
     57,084  Afren plc * ...............          140,181
      7,873  Aggreko plc ...............          110,219
     14,322  Aquarius Platinum, Ltd. ...          141,169
      5,273  Autonomy Corp., plc * .....          111,168
      3,818  Carnival plc ..............          133,325
      6,842  Dana Petroleum plc * ......          194,552
     32,042  Fenner plc ................          154,376
      2,738  Intermediate Capital
             Group plc .................           72,871
     20,216  Tui Travel plc ............           79,686
     14,641  United Business Media, Ltd.          163,153
     50,289  Vodafone Group plc ........          135,025
      1,615  Xstrata plc ...............          115,774
                                              -----------
                                                1,551,499
                                              -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL OPPORTUNITIES FUND
JULY 31, 2008 (CONTINUED)


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             UNITED STATES - 41.63%
      4,471  Abbott Laboratories .......      $   251,896
      8,100  Adobe Systems, Inc. * .....          334,935
      3,816  American Express Co. ......          141,650
      9,682  American Tower Corp.
             Class A * .................          405,676
      4,884  Anheuser-Busch Cos, Inc. ..          330,940
      1,135  Apple, Inc. * .............          180,408
      2,900  Assurant, Inc. ............          174,348
      6,230  Bank of America Corp. .....          204,967
      2,675  Burlington Northern
             Santa Fe Corp. ............          278,548
     28,985  Cenveo, Inc. * ............          267,821
      3,179  Citrix Systems, Inc. * ....           84,689
      5,758  Coach, Inc. * .............          146,887
      2,250  CommScope, Inc. * .........          100,327
     10,720  Corrections Corporation
             of America * ..............          300,482
     11,269  El Paso Corp. .............          202,053
      3,548  Freeport-McMoRan Copper &
             Gold, Inc. ................          343,269
      3,875  General Cable Corp. * .....          223,316
      8,058  Herbalife, Ltd. ...........          348,025
     13,585  Horsehead Holding Corp. * .          165,737
      4,600  Intel Corp. ...............          102,074
        989  International Business
             Machines Corp. ............          126,572
      3,700  Marathon Oil Corp. ........          183,039
      3,468  Merck & Co., Inc. .........          114,097
      4,748  Owens-Illinois, Inc. * ....          200,555
      2,719  Peabody Energy Corp. ......          183,940
      3,512  PepsiCo, Inc. .............          233,759
      5,475  Philip Morris
             International, Inc. .......          282,784
        945  Priceline.com, Inc. * .....          108,628
     12,610  Republic Services, Inc. ...          409,825
      6,400  Southern Co. ..............          226,496
      5,708  The Brink's Co. ...........          393,624
      6,667  The Williams Companies,
             Inc. ......................          213,677
      1,553  Trimble Navigation,
             Ltd. * ....................           51,560
                                              -----------
                                                7,316,604
                                              -----------

             TOTAL COMMON STOCK ........       16,677,767
             (Cost $18,158,447)               -----------


PREFERRED STOCK - 2.43%

             GERMANY - 2.43%
      5,252  Fresenius AG ..............          427,672
                                              -----------

             TOTAL PREFERRED STOCK .....          427,672
             (Cost $414,961)                  -----------

             TOTAL LONG TERM
             INVESTMENTS ...............       17,105,439
             (Cost $18,573,408)               -----------


                                                 VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

SHORT TERM INVESTMENT - 2.74%

    481,045  Fidelity Institutional
             Treasury Portfolio ........      $   481,045
                                              -----------

             TOTAL SHORT TERM
             INVESTMENT ................          481,045
             (Cost $481,045)                  -----------

TOTAL INVESTMENTS - 100.08% ............       17,586,484
             (Cost $19,054,453)               -----------

NET OTHER ASSETS AND
             LIABILITIES - (0.08)% .....          (13,403)
                                              -----------

TOTAL NET ASSETS - 100.00%..............      $17,573,081
                                              ===========

*    Non income producing security

(a)  Restricted security.

(b) 144A securities are those that are exempt from registration under 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2008 these securities had an aggregate value of $543, which represented 0.00% of net assets.

(c) Fair valued at July 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

GDR  Global Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL OPPORTUNITIES FUND
JULY 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks...........................       7.69%
Diversified Commercial & Professional Services     4.58
Pharmaceuticals.............................       4.30
Brewers.....................................       4.22
Wireless Telecommunication Services.........       4.21
Electric Utilities..........................       3.89
Apparel, Accessories & Luxury Goods.........       3.75
Diversified Metal & Mining..................       3.55
Application Software........................       3.40
Air Freight & Logistics.....................       3.08
Industrial Conglomerates....................       2.83
Life & Health Insurance.....................       2.65
Construction & Farm Machinery & Truck.......       2.56
Integrated Telecommunication Services.......       2.47
Health Care Equipment.......................       2.43
Oil & Gas Storage & Transportation..........       2.37
Environment & Facilities Services...........       2.33
Computer Hardware...........................       2.19
Personal Products...........................       1.98
Oil & Gas Exploration & Production..........       1.91
Real Estate Management & Development........       1.73
Tobacco.....................................       1.61
Railroads...................................       1.58
Commercial Printing.........................       1.52
Construction & Engineering..................       1.43
Coal & Consumable Fuels.....................       1.41
Electronic Equipment Manufacturing..........       1.37
Soft Drinks.................................       1.33
Electric Component & Equipment..............       1.27
Hotels, Resorts & Cruise....................       1.21
Other Diversified Financial Services........       1.17
Metal & Glass Containers....................       1.14
Communications Equipment....................       1.14
Home Entertainment Software.................       1.10
Integrated Oil & Gas........................       1.04
Multi-line Insurance........................       0.99
Publishing..................................       0.93
Industrial Machinery........................       0.88
Agricultural Products.......................       0.87
Regional Banks..............................       0.86
Investment Banking & Brokerage..............       0.85
Packaged Foods & Meats......................       0.83



INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Consumer Finance............................       0.81%
Precious Metal & Mineral....................       0.80
Homebuilding................................       0.76
Internet Retail.............................       0.62
Semiconductors..............................       0.58
Asset Management & Custody Banks............       0.41
Systems Software............................       0.41
Electronic Manufacturing Services...........       0.29
Advertising.................................       0.01
                                                 -------
Long Term Investments.......................      97.34
Short Term Investment.......................       2.74
                                                 -------
Total Investments...........................     100.08
Net Other Assets and Liabilities............      (0.08)
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL TECHNOLOGY FUND
JULY 31, 2008

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 93.82%

             CHINA - 2.86%
    103,463  Focus Media Holding,
             Ltd., ADR * .................   $  3,073,886
     93,754  Shanda Interactive
             Entertainment, Ltd., ADR * ..      2,421,666
                                             ------------
                                                5,495,552
                                             ------------

             DENMARK - 3.18%
     46,575  Vestas Wind Systems A/S * ...      6,123,019
                                             ------------

             FRANCE - 1.77%
     53,000  Cap Gemini S.A. .............      3,400,794
                                             ------------

             GERMANY - 2.16%
     71,883  SAP AG ......................      4,160,663
                                             ------------

             ISRAEL - 2.47%
    210,000  Ceragon Networks, Ltd. * ....      1,652,700
    136,000  Check Point Software
             Technologies, Ltd.* .........      3,104,880
                                             ------------
                                                4,757,580
                                             ------------

             JAPAN - 1.53%
      6,100  Nintendo Co., Ltd. ..........      2,941,541
                                             ------------
                                                2,941,541
                                             ------------

             KOREA - 1.52%
    136,000  Gmarket, Inc. ADR * .........      2,915,840
                                             ------------
                                                2,915,840
                                             ------------

             SINGAPORE - 1.27%
    110,093  Verigy, Ltd. * ..............      2,447,367
                                             ------------

             SWEDEN - 2.80%
    514,532  Telefonaktiebolaget LM
             Ericsson, B Shares ..........      5,391,929
                                             ------------

             TAIWAN - 4.32%
    454,661  Powertech Technology, Inc.,
             GDR .........................      2,606,480
    334,000  Richtek Technolog Corp. .....      2,876,525
    297,492  Taiwan Semiconductor
             Manufacturing Co.,
             Ltd., ADR ...................      2,826,178
                                             ------------
                                                8,309,183
                                             ------------

             UNITED KINGDOM - 6.27%
  1,700,000  ARM Holdings plc ............      3,204,927
    276,953  Autonomy Corp., plc * .......      5,838,880
  1,124,000  Vodafone Group plc ..........      3,017,917
                                             ------------
                                               12,061,724
                                             ------------


                                                   VALUE
   SHARES                                        (NOTE 2)
   ------                                        --------

             UNITED STATES - 63.67%
    155,990  Adobe Systems, Inc. * .......    $ 6,450,186
     76,091  Akamai Technologies,
             Inc. * ......................      1,775,964
    144,000  Altera Corp. ................      3,160,800
     37,254  Amazon.com, Inc. * ..........      2,843,970
     18,929  Apple, Inc. * ...............      3,008,765
    145,777  Automatic Data Processing,
             Inc. ........................      6,226,136
    130,000  Cisco Systems, Inc. * .......      2,858,700
    106,224  Citrix Systems, Inc. * ......      2,829,807
    123,585  CommScope, Inc. * ...........      5,510,655
    122,000  ComScore, Inc. * ............      2,327,760
    124,298  Dell, Inc. * ................      3,054,002
     76,250  DTS, Inc. * .................      2,179,987
    237,673  EMC Corp. * .................      3,567,472
      5,600  Google, Inc., Class A * .....      2,653,000
     71,111  Hewlett-Packard Co. .........      3,185,773
    265,087  Intel Corp. .................      5,882,281
     71,127  International Business
             Machines Corp. ..............      9,102,833
    369,000  Marvell Technology
             Group, Ltd. * ...............      5,457,510
     93,750  McAfee, Inc. * ..............      3,070,312
    237,671  Microsoft Corp. .............      6,112,898
    371,397  ON Semiconductor Corp. * ....      3,487,418
    140,000  Oracle Corp. * ..............      3,014,200
    850,000  Powerwave Technologies,
             Inc. * ......................      3,485,000
     26,167  Priceline.com, Inc. * .......      3,007,897
    106,787  QUALCOMM, Inc. ..............      5,909,593
     41,750  Sohu.com, Inc. * ............      3,151,290
    100,050  Starent Networks Corp. * ....      1,310,655
    126,486  Take-Two Interactive
             Software, Inc. * ............      2,883,881
    410,000  Tekelec * ...................      6,391,900
     87,187  Trimble Navigation, Ltd. * ..      2,894,608
     87,735  Varian Semiconductor
             Equipment Associates, Inc. *       2,563,617
    121,500  VistaPrint, Ltd. ............      3,131,055
                                             ------------
                                              122,489,925
                                             ------------

             TOTAL LONG TERM
             INVESTMENTS .................    180,495,117
             (Cost $181,775,987)             ------------



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
GLOBAL TECHNOLOGY FUND
JULY 31, 2008 (CONTINUED)


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

SHORT TERM INVESTMENT - 4.63%
  8,919,334  Fidelity Institutional
             Treasury Portfolio ..........   $  8,919,334
                                             ------------

             TOTAL SHORT TERM
             INVESTMENT                         8,919,334
             (Cost $8,919,334) ...........   ------------

TOTAL INVESTMENTS - 98.45% ...............    189,414,451
             (Cost $190,695,321)             ------------

NET OTHER ASSETS AND
             LIABILITIES - 1.55% .........      2,974,669
                                             ------------

TOTAL NET ASSETS - 100.00% ...............   $192,389,120
                                             ============

          *  Non income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipt



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Communications Equipment....................      16.90%
Semiconductors..............................      15.33
Application Software........................      10.02
Computer Hardware...........................       9.54
Internet Software & Services................       8.29
Systems Software............................       7.96
Home Entertainment Software.................       4.29
Data Processing & Outsourced Services.......       3.24
Heavy Electrical Equipment..................       3.18
Internet Retail.............................       3.04
Semiconductor Equipment.....................       2.60
Computer Storage & Peripheral...............       1.86
IT Consulting & Other Services..............       1.77
Advertising.................................       1.60
Wireless Telecomm Services..................       1.57
Electronic Manufacture Services.............       1.50
Electronic Equipment Manufacturing..........       1.13
                                                 -------
Long Term Investments.......................      93.82
Short Term Investment.......................       4.63
                                                 -------
Total Investments...........................      98.45
Net Other Assets and Liabilities............       1.55
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2008

                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 89.16%

              AUSTRALIA - 1.05%
   1,145,000  BHP Billiton, Ltd. .......   $   42,812,625
                                           --------------

              CHINA - 4.65%
  50,000,000  Bank of China, Ltd.,
              Class H ..................       22,944,012
  77,647,000  China CITIC Bank,
              Class H ..................       49,564,456
  14,448,000  China Shipping
              Development Co., Ltd. ....       44,446,267
   9,192,000  Harbin Power Equipment
              Co., Ltd. ................       14,421,411
 125,809,000  SRE Group, Ltd. ..........       14,835,967
  24,042,000  Yanzhou Coal Mining Co.,
              Ltd., Class H ............       44,006,327
                                           --------------
                                              190,218,440
                                           --------------

              DENMARK - 2.95%
      10,400  A P Moller - Maersk A/S ..      120,820,069
                                           --------------

              FRANCE - 14.04%
   1,315,149  Essilor International S.A.       65,000,694
   3,460,000  France Telecom S.A. ......      109,859,209
   3,838,351  Rhodia S.A. ..............       72,551,765
     700,000  Schneider Electric S.A. ..       77,307,763
   1,710,219  Sodexho Alliance S.A. ....      111,423,075
   3,320,000  Vivendi S.A. .............      138,767,105
                                           --------------
                                              574,909,611
                                           --------------

              GERMANY - 6.24%
     972,000  Beiersdorf AG * ..........       62,680,457
   1,033,000  Deutsche Boerse AG .......      117,784,889
   1,299,000  SAP AG ...................       75,187,478
                                           --------------
                                              255,652,824
                                           --------------

              GREECE - 0.80%
     691,600  National Bank of
              Greece S.A. ..............       32,952,133
                                           --------------

              HONG KONG - 3.61%
   9,437,000  Beijing Enterprises
              Holdings, Ltd. ...........       35,804,861
   6,060,000  China Mobile, Ltd. .......       81,482,517
       7,399  HKC Holdings, Ltd. * .....              121
   1,785,000  Hong Kong Exchanges &
              Clearing, Ltd. ...........       26,609,349
  24,565,000  Neo-China Group (Holdings),
              Ltd. (a) .................        4,006,737
                                           --------------
                                              147,903,585
                                           --------------

              IRELAND - 1.24%
   1,990,000  CRH plc ..................       50,808,927
                                           --------------


                                                  VALUE
    SHARES                                      (NOTE 2)
    ------                                      --------

              ISRAEL - 0.45%
     810,586  Check Point Software
              Technologies, Ltd. * .....   $   18,505,678
                                           --------------

              ITALY - 2.84%
   2,615,849  Parmalat SpA .............        6,482,471
   2,836,564  Saipem SpA ...............      109,689,619
                                           --------------
                                              116,172,090
                                           --------------

              JAPAN - 18.31%
   9,483,000  Daiwa Securities
              Group, Inc. ..............       83,152,598
  28,905,000  Hokuhoku Financial
              Group, Inc. ..............       74,482,922
   1,464,000  HOYA Corp. ...............       30,261,111
   6,906,200  Leopalace21 Corp. ........       93,397,097
   3,571,000  NSD Co., Ltd. ............       41,375,075
      64,058  NTT DoCoMo, Inc. .........      103,670,824
   9,873,000  Sekisui Chemical Co., Ltd.       62,961,709
      12,372  Sumitomo Mitsui
              Financial Group, Inc. ....       97,246,661
   1,516,700  TDK Corp. ................       91,380,173
   5,744,000  Yamato Holdings
              Co., Ltd. ................       71,983,019
                                           --------------
                                              749,911,189
                                           --------------

              KOREA - 0.92%
   1,837,600  Hyundai Marine & Fire
              Insurance Co., Ltd. ......       37,585,416
                                           --------------

              NETHERLANDS - 2.37%
   1,700,000  Akzo Nobel N.V. ..........       97,064,949
                                           --------------

              RUSSIA - 2.80%
   2,390,000  OAO Gazprom, ADR .........      114,508,423
                                           --------------

              SINGAPORE - 3.01%
   4,529,000  DBS Group Holdings, Ltd. .       63,592,804
  37,805,800  Noble Group, Ltd. ........       59,719,561
                                           --------------
                                              123,312,365
                                           --------------

              SPAIN - 2.61%
   2,220,344  Industria de Diseno
              Textil S.A. ..............      106,713,583
                                           --------------

              SWEDEN - 0.61%
   2,400,000  Telefonaktiebolaget LM
              Ericsson, B Shares .......       25,150,291
                                           --------------

              SWITZERLAND - 6.19%
   3,975,330  ABB, Ltd. * ..............      104,753,532
     930,000  Compagnie Financiere
              Richemont S.A. ...........       55,806,451
   1,113,566  Kuehne & Nagel
              International AG .........       92,946,201
                                           --------------
                                              253,506,184
                                           --------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2008 (CONTINUED)


                                                VALUE
   SHARES                                      (NOTE 2)
   ------                                      --------

              TURKEY - 2.02%
  12,200,000  Turkiye Halk
              Bankasi A.S. .............   $   82,631,968
                                           --------------

              UNITED KINGDOM - 8.02%
   1,487,738  Autonomy Corp., plc * ....       31,365,335
     731,613  Cairn Energy plc * .......       39,444,957
   9,451,491  Capita Group plc .........      128,701,078
  14,104,801  Debenhams plc ............       11,281,341
   8,104,063  Hochschild Mining plc ....       49,150,665
     952,433  Xstrata plc ..............       68,276,735
                                           --------------
                                              328,220,111
                                           --------------

              UNITED STATES - 4.43%
     674,100  Adobe Systems, Inc. * ....       27,874,035
     893,763  Citrix Systems, Inc. * ...       23,809,846
     515,000  CommScope, Inc. * ........       22,963,850
   1,327,669  Intel Corp. ..............       29,460,975
     257,306  International Business
              Machines Corp. ...........       32,930,022
     270,000  Priceline.com, Inc. * ....       31,036,500
     400,933  Trimble Navigation, Ltd. *       13,310,976
                                           --------------
                                              181,386,204
                                           --------------

              TOTAL COMMON STOCK .......    3,650,746,665
              (Cost $3,759,010,754)        --------------

PREFERRED STOCK - 2.93%

              GERMANY - 2.93%
   1,473,654  Fresenius AG .............      120,000,226
                                           --------------

              TOTAL PREFERRED STOCK ....      120,000,226
              (Cost $90,927,261)           --------------

              TOTAL LONG TERM
              INVESTMENTS ..............    3,770,746,891
              (Cost $3,849,938,015)        --------------


                                                VALUE
   SHARES                                     (NOTE 2)
   ------                                     --------

SHORT TERM INVESTMENT - 8.20%

 335,907,263  Fidelity Institutional
              Treasury Portfolio .......   $  335,907,263
                                           --------------

              TOTAL SHORT TERM
              INVESTMENT ...............      335,907,263
              (Cost $335,907,263)          --------------

TOTAL INVESTMENTS - 100.29% ............    4,106,654,154
              (Cost $4,185,845,278)        --------------

NET OTHER ASSETS AND
              LIABILITIES - (0.29)% ....      (11,744,159)
                                           --------------

TOTAL NET ASSETS - 100.00%..............   $4,094,909,995
                                           ==============

     *    Non income producing security

     (a) Fair valued at July 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

     ADR  American Depositary Receipt

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2008 (CONTINUED)


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks...........................       8.52%
Marine......................................       6.31
Application Software........................       4.88
Wireless Telecommunication Services.........       4.52
Specialized Finance.........................       3.53
Movies & Entertainment......................       3.39
Human Resource & Employment Services........       3.14
Electronic Equip Manufacturing..............       2.97
Health Care Equipment.......................       2.93
Heavy Electrical Equipment..................       2.91
Integrated Oil & Gas........................       2.80
Real Estate Management & Development........       2.74
Restaurants.................................       2.72
Diversified Metal & Mining..................       2.71
Integrated Telecommunication Services.......       2.68
Oil & Gas Equipment & Services..............       2.68
Apparel Retail..............................       2.61
Diversified Chemicals.......................       2.37
Investment Banking & Brokerage..............       2.03
Electric Component & Equipment..............       1.89
Regional Banks..............................       1.82
Specialty Chemicals.........................       1.77
Air Freight & Logistics.....................       1.76
Health Care Supplies........................       1.59
Homebuilding................................       1.54
Personal Products...........................       1.53
Trading Company & Distribution..............       1.46
Apparel, Accessories & Luxury Goods.........       1.36
Construction Materials......................       1.24
Precious Metal & Mineral....................       1.20
Communications Equipment....................       1.17
Coal & Consumable Fuels.....................       1.07
Oil & Gas Exploration & Production..........       0.96
Property & Casualty Insurance...............       0.92
Industrial Conglomerates....................       0.87
Computer Hardware...........................       0.80
Internet Retail.............................       0.76
Semiconductors..............................       0.72
Systems Software............................       0.45
Electronic Manufacturing Services...........       0.33
Department Stores...........................       0.28
Packaged Foods & Meats......................       0.16
                                                 -------
Long Term Investments.......................      92.09
Short Term Investment.......................       8.20
                                                 -------
Total Investments...........................     100.29
Net Other Assets and Liabilities............      (0.29)
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
JAPAN-ASIA FOCUS FUND
JULY 31, 2008


                                                 VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 100.67%

             HONG KONG - 0.75%
    195,000  Sino Land Co., Ltd. ...........  $   392,419
                                              -----------

             JAPAN - 97.77%
     91,200  Aeon Co., Ltd. ................    1,115,855
     96,000  Bridgestone Corp. .............    1,570,561
     82,000  Daiwa House Industry
             Co., Ltd. .....................      779,070
    165,000  Daiwa Securities Group, Inc. ..    1,446,818
    689,000  Furukawa-Sky Aluminum Corp. ...    1,743,495
    109,790  Hitachi Systems & Services,
             Ltd. ..........................    1,674,047
    653,000  Hokuhoku Financial Group, Inc.     1,682,662
     60,000  HOYA Corp. ....................    1,240,210
    183,000  J Front Retailing Co., Ltd. ...      997,395
    197,000  Japan Asia Investment Co.,
             Ltd. ..........................      891,097
    365,200  Kanto Tsukuba Bank, Ltd. ......    1,797,481
     45,750  Kappa Create Co., Ltd. ........      877,810
    160,000  Leopalace21 Corp. .............    2,163,786
    214,800  Mitsubishi UFJ Financial
             Group, Inc. ...................    1,933,270
        459  Nippon Paper Group, Inc. ......    1,297,632
    778,000  Nishi-Nippon City Bank, Ltd. ..    2,271,586
     58,700  NS Solutions Corp. ............    1,123,562
     73,400  NSD Co., Ltd. .................      850,443
      1,686  NTT DoCoMo, Inc. ..............    2,728,605
    138,000  Otsuka Kagu, Ltd. .............    1,274,023
    102,400  Resorttrust, Inc. .............    1,339,263
    313,000  Sekisui Chemical Co., Ltd. ....    1,996,051
    101,800  Shinko Electric Industries
             Co., Ltd. .....................    1,365,385
        389  Sumitomo Mitsui Financial
             Group, Inc. ...................    3,057,626
     25,050  T&D Holdings, Inc. ............    1,585,869
     50,800  Takeda Pharmaceutical Co., Ltd.    2,707,513
     46,100  TDK Corp. .....................    2,777,495
     16,560  Token Corp. ...................      652,361
    424,000  Ube Industries, Ltd. ..........    1,532,743
        157  West Japan Railway Co. ........      745,090
     97,400  Xebio Co., Ltd. ...............    2,008,759
    124,000  Yamato Holdings Co., Ltd. .....    1,553,951
                                              -----------
                                               50,781,514
                                              -----------

             MALAYSIA - 0.96%
    193,000  Tenaga Nasional Berhad ........      497,912
                                              -----------

             SINGAPORE - 1.19%
     44,000  DBS Group Holdings, Ltd. ......      617,815
                                              -----------

             TOTAL INVESTMENTS - 100.67%       52,289,660
             (Cost $62,645,878) ............  -----------

NET OTHER ASSETS AND
             LIABILITIES - (0.67)% .........     (348,657)
                                              -----------

TOTAL NET ASSETS - 100.00%..................  $51,941,003
                                              ===========

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Regional Banks..............................      11.07%
Diversified Banks...........................      10.80
Electronic Equipment Manufacturing..........       7.73
Real Estate Management & Development........       6.42
IT Consulting & Other Services..............       5.39
Wireless Telecommunication Services.........       5.25
Pharmaceuticals.............................       5.21
Homebuilding................................       5.10
Specialty Stores............................       3.87
Aluminum....................................       3.36
Life & Health Insurance.....................       3.05
Tires & Rubber..............................       3.02
Air Freight & Logistics.....................       2.99
Diversified Chemicals.......................       2.95
Investment Banking & Brokerage..............       2.79
Semiconductors..............................       2.63
Hotels, Resorts & Cruise....................       2.58
Paper Products..............................       2.50
Home Furnishing Retail......................       2.45
Hypermarkets & Super Centers................       2.15
Department Stores...........................       1.92
Asset Management & Custody Banks............       1.72
Restaurants.................................       1.69
Application Software........................       1.64
Railroads...................................       1.43
Electric Utilities..........................       0.96
                                                 -------
Total Investments...........................     100.67
Net Other Assets and Liabilities............      (0.67)
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
US FOCUS FUND
JULY 31, 2008


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

COMMON STOCKS - 97.48%

             AIRLINES - 0.07%
      1,339  Jazz Air Income Fund
             (Canada) (a) (b) (c) ..........  $     6,669
                                              -----------

             BEVERAGES - 6.43%
      3,743  Anheuser-Busch Cos, Inc. ......      253,626
      5,093  PepsiCo, Inc. .................      338,990
                                              -----------
                                                  592,616
                                              -----------

             COMMERCIAL SERVICES
             & SUPPLIES - 15.37%
     26,550  Cenveo, Inc. * ................      245,322
     15,642  Corrections Corporation
             of America * ..................      438,445
     11,467  Republic Services, Inc. .......      372,678
      5,229  The Brink's Co. ...............      360,592
                                              -----------
                                                1,417,037
                                              -----------

             COMMUNICATIONS
             EQUIPMENT - 1.86%
      2,000  CommScope, Inc. * .............       89,180
     20,000  Powerwave Technologies,
             Inc. * ........................       82,000
                                              -----------
                                                  171,180
                                              -----------

             COMPUTER &
             PERIPHERAL - 4.30%
      1,885  Apple, Inc. * .................      299,621
        755  International Business
             Machines Corp. ................       96,625
                                              -----------
                                                  396,246
                                              -----------

             CONSTRUCTION &
             ENGINEERING - 2.65%
      4,484  SNC-Lavalin Group,
             Inc. (Canada) .................      243,873
                                              -----------

             CONSUMER FINANCE - 2.36%
      5,858  American Express Co. ..........      217,449
                                              -----------

             CONSUMER STAPLES - 3.44%
      7,334  Herbalife, Ltd. ...............      316,755
                                              -----------

             CONTAINERS & PACKAGING - 3.48%
      7,600  Owens-Illinois, Inc. * ........      321,024
                                              -----------

             DIVERSIFIED FINANCIAL
             SERVICES - 3.00%
      8,400  Bank of America Corp. .........      276,360
                                              -----------

             ELECTRIC UTILITIES - 3.65%
      9,500  Southern Co. ..................      336,205
                                              -----------


                                                 VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             ELECTRICAL EQUIPMENT - 3.53%
      5,642  General Cable Corp. * .........  $   325,148
                                              -----------

             ELECTRONIC EQUIPMENT &
             INSTRUMENTS - 0.44%
      1,209  Trimble Navigation, Ltd. * ....       40,139
                                              -----------

             INSURANCE - 2.80%
      4,300  Assurant, Inc. ................      258,516
                                              -----------

             INTERNET RETAIL - 0.81%
        650  Priceline.com, Inc. * .........       74,717
                                              -----------

             MEDIA - 0.31%
      2,009  Groupe Aeroplan,
             Inc. (Canada) .................       29,018
                                              -----------

             METAL & MINING - 5.09%
      3,291  Freeport-McMoRan Copper
             & Gold, Inc. ..................      318,404
     12,364  Horsehead Holding Corp. * .....      150,841
                                              -----------
                                                  469,245
                                              -----------

             OIL, GAS & CONSUMABLE
             FUELS - 10.82%
      9,666  El Paso Corp. .................      173,311
      5,500  Marathon Oil Corp. ............      272,085
      3,906  Peabody Energy Corp. ..........      264,241
      8,970  The Williams Companies, Inc. ..      287,489
                                              -----------
                                                  997,126
                                              -----------

             PHARMACEUTICALS - 6.00%
      6,861  Abbott Laboratories ...........      386,549
      5,050  Merck & Co., Inc. .............      166,145
                                              -----------
                                                  552,694
                                              -----------

             ROAD & RAIL - 4.03%
      3,570  Burlington Northern Santa
             Fe Corp. ......................      371,744
                                              -----------

             SEMICONDUCTOR & SEMICONDUCTOR
             EQUIPMENT - 2.00%
      3,750  Intel Corp. ...................       83,212
     10,800  ON Semiconductor Corp. * ......      101,412
                                              -----------
                                                  184,624
                                              -----------

             SOFTWARE - 5.65%
     10,893  Adobe Systems, Inc. * .........      450,426
      2,650  Citrix Systems, Inc. * ........       70,596
                                              -----------
                                                  521,022
                                              -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
US FOCUS FUND
JULY 31, 2008 (CONTINUED)


                                                  VALUE
   SHARES                                       (NOTE 2)
   ------                                       --------

             TEXTILE, APPAREL &
             LUXURY GOODS - 2.18%
      7,858  Coach, Inc. * .................  $   200,458
                                              -----------

             TOBACCO - 2.81%
      5,015  Philip Morris International,
             Inc. ..........................      259,025
                                              -----------

             WIRELESS TELECOMMUNICATION
             SERVICES - 4.40%
      9,676  American Tower Corp.
             Class A * .....................      405,424
                                              -----------

             TOTAL LONG TERM
             INVESTMENTS
             (Cost $8,524,819) .............    8,984,314
                                              -----------

SHORT TERM INVESTMENTS - 2.52%

    232,579  Fidelity Institutional
             Treasury Portfolio ............      232,579
                                              -----------

             TOTAL SHORT TERM
             INVESTMENT ....................      232,579
             (Cost $232,579)                  -----------

TOTAL INVESTMENTS - 100.00% ................    9,216,893
             (Cost $8,757,398)                -----------

NET OTHER ASSETS AND
             LIABILITIES - (0.00%) .........          (33)
                                              -----------

TOTAL NET ASSETS - 100.00%..................  $ 9,216,860
                                              ===========

     *    Non income producing security

     (a)  Restricted security.

     (b) 144A securities are those that are exempt from registration under 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2008 these securities represent $6,669, which represented 0.07% of net assets.

     (c) Fair valued at July 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008

       FACE                                                                                                      VALUE
      AMOUNT                                                                       COUPON    MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 78.99%

                  BELGIUM - 1.48%
USD    1,515,000  Petroplus Finance, Ltd. (a) ..................................   7.000%      5/1/17       $  1,318,050
EUR      600,000  WDAC Subsidiary Corp. ........................................   8.500      12/1/14            657,477
                                                                                                            ------------
                                                                                                               1,975,527
                                                                                                            ------------

                  CANADA - 2.22%
EUR    2,000,000  Bombardier, Inc. .............................................   7.250     11/15/16          2,955,917
                                                                                                            ------------

                  CROATIA - 0.62%
EUR      550,000  Agrokor D.D. .................................................   7.000     11/23/11            829,607
                                                                                                            ------------

                  DENMARK - 2.00%
EUR    1,950,000  FS Funding AS ................................................   8.875      5/15/16          2,661,495
                                                                                                            ------------

                  FINLAND - 0.87%
EUR    1,000,000  M-real OYJ (b) ...............................................   9.333     12/15/10          1,162,089
                                                                                                            ------------

                  FRANCE - 6.27%
USD      400,000  AXA S.A. (c) .................................................   7.100      11/7/08            374,000
EUR      200,000  Belvedere S.A. (a) (d) .......................................   8.106      5/15/13          1,161,932
USD    3,000,000  Credit Agricole S.A. (c) .....................................   6.637      5/31/17          2,372,172
EUR    1,120,000  Crown European Holdings S.A. .................................   6.250       9/1/11          1,642,211
EUR    2,000,000  Rhodia S.A. (b) ..............................................   7.713     10/15/13          2,815,531
                                                                                                            ------------
                                                                                                               8,365,846
                                                                                                            ------------

                  GERMANY - 4.90%
EUR    2,200,000  Cognis GmbH ..................................................   9.500      5/15/14          3,174,296
USD    1,100,000  Kabel Deutschland GmbH .......................................  10.625       7/1/14          1,130,250
EUR    1,400,000  Kabel Deutschland GmbH .......................................  10.750       7/1/14          2,238,386
                                                                                                            ------------
                                                                                                               6,542,932
                                                                                                            ------------

                  GREECE - 0.31%
EUR      300,000  Hellas Telecommunications Luxembourg V (b) ...................   8.463     10/15/12            416,480
                                                                                                            ------------

                  IRELAND - 2.89%
EUR    1,900,000  BCM Ireland Finance, Ltd. (a) ................................   9.856      8/15/16          2,615,480
EUR      300,000  BCM Ireland Finance, Ltd. (a) (b) ............................   9.856      8/15/16            412,970
USD      850,000  VIP Finance Ireland, Ltd. (a) ................................   9.125      4/30/18            832,652
                                                                                                            ------------
                                                                                                               3,861,102
                                                                                                            ------------

                  ITALY - 4.36%
EUR      300,000  Lighthouse International Co., S.A. ...........................   8.000      4/30/14            341,607
EUR    1,900,000  Lottomatica SpA (c) ..........................................   8.250      3/31/16          2,548,796
EUR    1,400,000  Wind Acquisition Finance S.A. ................................   9.750      12/1/15          2,151,034
USD      750,000  Wind Acquisition Finance S.A. (a) ............................  10.750      12/1/15            780,000
                                                                                                            ------------
                                                                                                               5,821,437
                                                                                                            ------------


                       See Notes to Financial Statements.

                                       34

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008 (CONTINUED)


       FACE                                                                                                      VALUE
      AMOUNT                                                                       COUPON    MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  LUXEMBOURG - 5.56%
EUR    2,200,000  Cablecom Luxembourg SCA ......................................   8.000%     11/1/16       $  2,993,790
GBP      400,000  Glencore Finance Europe S.A. .................................   6.500      2/27/19            699,604
EUR    2,300,000  Hellas Telecommunications Luxembourg II (b) ..................  10.963      1/15/15          2,672,804
USD    1,700,000  Nell AF Sarl .................................................   8.375      8/15/15          1,054,000
                                                                                                            ------------
                                                                                                               7,420,198
                                                                                                            ------------

                  NETHERLANDS - 7.29%
USD    2,575,000  Allianz Finance II B.V. (c) ..................................   7.250      9/10/08          2,435,986
USD    2,000,000  Arran Corporate Loans B.V. Class E3 (b) ......................   6.053      6/20/25          1,326,600
USD      500,000  Impress Holdings B.V. (a) (b) ................................   5.916      9/15/13            445,000
EUR    2,000,000  Impress Holdings B.V. (b) ....................................   8.088      9/15/13          2,819,430
USD    3,000,000  Lukoil International Finance B.V. (a) ........................   6.356       6/7/17          2,692,500
                                                                                                            ------------
                                                                                                               9,719,516
                                                                                                            ------------

                  NORWAY - 2.23%
EUR      400,000  Nordic Telephone Company ApS .................................   8.250       5/1/16            561,546
EUR    1,600,000  Nordic Telephone Company ApS (b) .............................  10.357       5/1/16          2,408,410
                                                                                                            ------------
                                                                                                               2,969,956
                                                                                                            ------------

                  RUSSIA - 0.20%
USD      300,000  VTB Capital S.A. (a) .........................................   6.250      6/30/35            269,250
                                                                                                            ------------

                  UKRAINE - 1.53%
USD    2,300,000  City of Kiev .................................................   8.000      11/6/15          2,035,500
                                                                                                            ------------

                  UNITED KINGDOM - 20.56%
USD    3,800,000  Aberdeen Asset Management plc (c) ............................   7.900      5/29/12          2,850,000
GBP      350,000  Allied Domecq Financial Services plc .........................   6.625      6/12/14            638,895
USD    3,250,000  Barclays Bank plc (a) (c) ....................................   5.926     12/15/16          2,572,849
USD    2,250,000  Catlin Insurance Co., Ltd. (a) (c) ...........................   7.249      1/19/17          1,342,588
EUR    1,000,000  Colt Telecom Group S.A. ......................................   7.625     12/15/09          1,559,851
EUR      365,000  FKI plc ......................................................   6.625      2/22/10            563,652
EUR      200,000  Investec Tier I UK LP plc (c) ................................   7.075      6/24/15            212,992
EUR    2,500,000  Lehman Brothers UK Capital Funding IV LP (c) (+) .............   5.750      4/25/12          1,877,670
USD    3,191,000  Lloyds TSB Group plc (a) (c) .................................   6.267     11/14/16          2,514,751
GBP    1,800,000  Virgin Media plc .............................................   9.750      4/15/14          3,211,081
USD    3,000,000  Old Mutual Capital Funding (c) ...............................   8.000     12/22/08          2,812,500
GBP      550,000  Pipe Holding plc .............................................   7.750      11/1/11            926,655
USD    3,700,000  Royal Bank of Scotland Group plc (c) .........................   7.640      9/29/17          3,095,457
USD    4,000,000  Standard Chartered plc (c) ...................................   6.409      1/30/17          3,239,200
                                                                                                            ------------
                                                                                                              27,418,141
                                                                                                            ------------

                  UNITED STATES - 15.70%
USD    3,000,000  AXA S.A. (a) (c) .............................................   6.463     12/14/18          2,414,820
USD    1,900,000  BayernLB Capital Trust I (c) .................................   6.203      5/31/17          1,313,470
EUR      900,000  Central European Distribution Corp. ..........................   8.000      7/25/12          1,354,730
GBP    1,400,000  Constellation Brands, Inc. ...................................   8.500     11/15/09          2,768,071
EUR      650,000  Fresenius Medical Care Capital Trust V (Preferred) ...........   7.375      6/15/11          1,003,764
GBP    1,700,000  HCA, Inc. ....................................................   8.750      11/1/10          3,218,018
USD    1,550,000  Hertz Corp. ..................................................   8.875       1/1/14          1,429,875
USD    1,400,000  Hertz Corp. ..................................................  10.500       1/1/16          1,225,000
EUR      450,000  Huntsman International LLC ...................................   7.500       1/1/15            621,211
EUR    1,700,000  Levi Strauss & Co. ...........................................   8.625       4/1/13          2,237,411


                       See Notes to Financial Statements.


                                       35


HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008 (CONTINUED)
       FACE                                                                                                      VALUE
      AMOUNT                                                                       COUPON    MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  UNITED STATES (CONTINUED)
USD      500,000  Sungard Data Systems, Inc. ...................................  10.250%     8/15/15       $    510,000
USD    1,500,000  Swiss Re Capital I LP (a) (c) ................................   6.854      5/25/16          1,287,819
GBP      300,000  WMG Acquisition Corp. ........................................   8.125      4/15/14            460,850
USD    1,200,000  Wynn Las Vegas LLC ...........................................   6.625      12/1/14          1,092,000
                                                                                                            ------------
                                                                                                              20,937,039
                                                                                                            ------------

                  TOTAL CORPORATE BONDS ........................................                             105,362,032
                  (Cost $117,399,057)                                                                       ------------

FOREIGN SOVEREIGN BONDS - 10.95%

                  ARGENTINA - 2.20%
USD    7,400,000  Republic of Argentina (b) ....................................   3.127       8/3/12          2,939,819
                                                                                                            ------------

                  DOMINICAN REPUBLIC - 1.15%
USD    1,530,170  Dominican Republic ...........................................   9.040      1/23/18          1,533,995
                                                                                                            ------------

                  EL SALVADOR - 0.16%
USD      200,000  Republic of El Salvador ......................................   8.500      7/25/11            211,200
                                                                                                            ------------

                  SRI LANKA - 2.92%
USD    4,300,000  Republic of Sri Lanka (a) ....................................   8.250     10/24/12          3,891,500
                                                                                                            ------------

                  TURKEY - 3.18%
USD    3,900,000  Republic of Turkey ...........................................   9.000      6/30/11          4,241,250
                                                                                                            ------------

                  URUGUAY - 1.34%
USD    1,500,000  Republic of Uruguay ..........................................   9.250      5/17/17          1,785,000
                                                                                                            ------------

                  TOTAL FOREIGN SOVEREIGN BONDS ................................                              14,602,764
                  (Cost $15,571,296)                                                                        ------------


                  TOTAL CORPORATE AND FOREIGN SOVEREIGN BONDS ..................                             119,964,796
                  (Cost $132,970,353                                                                        ------------


      SHARES
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 6.82%

                  AUSTRALIA - 0.09%
          25,500  Transurban Group .............................................                                 122,694
                                                                                                            ------------

                  CYPRUS - 0.08%
          13,000  ProSafe SE ...................................................                                 113,148
                                                                                                            ------------

                  FRANCE - 0.48%
           7,294  France Telecom S.A. ..........................................                                 231,593
           5,350  Total S.A. ...................................................                                 410,181
                                                                                                            ------------
                                                                                                                 641,774
                                                                                                            ------------

                       See Notes to Financial Statements.


                                       36

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008 (CONTINUED)

                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  GERMANY - 0.48%
           2,900  Bayer AG .....................................................                            $    250,644
           5,500  Deutsche Post AG .............................................                                 129,182
          14,772  Deutsche Telekom AG ..........................................                                 256,793
                                                                                                            ------------
                                                                                                                 636,619
                                                                                                            ------------

                  HONG KONG - 0.34%
          89,000  BOC Hong Kong (Holdings), Ltd. ...............................                                 224,350
         370,000  PCCW, Ltd. ...................................................                                 233,442
                                                                                                            ------------
                                                                                                                 457,792
                                                                                                            ------------

                  ITALY - 0.37%
           7,800  Eni SpA ......................................................                                 263,852
          56,400  Terna - Rete Elettrica Nationale SpA .........................                                 234,257
                                                                                                            ------------
                                                                                                                 498,109
                                                                                                            ------------

                  NETHERLANDS - 0.33%
          13,500  ING Groep N.V. ...............................................                                 441,317
                                                                                                            ------------

                  NEW ZEALAND - 0.33%
         157,778  Telecom Corp. of New Zealand, Ltd. ...........................                                 436,687
                                                                                                            ------------

                  SINGAPORE - 0.15%
          26,000  Keppel Corp., Ltd. ...........................................                                 200,006
                                                                                                            ------------

                  TAIWAN - 0.31%
          83,335  Chungwha Telecom Co., Ltd. ...................................                                 209,924
          21,106  Taiwan Semiconductor Manufacturing Co., Ltd., ADR ............                                 200,506
                                                                                                            ------------
                                                                                                                 410,430
                                                                                                            ------------

                  UNITED KINGDOM - 2.22%
          29,871  Barclays plc .................................................                                 200,603
          52,082  BT Group plc .................................................                                 175,117
          25,000  Dairy Crest Group plc ........................................                                 194,017
          85,000  Electrocomponents plc ........................................                                 259,610
          36,000  GKN plc ......................................................                                 151,139
           7,680  GlaxoSmithKline plc ..........................................                                 178,797
           4,427  Greene King plc ..............................................                                  45,110
          59,000  Hiscox, Ltd. .................................................                                 232,528
         180,000  Kingston Communications plc ..................................                                 127,252
          13,922  Lloyds TSB Group plc .........................................                                  81,274
           9,800  National Express Group plc ...................................                                 188,357
           6,898  National Grid plc ............................................                                  90,908
          15,700  Northumbrian Water Group plc .................................                                  96,009
          17,200  Pearson plc ..................................................                                 220,437
          51,000  Topps Tiles plc ..............................................                                  48,465
          11,359  United Utilities plc .........................................                                 156,080
          14,700  United Utilities Group plc, B shares .........................                                  49,534
         109,000  Vodafone Group plc ...........................................                                 292,663
          33,000  Wincanton plc ................................................                                 169,659
                                                                                                            ------------
                                                                                                               2,957,559
                                                                                                            ------------

                       See Notes to Financial Statements.


                                       37


HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008 (CONTINUED)
                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  UNITED STATES - 1.64%
          10,300  Atmos Energy Corp. ...........................................                              $  272,641
           9,804  Bank of America Corp. ........................................                                 322,552
             500  Bank of America Corp. ........................................                                 466,500
           6,320  H.J. Heinz Co. ...............................................                                 318,402
           9,708  Progress Energy, Inc. ........................................                                 410,745
          11,537  Verizon Communications, Inc. .................................                                 392,719
                                                                                                            ------------
                                                                                                               2,183,559
                                                                                                            ------------

                  TOTAL COMMON STOCKS ..........................................                               9,099,694
                  (Cost $10,809,923)                                                                        ------------

                  TOTAL LONG TERM INVESTMENTS ..................................                             129,064,490
                  (Cost $143,780,276)                                                                       ------------

SHORT TERM INVESTMENT - 0.72%

         952,892  Fidelity Institutional Treasury Portfolio ....................                                 952,892
                                                                                                            ------------

                  TOTAL SHORT TERM INVESTMENT ..................................                                 952,892
                  (Cost $952,892)                                                                           ------------

TOTAL INVESTMENTS - 97.48% .....................................................                             130,017,382
                  (Cost $144,733,168)                                                                       ------------

NET OTHER ASSETS AND LIABILITIES - 2.52% .......................................                               3,364,701
                                                                                                            ------------

TOTAL NET ASSETS - 100.00% .....................................................                            $133,382,083
                                                                                                            ============

(a) 144A securities are those that are exempt from registration under 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. At July 31, 2008 these securities had an aggregate value of $28,069,280, which represented 21.04% of net assets. Each of these securities have been deemed to be liquid by the Investment Adviser.

(b) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

(c) Maturity date is perpetual. Maturity date presented represents the next call date.

(d)  In default

(+) On September 15, 2008, Lehman Brothers Inc. filed for bankruptcy protection. As a result on September 17th, 2008, the security was deemed to have no value as determined in good faith using procedures approved by the Trustees of the Trust.

ADR  American Depositary Receipt

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                 PORTFOLIO OF INVESTMENTS
WORLDWIDE INCOME FUND
JULY 31, 2008 (CONTINUED)


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Banking.....................................      14.40%
Sovereign...................................      12.47
Telecommunication - Integrated..............       8.61
Media - Services............................       6.93
Insurance...................................       6.26
Chemicals...................................       5.14
Investments & Miscellaneous Finance.........       4.24
Packaging...................................       3.68
Beverage....................................       3.42
Energy......................................       3.31
Health Services.............................       3.17
Gaming......................................       2.73
Diversified Manufacturing...................       2.22
Telecommunication - Wireless................       2.20
Building....................................       2.00
Support services............................       1.99
Special Purpose Vehicle.....................       1.79
Telecommunications..........................       1.77
Apparel / Textiles..........................       1.68
Wholesale...................................       1.02
Food- Miscellaneous Diversified.............       1.01
Paper.......................................       0.87
Cable TV....................................       0.85
Steel production............................       0.69
Mining......................................       0.52
Advertising services........................       0.49
Diversified Capital.........................       0.42
Software / Services.........................       0.38
Utility - Integrated........................       0.34
Integrated energy...........................       0.31
Oil - Integrated............................       0.20



INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Operations......................       0.18
Electric - Transmission.....................       0.18
Multimedia..................................       0.17
Water.......................................       0.15
Semiconductors..............................       0.15
Transportation..............................       0.14
Pharmaceuticals.............................       0.13
Storage / Warehousing.......................       0.13
Manufacturing...............................       0.11
Transportation - Services...................       0.10
Infrastructure..............................       0.09
Oil - Field Services........................       0.08
Retail - Floor Coverings....................       0.04
                                                 -------
Long Term Investments.......................      96.76
Short Term Investment.......................       0.72
                                                 -------
Total Investments...........................      97.48
Net Other Assets and Liabilities............       2.52
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008

                                                                EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND                   FUND
========================================================================================================================
ASSETS:
Investments, at value
   Securities                                             $1,022,166,925            $346,020,062            $17,105,439
   Short term investments                                             --               2,027,411                481,045
------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                1,022,166,925             348,047,473             17,586,484
Cash                                                                  --                 778,422                 21,349
Foreign cash, at value                                                --               5,401,821                    168
Dividends and interest receivable                                797,636               3,809,289                 21,950
Receivable for investment securities sold                      5,453,296                      --                 22,112
Receivable for fund shares sold                                2,944,820               1,791,558                 14,995
Receivable for open forward foreign currency contracts         2,233,664                      --                 21,218
Prepaid expenses and other assets                                 48,119                  22,390                 19,594
------------------------------------------------------------------------------------------------------------------------
   Total Assets                                            1,033,644,460             359,850,953             17,707,870
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    4,111,853               1,471,566                 27,987
Payable for fund shares redeemed                               3,953,560                 712,655                 18,952
Payable to custodian                                           2,937,221                      --                     --
Payable for dividends                                                 --                      --                     --
Payable for open forward foreign currency contracts                   --                 580,735                     --
Payable to investment adviser                                    985,220                 309,666                 20,123
Payable for 12b-1 distribution and service fees                  421,915                 181,595                  7,090
Accrued expenses and other payables                              408,090                 159,655                 60,637
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                          12,817,859               3,415,872                134,789
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $1,020,826,601            $356,435,081            $17,573,081
========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                           $1,055,740,614            $432,689,778            $20,469,656
Accumulated undistributed net investment income (loss)        (8,137,753)              1,595,298                 86,952
Accumulated net realized gain (loss) on investments
   and foreign currency transactions                          37,352,222             (24,246,786)            (1,536,717)
Net unrealized appreciation (depreciation) of investments
   and foreign currencies                                    (64,128,482)            (53,603,209)            (1,446,810)
------------------------------------------------------------------------------------------------------------------------
                                                          $1,020,826,601            $356,435,081            $17,573,081
========================================================================================================================
NET ASSETS:
Class A Shares                                              $719,751,705            $189,489,575            $12,290,749
========================================================================================================================
Class B Shares                                               $50,948,791                     N/A                    N/A
========================================================================================================================
Class C Shares                                              $250,126,105            $166,945,506             $5,282,332
========================================================================================================================
Class R Shares                                                      N/A                      N/A                    N/A
========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        25,189,659              21,419,419              1,228,773
========================================================================================================================
Class B Shares (unlimited number of shares authorized)         1,874,899                     N/A                    N/A
========================================================================================================================
Class C Shares (unlimited number of shares authorized)         9,206,126              18,926,658                524,737
========================================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A                     N/A                    N/A
========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                    $28.57                   $8.85                 $10.00
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                             5.75%                   5.75%                  5.75%
Maximum offering price per share                                  $30.31                   $9.39                 $10.61
========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                      $27.17                     N/A                    N/A
========================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                      $27.17                   $8.82                 $10.07
========================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A                     N/A                    N/A
========================================================================================================================
Investments, at cost                                      $1,088,519,037            $401,056,302            $19,054,453
========================================================================================================================
Foreign cash, at cost                                                 --              $5,441,360                   $173
========================================================================================================================

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008
                                                        GLOBAL        INTERNATIONAL     JAPAN-ASIA              US        WORLDWIDE
                                                    TECHNOLOGY        OPPORTUNITIES          FOCUS           FOCUS           INCOME
                                                          FUND                 FUND           FUND            FUND             FUND
====================================================================================================================================
ASSETS:
Investments, at value
   Securities                                     $180,495,117       $3,770,746,891    $52,289,660      $8,984,314     $129,064,490
   Short term investments                            8,919,334          335,907,263             --         232,579          952,892
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                        189,414,451        4,106,654,154     52,289,660       9,216,893      130,017,382
Cash                                                        --                   --             --          20,404               --
Foreign cash, at value                                 958,173            3,123,662         15,214              --          301,950
Dividends and interest receivable                      243,299            2,284,792         10,820           9,823        2,297,857
Receivable for investment securities sold            1,803,154            5,616,212             --          13,321          925,000
Receivable for fund shares sold                        681,504            8,526,339          8,777           9,360          342,860
Receivable for open forward foreign
   currency contracts                                       --            4,911,471             --              --          552,979
Prepaid expenses and other assets                       40,370              124,164         16,594          17,845           37,568
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                    193,140,951        4,131,240,794     52,341,065       9,287,646      134,475,596
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                 --           21,452,476            103          18,243           49,646
Payable for fund shares redeemed                       363,320            7,935,157         94,873          11,711          322,586
Payable to custodian                                        --                   --        181,354              --           62,642
Payable for dividends                                       --                   --             --              --          379,734
Payable for open forward foreign
   currency contracts                                       --                   --             --              --               --
Payable to investment adviser                          205,443            3,882,055         51,209           3,362          116,120
Payable for 12b-1 distribution and service fees         86,649            1,678,304         23,901           3,865           73,098
Accrued expenses and other payables                     96,419            1,382,807         48,622          33,605           89,687
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                   751,831           36,330,799        400,062          70,786        1,093,513
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                        $192,389,120       $4,094,909,995    $51,941,003      $9,216,860     $133,382,083
====================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                   $230,173,538       $4,214,494,390    $72,344,187      $8,651,697     $156,175,174
Accumulated undistributed net investment
   income (loss)                                      (117,497)           7,349,664       (136,632)           (204)         363,940
Accumulated net realized gain (loss)
   on investments and foreign
   currency transactions                           (36,379,945)         (52,613,465)    (9,871,466)        105,872       (8,990,666)
Net unrealized appreciation (depreciation)
   of investments and foreign currencies            (1,286,976)         (74,320,594)   (10,395,086)        459,495      (14,166,365)
------------------------------------------------------------------------------------------------------------------------------------
                                                  $192,389,120       $4,094,909,995    $51,941,003      $9,216,860     $133,382,083
====================================================================================================================================
NET ASSETS:
Class A Shares                                    $123,128,556       $2,811,487,759    $32,021,433      $6,226,954      $64,687,126
====================================================================================================================================
Class B Shares                                      $7,465,111         $126,231,394            N/A        $661,836       $5,788,612
====================================================================================================================================
Class C Shares                                     $61,795,453       $1,155,137,487    $19,919,570      $2,328,070      $62,906,345
====================================================================================================================================
Class R Shares                                             N/A           $2,053,355            N/A             N/A              N/A
====================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of
   shares authorized)                                8,868,365          127,137,984      4,133,815         647,994        6,843,193
====================================================================================================================================
Class B Shares (unlimited number of
   shares authorized)                                  564,589            6,011,499            N/A          71,283          613,451
====================================================================================================================================
Class C Shares (unlimited number of
   shares authorized)                                4,685,913           55,044,229      2,620,431         250,741        6,656,657
====================================================================================================================================
Class R Shares (unlimited number of
   shares authorized)                                      N/A               93,605            N/A             N/A              N/A
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share          $13.88               $22.11          $7.75           $9.61            $9.45
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                   5.75%                5.75%          5.75%           5.75%            4.75%
Maximum offering price per share                        $14.73               $23.46          $8.22          $10.20            $9.92
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share            $13.22               $21.00            N/A           $9.28            $9.44
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share            $13.19               $20.99          $7.60           $9.28            $9.45
====================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share               N/A               $21.94            N/A             N/A              N/A
====================================================================================================================================
Investments, at cost                              $190,695,321       $4,185,845,278    $62,645,878      $8,757,398     $144,733,168
====================================================================================================================================
Foreign cash, at cost                                 $965,676           $3,142,416        $15,172              --         $303,228
====================================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

*    On sales of $50,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements.


                                  40-41 spread

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2008

                                                         EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                            FOCUS                  INCOME          OPPORTUNITIES
                                                             FUND                    FUND                   FUND
=================================================================================================================
INVESTMENT INCOME:
Dividends                                             $30,283,117             $32,513,218               $420,782
Interest                                                1,534,804                 501,034                 25,515
Securities lending income                                      --                      --                     --
Foreign taxes withheld                                 (1,996,710)             (1,753,304)               (22,559)
-----------------------------------------------------------------------------------------------------------------
   Total Investment Income                             29,821,211              31,260,948                423,738
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                               11,993,200               2,745,804                174,439
12b-1 distribution and service fees:
   Class A Shares                                       2,291,235                 412,927                 28,143
   Class B Shares                                         625,921                      --                     --
   Class C Shares                                       3,142,141               1,399,186                 46,008
   Class R Shares                                              --                      --                     --
Transfer agent fees                                     1,540,614                 327,044                 22,470
Custodian fees                                          1,045,285                 162,952                 53,113
Administrative fees                                       323,329                  76,272                  3,965
Printing and postage fees                                 322,816                  85,596                  4,247
Registration and filing fees                               62,635                  65,742                 20,248
Accounting fees                                            61,810                  51,942                114,186
Chief Compliance Officer fees                              44,844                   9,024                    464
Legal fees                                                 39,509                   8,852                    457
Trustees' fees and expenses                                39,957                   9,468                    519
Audit fees                                                 37,410                  48,166                 48,160
Offering expenses                                              --                  17,069                 17,153
Miscellaneous fees                                        477,250                  18,228                  1,811
-----------------------------------------------------------------------------------------------------------------
   Total Expenses                                      22,047,956               5,438,272                535,383
-----------------------------------------------------------------------------------------------------------------
Fees waived and expenses
   reimbursed by investment adviser                      (373,077)               (117,632)              (191,645)
-----------------------------------------------------------------------------------------------------------------
   Net Expenses                                        21,674,879               5,320,640                343,738
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                            8,146,332              25,940,308                 80,000
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                             96,506,250             (23,310,939)            (1,351,206)
   Foreign currency transactions                      (13,464,333)             (1,880,137)              (167,041)
   Futures Transactions                                        --                      --                     --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                                       (265,107,227)            (50,097,664)            (1,678,848)
   Translation of other assets and liabilities          2,245,548                (604,178)                22,287
Net Increase from payments by affiliates                       --                      --                     --
-----------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss)           (179,819,762)            (75,892,918)            (3,174,808)
=================================================================================================================
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $(171,673,430)           $(49,952,610)           $(3,094,808)
=================================================================================================================
                                                   GLOBAL    INTERNATIONAL       JAPAN-ASIA             US       WORLDWIDE
                                                TECHNOLOGY   OPPORTUNITIES           FOCUS           FOCUS          INCOME
                                                      FUND            FUND             FUND           FUND            FUND
===========================================================================================================================
INVESTMENT INCOME:
Dividends                                       $1,381,111     $85,868,780       $1,396,460       $125,131      $1,394,014
Interest                                           353,599       9,296,656           29,464         11,622       9,288,780
Securities lending income                               --       1,126,272               --             --              --
Foreign taxes withheld                             (83,522)     (8,677,437)         (99,021)        (2,438)        (67,146)
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                       1,651,188      87,614,271        1,326,903        134,315      10,615,648
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                         2,113,222      37,625,570          723,444        109,859       1,101,840
12b-1 distribution and service fees:
   Class A Shares                                  359,530       6,638,307          115,746         20,473         167,613
   Class B Shares                                   69,102       1,369,306               --          7,897          56,329
   Class C Shares                                  606,000      12,215,671          260,460         25,854         569,500
   Class R Shares                                       --           6,554               --             --              --
Transfer agent fees                                296,554       5,219,206          110,836         14,685         135,605
Custodian fees                                      77,877       2,306,329           72,836         15,970          49,213
Administrative fees                                 52,831       1,003,693           18,086          2,891          32,407
Printing and postage fees                           58,406       1,069,821           18,399          2,824          41,327
Registration and filing fees                        62,156         197,732           26,403         32,961          43,137
Accounting fees                                     60,019         105,104           62,144         65,982          73,598
Chief Compliance Officer fees                        6,533         130,424            2,721            355           3,904
Legal fees                                           6,404         124,184            2,382            366           3,971
Trustees' fees and expenses                          6,856         125,094            2,195            351           4,144
Audit fees                                          37,362          41,409           35,337         31,048          41,955
Offering expenses                                       --              --               --             --              --
Miscellaneous fees                                  14,575         287,884            7,492          2,482          13,181
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                3,827,427      68,466,288        1,458,481        333,998       2,337,724
---------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses
   reimbursed by investment adviser                     --              --               --       (146,788)       (183,186)
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                         --              --               --        187,210       2,154,538
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                    (2,176,239)     19,147,983         (131,578)       (52,895)      8,461,110
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                     (32,683,645)     79,715,955       (9,825,360)       129,128      (1,985,310)
   Foreign currency transactions                  (193,467)    (33,305,708)        (161,180)       126,774      (5,313,667)
   Futures Transactions                                 --              --           62,431             --              --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                                 (13,965,153)   (578,852,726)      (7,934,437)    (1,015,379)    (14,180,299)
   Translation of other assets
   and liabilities                                  (6,917)      4,840,858          (38,001)            (4)        402,699
Net Increase from payments
   by affiliates                                        --              --          217,824             --              --
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss)     (46,849,182)   (527,601,621)     (17,678,723)      (759,481)    (21,076,577)
===========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                            $(49,025,421)  $(508,453,638)    $(17,810,301)     $(812,376)   $(12,615,467)
===========================================================================================================================

                       See Notes to Financial Statements.


                                  42-43 spread

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment income                                                                     $8,146,332         $1,570,758
Net realized gain on investments and foreign currency transactions                        83,041,917        108,538,292
Net change in net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    (262,861,679)       114,614,087
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                         (171,673,430)       224,723,137
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                        (23,094,109)                --
   Class B Shares                                                                         (1,230,976)                --
   Class C Shares                                                                         (6,379,802)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                         (30,704,887)                --
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                        (86,292,903)       (38,551,565)
   Class B Shares                                                                         (6,056,327)        (3,570,555)
   Class C Shares                                                                        (31,345,585)       (11,808,492)
------------------------------------------------------------------------------------------------------------------------
                                                                                        (123,694,815)       (53,930,612)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                        (62,680,371)       517,056,361
   Class B Shares                                                                           (617,540)        21,434,151
   Class C Shares                                                                        (15,113,427)       200,992,402
------------------------------------------------------------------------------------------------------------------------
                                                                                         (78,411,338)       739,482,914
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                   (404,484,470)       910,275,439

NET ASSETS:
Beginning of year                                                                      1,425,311,071        515,035,632
------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $1,020,826,601     $1,425,311,071
========================================================================================================================
Accumulated undistributed net investment loss                                            $(8,137,753)         $(443,909)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND
                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2008     JULY 31, 2007*
========================================================================================================================
Net investment income                                                                    $25,940,308         $5,404,060
Net realized gain/(loss) on investments and foreign currency transactions                (25,191,076)           323,039
Net change in net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                     (50,701,842)        (2,901,367)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (49,952,610)         2,825,732
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                        (13,162,566)        (2,970,395)
   Class C Shares                                                                        (10,263,709)        (2,050,235)
------------------------------------------------------------------------------------------------------------------------
                                                                                         (23,426,275)        (5,020,630)
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A shares                                                                           (430,582)                --
   Class C shares                                                                           (330,899)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                            (761,481)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A shares                                                                        135,758,138         95,255,778
   Class C shares                                                                        127,370,894         74,385,535
------------------------------------------------------------------------------------------------------------------------
                                                                                         263,129,032        169,641,313
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               188,988,666        167,446,415

NET ASSETS:
Beginning of year                                                                        167,446,415                 --
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $356,435,081       $167,446,415
========================================================================================================================
Accumulated undistributed net investment income                                           $1,595,298           $177,885
========================================================================================================================

* Inception date for the Henderson Global Equity Income Fund was November 30, 2006.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008     JULY 31, 2007*
========================================================================================================================
Net investment income (loss)                                                                 $80,000            $(2,289)
Net realized gain/(loss) on investments and foreign currency transactions                 (1,518,247)            62,680
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      (1,656,561)           209,751
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           (3,094,808)           270,142
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                            (46,290)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                             (46,290)                --
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
   Class A Shares                                                                            (66,331)                --
   Class C Shares                                                                            (19,371)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                             (85,702)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund Share transactions:
   Class A Shares                                                                         10,624,227          3,845,288
   Class C Shares                                                                          3,593,409          2,466,815
------------------------------------------------------------------------------------------------------------------------
                                                                                          14,217,636          6,312,103
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                10,990,836          6,582,245

NET ASSETS:
Beginning of year                                                                          6,582,245                 --
------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $17,573,081         $6,582,245
========================================================================================================================
Accumulated undistributed net investment income                                              $86,952            $38,016
========================================================================================================================

* Inception date for the Henderson Global Opportunities Fund was November 30, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                      $(2,176,239)         $(798,155)
Net realized gain/(loss) on investments and foreign currency transactions                (32,877,112)         3,656,089
Net change in net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                     (13,972,070)        13,120,974
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (49,025,421)        15,978,908
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A shares                                                                         (2,002,409)                --
   Class B shares                                                                            (86,833)                --
   Class C shares                                                                           (803,051)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,892,293)                --
------------------------------------------------------------------------------------------------------------------------

Return of capital:
   Class A shares                                                                           (951,556)                --
   Class B shares                                                                            (41,263)                --
   Class C shares                                                                           (381,614)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,374,433)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A shares                                                                         98,975,948         24,800,914
   Class B shares                                                                          6,506,346            977,190
   Class C shares                                                                         51,713,203         10,105,419
------------------------------------------------------------------------------------------------------------------------
                                                                                         157,195,497         35,883,523
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               103,903,350         51,862,431

NET ASSETS:
Beginning of year                                                                         88,485,770         36,623,339
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $192,389,120        $88,485,770
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                     $(117,497)            $3,996
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment income (loss)                                                             $19,147,983        $(4,784,976)
Net realized gain on  investments and foreign currency transactions                       46,410,247        259,486,849
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    (574,011,868)       362,245,439
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                         (508,453,638)       616,947,312
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --         (2,136,324)
   Class R Shares                                                                                 --               (571)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --         (2,136,895)
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                       (224,251,818)       (56,615,357)
   Class B Shares                                                                        (12,792,493)        (4,176,812)
   Class C Shares                                                                       (113,562,527)       (28,828,659)
   Class R Shares                                                                            (93,917)            10,914
------------------------------------------------------------------------------------------------------------------------
                                                                                        (350,700,755)       (89,631,742)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund Share transactions:
   Class A Shares                                                                      1,205,596,480        819,438,737
   Class B Shares                                                                         24,831,979         30,601,289
   Class C Shares                                                                        350,640,217        413,154,636
   Class R Shares                                                                          1,456,373            696,610
------------------------------------------------------------------------------------------------------------------------
                                                                                       1,582,525,049      1,263,891,272
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               723,370,656      1,789,069,947

NET ASSETS:
Beginning of year                                                                      3,371,539,339      1,582,469,392
------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $4,094,909,995     $3,371,539,339
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                    $7,349,664        $(4,288,004)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                        $(131,578)         $(586,398)
Net realized gain/(loss) on investments, futures and foreign currency transactions        (9,924,109)         4,184,937
Net change in unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                                          (7,972,438)          (563,463)
Net increase from payments by affiliates                                                     217,824                 --
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (17,810,301)         3,035,076
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                         (2,162,016)                --
   Class C Shares                                                                         (1,242,495)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (3,404,511)                --
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) from Fund Share transactions:
   Class A Shares                                                                        (16,062,623)        19,818,182
   Class C Shares                                                                         (8,593,593)        17,069,362
------------------------------------------------------------------------------------------------------------------------
                                                                                         (24,656,216)        36,887,544
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                    (45,871,028)        39,922,620

NET ASSETS:
Beginning of year                                                                         97,812,031         57,889,411
------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $51,941,003        $97,812,031
========================================================================================================================
Accumulated undistributed net investment loss                                              $(136,632)          $(68,559)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
US FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                         $(52,895)          $(90,471)
Net realized gain on investments and foreign currency transactions                           255,902          2,371,991
Net change in net unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                                          (1,015,383)           502,051
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                             (812,376)         2,783,571
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A shares                                                                         (1,265,868)          (558,014)
   Class B shares                                                                           (124,735)           (58,901)
   Class C shares                                                                           (376,415)          (147,453)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,767,018)          (764,368)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A shares                                                                         (1,303,100)        (3,135,931)
   Class B shares                                                                           (150,728)          (442,836)
   Class C shares                                                                            134,329           (673,216)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,319,499)        (4,251,983)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                                (3,898,893)        (2,232,780)

NET ASSETS:
Beginning of year                                                                         13,115,753         15,348,533
------------------------------------------------------------------------------------------------------------------------
End of year                                                                               $9,216,860        $13,115,753
========================================================================================================================
Accumulated undistributed net investment loss                                                   (204)           $(5,507)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment income                                                                     $8,461,110         $2,794,061
Net realized loss on investments and foreign currency transactions                        (7,298,977)          (246,052)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                     (13,777,600)          (693,904)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (12,615,467)         1,854,105
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (4,903,337)        (1,578,752)
   Class B Shares                                                                           (369,541)          (268,356)
   Class C Shares                                                                         (3,726,741)          (904,659)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (8,999,619)        (2,751,767)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                         36,286,829         22,042,048
   Class B Shares                                                                          1,617,551           (250,622)
   Class C Shares                                                                         42,868,245         17,043,610
------------------------------------------------------------------------------------------------------------------------
                                                                                          80,772,625         38,835,036
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                59,157,539         37,937,374

NET ASSETS:
Beginning of year                                                                         74,224,544         36,287,170
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $133,382,083        $74,224,544
========================================================================================================================
Accumulated undistributed net investment income                                             $363,940           $365,306
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $218,204,655       $583,733,880
Issued as reinvestment of dividends                                                       81,755,743         30,086,882
Redeemed+                                                                               (362,640,769)       (96,764,401)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                 $(62,680,371)      $517,056,361
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $3,376,551        $23,725,492
Issued as reinvestment of dividends                                                        6,174,569          3,135,149
Redeemed+                                                                                (10,168,660)        (5,426,490)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                    $(617,540)       $21,434,151
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $41,167,940       $211,991,034
Issued as reinvestment of dividends                                                       25,852,246          9,243,863
Redeemed+                                                                                (82,133,613)       (20,242,495)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                 $(15,113,427)      $200,992,402
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       6,537,985         16,600,158
Issued as reinvestment of dividends                                                        2,464,006            936,119
Redeemed                                                                                 (11,104,647)        (2,799,265)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   (2,102,656)        14,737,012
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         104,921            705,828
Issued as reinvestment of dividends                                                          194,720            101,395
Redeemed                                                                                    (333,006)          (165,424)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      (33,365)           641,799
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,274,126          6,198,864
Issued as reinvestment of dividends                                                          815,271            298,960
Redeemed                                                                                  (2,665,104)          (605,084)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (575,707)         5,892,740
========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND
                                                                                          YEAR ENDED        PERIOD ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $199,747,411        $95,412,516
Issued as reinvestment of dividends                                                        6,732,521          1,849,093
Redeemed+                                                                                (70,721,794)        (2,005,831)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $135,758,138        $95,255,778
========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $144,142,506        $74,660,145
Issued as reinvestment of dividends                                                        4,268,408          1,156,689
Redeemed+                                                                                (21,040,020)        (1,431,299)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $127,370,894        $74,385,535
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      19,000,396          8,879,461
Issued as reinvestment of dividends                                                          680,072            168,637
Redeemed                                                                                  (7,125,776)          (183,371)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              12,554,692          8,864,727
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      13,774,272          6,909,729
Issued as reinvestment of dividends                                                          432,490            105,451
Redeemed                                                                                  (2,160,524)          (134,760)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              12,046,238          6,880,420
========================================================================================================================

* Inception date for the Henderson Global Equity Income Fund was November 30, 2006.

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED          YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $15,328,797         $3,950,905
Issued as reinvestment of dividends                                                           98,102                 --
Redeemed+                                                                                 (4,802,672)          (105,617)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,624,227         $3,845,288
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $4,351,904         $2,466,491
Issued as reinvestment of dividends                                                           15,705                 --
Redeemed+                                                                                   (774,200)               324
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $3,593,409         $2,466,815
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,309,014            365,208
Issued as reinvestment of dividends                                                            8,087                 --
Redeemed                                                                                    (443,535)           (10,001)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 873,566            355,207
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         375,458            219,450
Issued as reinvestment of dividends                                                            1,281                 --
Redeemed                                                                                     (71,451)                (1)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 305,288            219,449
========================================================================================================================

* Inception date for the Henderson Global Opportunities Fund was November 30, 2006.

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $188,184,755        $37,655,443
Issued as reinvestment of dividends                                                        2,263,659                 --
Redeemed+                                                                                (91,472,466)       (12,854,529)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $98,975,948        $24,800,914
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $7,198,389         $1,155,565
Issued as reinvestment of dividends                                                           95,909                 --
Redeemed+                                                                                   (787,952)          (178,375)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $6,506,346           $977,190
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $62,161,721        $12,444,285
Issued as reinvestment of dividends                                                          802,013                 --
Redeemed+                                                                                (11,250,531)        (2,338,866)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $51,713,203        $10,105,419
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      11,162,143          2,545,756
Issued as reinvestment of dividends                                                          129,057                 --
Redeemed                                                                                  (6,095,434)          (898,621)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               5,195,766          1,647,135
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         445,232             78,627
Issued as reinvestment of dividends                                                            5,712                 --
Redeemed                                                                                     (52,508)           (13,131)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 398,436             65,496
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       3,803,017            876,252
Issued as reinvestment of dividends                                                           47,910                 --
Redeemed                                                                                    (788,119)          (167,583)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,062,808            708,669
========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                  $1,650,273,824       $996,738,165
Issued as reinvestment of dividends                                                      181,190,040         48,254,983
Redeemed+                                                                               (625,867,384)      (225,554,411)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                          $1,205,596,480       $819,438,737
========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $26,898,413        $35,885,549
Issued as reinvestment of dividends                                                        9,672,534          3,232,119
Redeemed+                                                                                (11,738,968)        (8,516,379)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $24,831,979        $30,601,289
========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $463,213,087       $465,540,531
Issued as reinvestment of dividends                                                       78,279,669         21,797,360
Redeemed+                                                                               (190,852,539)       (74,183,255)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $350,640,217       $413,154,636
========================================================================================================================

CLASS R SHARES:
Sold                                                                                      $1,863,708           $943,642
Issued as reinvestment of dividends                                                           34,828             11,484
Redeemed+                                                                                   (442,163)          (258,516)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,456,373           $696,610
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      65,709,665         40,856,884
Issued as reinvestment of dividends                                                        6,834,762          2,059,538
Redeemed                                                                                 (25,909,439)        (9,228,765)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              46,634,988         33,687,657
========================================================================================================================

CLASS B SHARES:
Sold                                                                                       1,084,139          1,538,619
Issued as reinvestment of dividends                                                          382,314            142,888
Redeemed                                                                                    (505,898)          (361,696)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 960,555          1,319,811
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      18,734,494         19,789,822
Issued as reinvestment of dividends                                                        3,096,506            964,485
Redeemed                                                                                  (8,339,220)        (3,108,746)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              13,491,780         17,645,561
========================================================================================================================

CLASS R SHARES:
Sold                                                                                          77,320             37,101
Issued as reinvestment of dividends                                                            1,322                492
Redeemed                                                                                     (18,774)            (9,967)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  59,868             27,626
========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND
                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $13,163,437        $47,666,150
Issued as reinvestment of dividends                                                        1,632,825                 --
Redeemed+                                                                                (30,858,885)       (27,847,968)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                 $(16,062,623)       $19,818,182
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $5,782,866        $26,704,508
Issued as reinvestment of dividends                                                          733,701                 --
Redeemed+                                                                                (15,110,160)        (9,635,146)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(8,593,593)       $17,069,362
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,487,337          4,768,595
Issued as reinvestment of dividends                                                          175,008                 --
Redeemed                                                                                  (3,578,917)        (2,798,330)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   (1,916,572)         1,970,265
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         683,295          2,695,738
Issued as reinvestment of dividends                                                           79,750                 --
Redeemed                                                                                  (1,782,516)          (979,648)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   (1,019,471)         1,716,090
========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
US FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
=========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $1,803,221         $4,485,071
Issued as reinvestment of dividends                                                          956,290            462,720
Redeemed                                                                                  (4,062,611)        (8,083,722)+
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                             $(1,303,100)       $(3,135,931)
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $133,562           $107,626
Issued as reinvestment of dividends                                                           84,857             46,993
Redeemed                                                                                    (369,147)          (597,455)+
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                               $(150,728)         $(442,836)
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $404,143           $461,626
Issued as reinvestment of dividends                                                          337,451            127,402
Redeemed                                                                                    (607,265)        (1,262,244)+
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     $134,329          $(673,216)
=========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         157,209            393,663
Issued as reinvestment of dividends                                                           86,856             42,766
Redeemed                                                                                    (373,879)          (720,552)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                (129,814)          (284,123)
=========================================================================================================================

CLASS B SHARES:
Sold                                                                                          13,087              9,143
Issued as reinvestment of dividends                                                            7,938              4,421
Redeemed                                                                                     (34,943)           (55,027)
-------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                 (13,918)           (41,463)
=========================================================================================================================

CLASS C SHARES:
Sold                                                                                          37,863             40,784
Issued as reinvestment of dividends                                                           31,567             11,985
Redeemed                                                                                     (56,665)          (115,333)
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       12,765            (62,564)
=========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL STATEMENTS
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $65,114,608        $33,703,105
Issued as reinvestment of dividends                                                        2,520,171            715,957
Redeemed+                                                                                (31,347,950)       (12,377,014)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $36,286,829        $22,042,048
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $2,700,545         $1,964,069
Issued as reinvestment of dividends                                                          117,361             94,922
Redeemed+                                                                                 (1,200,355)        (2,309,613)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   $1,617,551          $(250,622)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $57,057,085        $21,898,093
Issued as reinvestment of dividends                                                        1,642,537            488,694
Redeemed+                                                                                (15,831,377)        (5,343,177)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $42,868,245        $17,043,610
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       6,022,496          3,010,086
Issued as reinvestment of dividends                                                          243,976             64,224
Redeemed                                                                                  (3,056,018)        (1,104,123)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,210,454          1,970,187
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         255,183            176,021
Issued as reinvestment of dividends                                                           11,344              8,545
Redeemed                                                                                    (114,567)          (207,057)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      151,960            (22,491)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       5,279,726          1,955,018
Issued as reinvestment of dividends                                                          159,668             43,914
Redeemed                                                                                  (1,521,696)          (480,101)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,917,698          1,518,831
========================================================================================================================

+    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND        TOTAL          FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2008         $37.04        0.28            (4.64)          (4.36)          (0.87)        (3.25)        (4.12)
Year Ended 7/31/2007          29.36        0.13            10.19           10.32            0.00         (2.64)        (2.64)
Year Ended 7/31/2006          25.30        0.12             5.54            5.66            0.00         (1.60)        (1.60)
Year Ended 7/31/2005          20.88        0.04             6.76            6.80            0.00         (2.38)        (2.38)
Year Ended 7/31/2004          15.47       (0.01)            6.30            6.29           (0.06)        (0.82)        (0.88)
CLASS B
Year Ended 7/31/2008         $35.46        0.04            (4.43)          (4.39)          (0.66)        (3.25)        (3.91)
Year Ended 7/31/2007          28.41       (0.15)            9.84            9.69            0.00         (2.64)        (2.64)
Year Ended 7/31/2006          24.71       (0.11)            5.41            5.30            0.00         (1.60)        (1.60)
Year Ended 7/31/2005          20.57       (0.15)            6.67            6.52            0.00         (2.38)        (2.38)
Year Ended 7/31/2004          15.30       (0.21)            6.30            6.09            0.00         (0.82)        (0.82)
CLASS C
Year Ended 7/31/2008         $35.46        0.03            (4.42)          (4.39)          (0.66)        (3.25)        (3.91)
Year Ended 7/31/2007          28.40       (0.10)            9.80            9.70            0.00         (2.64)        (2.64)
Year Ended 7/31/2006          24.70       (0.10)            5.40            5.30            0.00         (1.60)        (1.60)
Year Ended 7/31/2005          20.57       (0.14)            6.65            6.51            0.00         (2.38)        (2.38)
Year Ended 7/31/2004          15.30       (0.20)            6.29            6.09            0.00         (0.82)        (0.82)

GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/2008         $10.65        0.89            (1.88)          (0.99)          (0.78)        (0.03)        (0.81)
Period Ended 7/31/2007 (a)    10.00        0.83             0.25            1.08           (0.43)         0.00         (0.43)

CLASS C
Year Ended 7/31/2008         $10.62        0.82            (1.88)          (1.06)          (0.71)        (0.03)        (0.74)
Period Ended 7/31/2007 (a)    10.00        0.77             0.25            1.02           (0.40)         0.00         (0.40)

GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008         $11.41        0.08            (1.39)          (1.31)          (0.04)        (0.06)        (0.10)
Period Ended 7/31/2007 (a)    10.00        0.01             1.40            1.41            0.00          0.00          0.00

CLASS C
Year Ended 7/31/2008         $11.53       (0.01)           (1.39)          (1.40)           0.00         (0.06)        (0.06)
Period Ended 7/31/2007 (a)    10.00       (0.05)            1.58            1.53            0.00          0.00          0.00
                                           NET ASSET                      NET ASSETS,
                                            VALUE,                          END OF
                           REDEMPTION       END OF          TOTAL           PERIOD
                              FEES        THE PERIOD     RETURN (c)          (000)
--------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2008          0.01          $28.57          (13.28)%       $719,752
Year Ended 7/31/2007          0.00           37.04           36.52        1,010,786
Year Ended 7/31/2006          0.00           29.36           23.72          368,593
Year Ended 7/31/2005          0.00           25.30           34.43          182,831
Year Ended 7/31/2004          0.00           20.88           41.89           79,459
CLASS B
Year Ended 7/31/2008          0.01          $27.17          (13.92)%        $50,949
Year Ended 7/31/2007          0.00           35.46           35.47           67,668
Year Ended 7/31/2006          0.00           28.41           22.79           35,977
Year Ended 7/31/2005          0.00           24.71           33.54           26,964
Year Ended 7/31/2004          0.00           20.57           40.92           15,246
CLASS C
Year Ended 7/31/2008          0.01          $27.17          (13.92)%       $250,126
Year Ended 7/31/2007          0.00           35.46           35.52          346,856
Year Ended 7/31/2006          0.00           28.40           22.80          110,465
Year Ended 7/31/2005          0.00           24.70           33.48           74,207
Year Ended 7/31/2004          0.00           20.57           40.92           38,684

GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/2008          0.00(*)        $8.85           (9.99)%       $189,490
Period Ended 7/31/2007 (a)    0.00           10.65           10.68           94,377

CLASS C
Year Ended 7/31/2008          0.00(*)        $8.82          (10.66)%       $166,946
Period Ended 7/31/2007 (a)    0.00           10.62           10.11           73,070

GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008          0.00(*)       $10.00          (11.67)%        $12,291
Period Ended 7/31/2007 (a)    0.00           11.41           14.10            4,052

CLASS C
Year Ended 7/31/2008          0.00(*)       $10.07          (12.26)%         $5,282
Period Ended 7/31/2007 (a)    0.00           11.53           15.30            2,530

                                        RATIOS TO AVERAGE NET ASSETS:
                           ---------------------------------------------------------
                                                                 ANNUALIZED RATIO OF
                              ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                               RATIO OF          RATIO OF          TO AVERAGE NET
                               OPERATING      NET INVESTMENT       ASSETS WITHOUT
                              EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR      PORTFOLIO
                               AVERAGE          TO AVERAGE            EXPENSES         TURNOVER
                              NET ASSETS        NET ASSETS           REIMBURSED          RATE
------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2008             1.46%             0.85%               1.49%               70%
Year Ended 7/31/2007             1.53              0.39                1.53                61
Year Ended 7/31/2006             1.59              0.44                1.59                64
Year Ended 7/31/2005             2.00              0.18                1.73                51
Year Ended 7/31/2004             2.00             (0.04)               2.15                88
CLASS B
Year Ended 7/31/2008             2.21%             0.11%               2.24%               70%
Year Ended 7/31/2007             2.28             (0.46)               2.28                61
Year Ended 7/31/2006             2.34             (0.41)               2.34                64
Year Ended 7/31/2005             2.75             (0.67)               2.48                51
Year Ended 7/31/2004             2.75             (1.06)               2.90                88
CLASS C
Year Ended 7/31/2008             2.21%             0.10%               2.24%               70%
Year Ended 7/31/2007             2.28             (0.31)               2.28                61
Year Ended 7/31/2006             2.34             (0.39)               2.34                64
Year Ended 7/31/2005             2.75             (0.62)               2.48                51
Year Ended 7/31/2004             2.75             (1.02)               2.90                88

GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/2008             1.40%             8.83%               1.44%              155%
Period Ended 7/31/2007 (a)       1.40             11.36                1.85               100

CLASS C
Year Ended 7/31/2008             2.15%             8.12%               2.19%              155%
Period Ended 7/31/2007 (a)       2.15             10.64                2.60               100

GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008             1.95%             0.74%               3.12%              135%
Period Ended 7/31/2007 (a)       1.95              0.15               13.40                40

CLASS C
Year Ended 7/31/2008             2.70%            (0.06)%              4.01%              135%
Period Ended 7/31/2007 (a)       2.70             (0.66)              14.15                40

(a) The Global Equity Income Fund and Global Opportunities Fund commenced operations on November 30,2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.


                       See Notes to Financial Statements.


                                  60-61 spread

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:                      LESS DISTRIBUTIONS:
                                  -------------------------------------------    ---------------------------------------------------


                                                      NET                         DIVIDENDS   DISTRIBUTIONS
                      NET ASSET       NET         REALIZED AND        TOTAL         FROM        FROM NET
                       VALUE,     INVESTMENT    UNREALIZED GAIN       FROM          NET         REALIZED     RETURN
                      BEGINNING     INCOME          (LOSS) ON      INVESTMENT    INVESTMENT     CAPITAL        OF          TOTAL
                      OF PERIOD   (LOSS) (a)       INVESTMENTS     OPERATIONS      INCOME         GAINS      CAPITAL   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2008   $16.43        (0.13)          (2.15)          (2.28)         0.00          (0.18)       (0.09)     (0.27)
Year Ended 7/31/2007    12.19        (0.17)           4.41            4.24          0.00           0.00         0.00       0.00
Year Ended 7/31/2006    11.68        (0.19)           0.87            0.68          0.00          (0.17)        0.00      (0.17)
Year Ended 7/31/2005    10.54        (0.14)           1.91            1.77          0.00          (0.63)        0.00      (0.63)
Year Ended 7/31/2004     9.56        (0.20)           1.18            0.98          0.00           0.00         0.00       0.00

CLASS B
Year Ended 7/31/2008   $15.77        (0.23)          (2.06)          (2.29)         0.00          (0.18)       (0.09)     (0.27)
Year Ended 7/31/2007    11.79        (0.26)           4.24            3.98          0.00           0.00         0.00       0.00
Year Ended 7/31/2006    11.39        (0.28)           0.85            0.57          0.00          (0.17)        0.00      (0.17)
Year Ended 7/31/2005    10.36        (0.21)           1.87            1.66          0.00          (0.63)        0.00      (0.63)
Year Ended 7/31/2004     9.48        (0.27)           1.15            0.88          0.00           0.00         0.00       0.00

CLASS C
Year Ended 7/31/2008   $15.73        (0.23)          (2.04)          (2.27)         0.00          (0.18)       (0.09)     (0.27)
Year Ended 7/31/2007    11.76        (0.26)           4.23            3.97          0.00           0.00         0.00       0.00
Year Ended 7/31/2006    11.35        (0.28)           0.86            0.58          0.00          (0.17)        0.00      (0.17)
Year Ended 7/31/2005    10.34        (0.21)           1.85            1.64          0.00          (0.63)        0.00      (0.63)
Year Ended 7/31/2004     9.45        (0.27)           1.16            0.89          0.00           0.00         0.00       0.00
                                     NET ASSET                       NET ASSETS,
                                       VALUE,                          END OF
                      REDEMPTION       END OF          TOTAL           PERIOD
                         FEES        THE PERIOD     RETURN (b)          (000)
---------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2008    0.00(*)       $13.88           (14.22)%         $123,129
Year Ended 7/31/2007    0.00           16.43            34.78             60,329
Year Ended 7/31/2006    0.00           12.19             5.83             24,685
Year Ended 7/31/2005    0.00           11.68            16.90              3,331
Year Ended 7/31/2004    0.00           10.54            10.25              1,371

CLASS B
Year Ended 7/31/2008    0.01          $13.22           (14.82)%           $7,465
Year Ended 7/31/2007    0.00           15.77            33.76              2,621
Year Ended 7/31/2006    0.00           11.79             5.01              1,187
Year Ended 7/31/2005    0.00           11.39            16.10                906
Year Ended 7/31/2004    0.00           10.36             9.28                794

CLASS C
Year Ended 7/31/2008    0.00(*)       $13.19           (14.79)%          $61,795
Year Ended 7/31/2007    0.00           15.73            33.76             25,536
Year Ended 7/31/2006    0.00           11.76             5.11             10,752
Year Ended 7/31/2005    0.00           11.35            15.93              1,356
Year Ended 7/31/2004    0.00           10.34             9.42                957
                                  RATIOS TO AVERAGE NET ASSETS:
                      ------------------------------------------------------
                                                         ANNUALIZED RATIO OF
                      ANNUALIZED        ANNUALIZED        OPERATING EXPENSES
                       RATIO OF          RATIO OF          TO AVERAGE NET
                      OPERATING      NET INVESTMENT       ASSETS WITHOUT
                      EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR      PORTFOLIO
                       AVERAGE          TO AVERAGE            EXPENSES         TURNOVER
                      NET ASSETS        NET ASSETS           REIMBURSED          RATE
----------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2008        1.57%           (0.80)%              1.57%           196%
Year Ended 7/31/2007        1.87            (1.14)               1.87            129
Year Ended 7/31/2006        1.99            (1.41)               2.50            159
Year Ended 7/31/2005        2.00            (1.26)               6.58            164
Year Ended 7/31/2004        2.00            (1.75)               7.01            234

CLASS B
Year Ended 7/31/2008        2.32%           (1.52)%              2.32%           196%
Year Ended 7/31/2007        2.62            (1.89)               2.62            129
Year Ended 7/31/2006        2.74            (2.20)               3.25            159
Year Ended 7/31/2005        2.75            (1.92)               7.33            164
Year Ended 7/31/2004        2.75            (2.45)               7.76            234

CLASS C
Year Ended 7/31/2008        2.32%           (1.52)%              2.32%           196%
Year Ended 7/31/2007        2.62            (1.89)               2.62            129
Year Ended 7/31/2006        2.74            (2.15)               3.25            159
Year Ended 7/31/2005        2.75            (1.96)               7.33            164
Year Ended 7/31/2004        2.75            (2.47)               7.76            234

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.


                                  62-63 spreaed

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND        TOTAL          FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008          $26.91        0.19           (2.63)            (2.44)         0.00         (2.36)         (2.36)
Year Ended 7/31/2007           21.52        0.02            6.43              6.45         (0.04)        (1.02)         (1.06)
Year Ended 7/31/2006           17.77        0.14            4.36              4.50          0.00         (0.75)         (0.75)
Year Ended 7/31/2005           14.94        0.00(*)         3.08              3.08          0.00         (0.25)         (0.25)
Year Ended 7/31/2004           11.99       (0.10)           3.22              3.12          0.00         (0.17)         (0.17)

CLASS B
Year Ended 7/31/2008          $25.85       (0.02)          (2.47)            (2.49)         0.00         (2.36)         (2.36)
Year Ended 7/31/2007           20.82       (0.17)           6.22              6.05          0.00         (1.02)         (1.02)
Year Ended 7/31/2006           17.35       (0.03)           4.25              4.22          0.00         (0.75)         (0.75)
Year Ended 7/31/2005           14.70       (0.14)           3.04              2.90          0.00         (0.25)         (0.25)
Year Ended 7/31/2004           11.88       (0.22)           3.21              2.99          0.00         (0.17)         (0.17)

CLASS C
Year Ended 7/31/2008          $25.83       (0.01)          (2.47)            (2.48)         0.00         (2.36)         (2.36)
Year Ended 7/31/2007           20.81       (0.16)           6.20              6.04          0.00         (1.02)         (1.02)
Year Ended 7/31/2006           17.33       (0.01)           4.24              4.23          0.00         (0.75)         (0.75)
Year Ended 7/31/2005           14.68       (0.13)           3.03              2.90          0.00         (0.25)         (0.25)
Year Ended 7/31/2004           11.88       (0.22)           3.19              2.97          0.00         (0.17)         (0.17)

CLASS R
Year Ended 7/31/2008          $26.78        0.15           (2.63)            (2.48)         0.00         (2.36)         (2.36)
Year Ended 7/31/2007           21.46        0.01            6.38              6.39         (0.05)        (1.02)         (1.07)
Period Ended 7/31/2006 (a)     19.07        0.09            3.50              3.14          0.00         (0.75)         (0.75)

JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2008          $10.13        0.01           (2.02)            (2.01)         0.00         (0.40)         (0.40)
Year Ended 7/31/2007            9.65       (0.05)           0.53              0.48          0.00          0.00           0.00
Period Ended 7/31/2006 (a)     10.00       (0.03)          (0.32)            (0.35)         0.00          0.00           0.00

CLASS C
Year Ended 7/31/2008          $10.03       (0.06)          (2.00)            (2.06)         0.00         (0.40)         (0.40)
Year Ended 7/31/2007            9.62       (0.12)           0.53              0.41          0.00          0.00           0.00
Period Ended 7/31/2006 (a)     10.00       (0.07)          (0.31)            (0.38)         0.00          0.00           0.00
                                                           NET ASSET
                                             PAYMENT         VALUE,
                             REDEMPTION        BY            END OF         TOTAL
                                FEES       AFFILIATES     THE PERIOD      RETURN (c)
--------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008            0.00(*)        0.00         $22.11           (10.54)%
Year Ended 7/31/2007            0.00           0.00          26.91            30.69
Year Ended 7/31/2006            0.00           0.00          21.52            25.98
Year Ended 7/31/2005            0.00           0.00          17.77            20.77
Year Ended 7/31/2004            0.00           0.00          14.94            26.15

CLASS B
Year Ended 7/31/2008            0.00(*)        0.00         $21.00           (11.20)%
Year Ended 7/31/2007            0.00           0.00          25.85            29.75
Year Ended 7/31/2006            0.00           0.00          20.82            24.97
Year Ended 7/31/2005            0.00           0.00          17.35            19.87
Year Ended 7/31/2004            0.00           0.00          14.70            25.29

CLASS C
Year Ended 7/31/2008            0.00(*)        0.00         $20.99           (11.17)%
Year Ended 7/31/2007            0.00           0.00          25.83            29.72
Year Ended 7/31/2006            0.00           0.00          20.81            25.06
Year Ended 7/31/2005            0.00           0.00          17.33            19.90
Year Ended 7/31/2004            0.00           0.00          14.68            25.12

CLASS R
Year Ended 7/31/2008            0.00(*)        0.00         $21.94           (10.75)%
Year Ended 7/31/2007            0.00           0.00          26.78            30.52
Period Ended 7/31/2006 (a)      0.00           0.00          21.46            17.07

JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2008            0.00(*)        0.03          $7.75           (20.25)%(d)
Year Ended 7/31/2007            0.00           0.00          10.13             4.97
Period Ended 7/31/2006 (a)      0.00           0.00           9.65            (3.50)

CLASS C
Year Ended 7/31/2008            0.00(*)        0.03          $7.60           (20.97)%(d)
Year Ended 7/31/2007            0.00           0.00          10.03             4.26
Period Ended 7/31/2006 (a)      0.00           0.00           9.62            (3.80)
                                                     RATIOS TO AVERAGE NET ASSETS:
                                        ---------------------------------------------------------
                                                                              ANNUALIZED RATIO OF
                                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                            RATIO OF          RATIO OF          TO AVERAGE NET
                            NET ASSETS,     OPERATING      NET INVESTMENT       ASSETS WITHOUT
                              END OF       EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR      PORTFOLIO
                              PERIOD        AVERAGE          TO AVERAGE            EXPENSES         TURNOVER
                                (000)       NET ASSETS        NET ASSETS           REIMBURSED          RATE
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2008         $2,811,488         1.45%            0.75%               1.45%             83%
Year Ended 7/31/2007          2,166,598         1.56             0.07                1.56              79
Year Ended 7/31/2006          1,007,241         1.66             0.68                1.66             100
Year Ended 7/31/2005            332,370         2.00            (0.01)               1.84              79
Year Ended 7/31/2004            104,255         2.00            (0.68)               2.21             132

CLASS B
Year Ended 7/31/2008           $126,231         2.20%           (0.08)%              2.20%             83%
Year Ended 7/31/2007            130,558         2.31            (0.71)               2.31              79
Year Ended 7/31/2006             77,695         2.41            (0.16)               2.41             100
Year Ended 7/31/2005             37,291         2.75            (0.84)               2.59              79
Year Ended 7/31/2004             16,559         2.75            (1.52)               2.96             132

CLASS C
Year Ended 7/31/2008         $1,155,137         2.20%           (0.06)%              2.20%             83%
Year Ended 7/31/2007          1,073,481         2.31            (0.67)               2.31              79
Year Ended 7/31/2006            497,402         2.41            (0.05)               2.41             100
Year Ended 7/31/2005            161,712         2.75            (0.80)               2.59              79
Year Ended 7/31/2004             63,396         2.75            (1.46)               2.96             132

CLASS R
Year Ended 7/31/2008             $2,053         1.70%            0.61%               1.70%             83%
Year Ended 7/31/2007                903         1.81             0.04                1.81              79
Period Ended 7/31/2006 (a)          131         1.91             0.54                1.91             100

JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2008            $32,021         1.75%            0.12%               1.75%             68%
Year Ended 7/31/2007             61,316         1.84            (0.47)               1.83              61
Period Ended 7/31/2006 (a)       39,381         2.00            (0.63)               2.40              29

CLASS C
Year Ended 7/31/2008            $19,920         2.50%           (0.71)%              2.50%             68%
Year Ended 7/31/2007             36,496         2.59            (1.23)               2.58              61
Period Ended 7/31/2006 (a)       18,508         2.75            (1.37)               3.15              29

(a) The International Opportunities Fund Class R commenced operations on September 30, 2005. The Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d) Total returns include the $0.03 impact from the payment by affiliates. Absent this payment, results would have been lower

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.


                                  64-65 spread

HENDERSON GLOBAL FUNDS
                                                                                                    FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
US FOCUS
CLASS A
Year Ended 7/31/2008          $11.99      (0.03)           (0.61)           (0.64)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007           10.35      (0.05)            2.32             2.27          0.00         (0.63)          (0.63)
Year Ended 7/31/2006           10.93      (0.13)           (0.38)           (0.51)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.69      (0.12)            1.41             1.29         (0.05)         0.00           (0.05)
Period Ended 7/31/2004 (a)     10.00      (0.04)           (0.27)           (0.31)         0.00          0.00            0.00

CLASS B
Year Ended 7/31/2008          $11.72      (0.10)           (0.60)           (0.70)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007           10.20      (0.13)            2.28             2.15          0.00         (0.63)          (0.63)
Year Ended 7/31/2006           10.85      (0.21)           (0.37)           (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.67      (0.19)            1.39             1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)     10.00      (0.05)           (0.28)           (0.33)         0.00          0.00            0.00

CLASS C
Year Ended 7/31/2008          $11.72      (0.10)           (0.60)           (0.70)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007           10.20      (0.14)            2.29             2.15          0.00         (0.63)          (0.63)
Year Ended 7/31/2006           10.85      (0.21)           (0.37)           (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.67      (0.20)            1.40             1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)     10.00      (0.05)           (0.28)           (0.33)         0.00          0.00            0.00

WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2008          $10.87       0.71            (1.37)           (0.66)        (0.76)         0.00           (0.76)
Year Ended 7/31/2007           10.78       0.66             0.08             0.74         (0.65)         0.00           (0.65)
Year Ended 7/31/2006           11.03       0.71            (0.22)            0.49         (0.74)         0.00           (0.74)
Year Ended 7/31/2005           10.73       0.66             0.40             1.06         (0.72)        (0.04)          (0.76)
Period Ended 7/31/2004 (a)     10.00       0.54             0.73             1.27         (0.54)         0.00           (0.54)

CLASS B
Year Ended 7/31/2008          $10.84       0.64            (1.36)           (0.72)        (0.68)         0.00           (0.68)
Year Ended 7/31/2007           10.76       0.57             0.07             0.64         (0.56)         0.00           (0.56)
Year Ended 7/31/2006           11.00       0.62            (0.20)            0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005           10.72       0.58             0.38             0.96         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)     10.00       0.47             0.73             1.20         (0.48)         0.00           (0.48)

CLASS C
Year Ended 7/31/2008          $10.86       0.64            (1.37)           (0.73)        (0.68)         0.00           (0.68)
Year Ended 7/31/2007           10.78       0.57             0.07             0.64         (0.56)         0.00           (0.56)
Year Ended 7/31/2006           11.02       0.63            (0.21)            0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005           10.73       0.58             0.39             0.97         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)     10.00       0.46             0.75             1.21         (0.48)         0.00           (0.48)
                                           NET ASSET                      NET ASSETS,
                                            VALUE,                          END OF
                           REDEMPTION       END OF          TOTAL           PERIOD
                              FEES        THE PERIOD     RETURN (c)          (000)
-------------------------------------------------------------------------------------
US FOCUS
CLASS A
Year Ended 7/31/2008          0.00(*)        $9.61        (7.20)%           $6,227
Year Ended 7/31/2007          0.00           11.99        22.55              9,328
Year Ended 7/31/2006          0.00           10.35        (4.69)            10,991
Year Ended 7/31/2005          0.00           10.93        13.34             14,752
Period Ended 7/31/2004 (a)    0.00            9.69        (3.10)             1,467

CLASS B
Year Ended 7/31/2008          0.00(*)        $9.28        (7.95)%             $662
Year Ended 7/31/2007          0.00           11.72        21.67                998
Year Ended 7/31/2006          0.00           10.20        (5.38)             1,292
Year Ended 7/31/2005          0.00           10.85        12.46              3,002
Period Ended 7/31/2004 (a)    0.00            9.67        (3.30)             1,483

CLASS C
Year Ended 7/31/2008          0.00(*)        $9.28        (7.95)%           $2,328
Year Ended 7/31/2007          0.00           11.72        21.67              2,789
Year Ended 7/31/2006          0.00           10.20        (5.38)             3,065
Year Ended 7/31/2005          0.00           10.85        12.46              3,849
Period Ended 7/31/2004 (a)    0.00            9.67        (3.30)               356

WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2008          0.00(*)        $9.45        (6.47)%          $64,687
Year Ended 7/31/2007          0.00           10.87         6.71             39,470
Year Ended 7/31/2006          0.00           10.78         4.70             17,927
Year Ended 7/31/2005          0.00           11.03        10.07             16,375
Period Ended 7/31/2004 (a)    0.00           10.73        12.81              7,628

CLASS B
Year Ended 7/31/2008          0.00(*)        $9.44        (7.00)%           $5,789
Year Ended 7/31/2007          0.00           10.84         5.93              5,003
Year Ended 7/31/2006          0.00           10.76         3.93              5,210
Year Ended 7/31/2005          0.00           11.00         9.07              4,751
Period Ended 7/31/2004 (a)    0.00           10.72        12.08              3,344

CLASS C
Year Ended 7/31/2008          0.00(*)        $9.45        (7.09)%          $62,906
Year Ended 7/31/2007          0.00           10.86         5.92             29,752
Year Ended 7/31/2006          0.00           10.78         3.92             13,150
Year Ended 7/31/2005          0.00           11.02         9.16             13,580
Period Ended 7/31/2004 (a)    0.00           10.73        12.18              8,047
                                           RATIOS TO AVERAGE NET ASSETS:
                              ------------------------------------------------------
                                                                 ANNUALIZED RATIO OF
                              ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                               RATIO OF          RATIO OF          TO AVERAGE NET
                               OPERATING      NET INVESTMENT       ASSETS WITHOUT
                              EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR      PORTFOLIO
                               AVERAGE          TO AVERAGE            EXPENSES         TURNOVER
                              NET ASSETS        NET ASSETS           REIMBURSED          RATE
------------------------------------------------------------------------------------------------
US FOCUS
CLASS A
Year Ended 7/31/2008            1.40%            (0.24)%                2.67%             95%
Year Ended 7/31/2007            1.95             (0.45)                 2.95             167
Year Ended 7/31/2006            2.00             (1.18)                 2.45              98
Year Ended 7/31/2005            2.00             (1.19)                 3.37              80
Period Ended 7/31/2004 (a)      2.00             (1.41)                22.58              11

CLASS B
Year Ended 7/31/2008            2.15%            (0.99)%                3.42%             95%
Year Ended 7/31/2007            2.70             (1.23)                 3.70             167
Year Ended 7/31/2006            2.75             (1.92)                 3.20              98
Year Ended 7/31/2005            2.75             (1.84)                 4.12              80
Period Ended 7/31/2004 (a)      2.75             (2.21)                23.32              11

CLASS C
Year Ended 7/31/2008            2.15%            (0.98)%                3.42%             95%
Year Ended 7/31/2007            2.70             (1.21)                 3.70             167
Year Ended 7/31/2006            2.75             (1.93)                 3.20              98
Year Ended 7/31/2005            2.75             (1.95)                 4.12              80
Period Ended 7/31/2004 (a)      2.75             (2.21)                23.32              11

WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2008            1.30%             6.87%                 1.45%             41%
Year Ended 7/31/2007            1.30              5.89                  1.77              73
Year Ended 7/31/2006            1.30              6.61                  1.93             161
Year Ended 7/31/2005            1.30              5.98                  2.08             137
Period Ended 7/31/2004 (a)      1.30              5.89                  3.49             327

CLASS B
Year Ended 7/31/2008            2.05%             6.13%                 2.20%             41%
Year Ended 7/31/2007            2.05              5.17                  2.52              73
Year Ended 7/31/2006            2.05              5.77                  2.68             161
Year Ended 7/31/2005            2.05              5.23                  2.83             137
Period Ended 7/31/2004 (a)      2.05              5.29                  4.24             327

CLASS C
Year Ended 7/31/2008            2.05%             6.17%                 2.20%             41%
Year Ended 7/31/2007            2.05              5.11                  2.52              73
Year Ended 7/31/2006            2.05              5.78                  2.68             161
Year Ended 7/31/2005            2.05              5.23                  2.83             137
Period Ended 7/31/2004 (a)      2.05              5.26                  4.24             327

(a) The US Focus Fund commenced operations on April 30, 2004. The Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.


                                  66-67 spread

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. Two series of the Trust, Henderson Global Real Estate Equities Fund and Henderson International Equity Fund, are not included in this report because their fiscal year end is December 31. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson US Focus Fund ("US Focus") and Henderson Worldwide Income Fund ("Worldwide Income") collectively (the "Funds") are each a separate series of the Trust. Each Fund except Global Equity Income, Global Opportunities and Japan-Asia Focus is diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C shares. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FUTURES CONTRACTS

The Funds may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. To the extent a Fund enters into futures contracts, the segregated assets maintained to cover such Fund's obligations with respect to the contracts will consist of other liquid assets from its

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS


portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund. Payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at July 31, 2008:

                        Local                 Unrealized
            Value       amount   Current    appreciation
              date     (000's)      value (depreciation)
--------------------------------------------------------
European Focus
--------------------------------------------------------
British
Pound
Short     10/10/08      37,752   $74,429,338    $205,416
--------------------------------------------------------
Euro
Short     10/24/08      63,052    97,908,700   2,028,248
========================================================
Global Equity Income
--------------------------------------------------------
British
Pound
Short     10/10/08      45,588  $89,879,589   $(580,735)
========================================================
Global Opportunities
--------------------------------------------------------
British
Pound
Short     10/10/08         352      $694,674      $1,917
--------------------------------------------------------
Euro
Short     10/24/08         600       931,699      19,301
========================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



International Opportunities
--------------------------------------------------------
British
Pound
Short     10/10/08      45,302   $89,315,206    $246,499
--------------------------------------------------------
Euro
Short     10/24/08      81,967   127,281,310   2,636,723
--------------------------------------------------------
Euro
Short     10/24/08      63,052    97,908,700   2,028,249
========================================================
Worldwide Income
--------------------------------------------------------
British
Pound
Short     08/27/08       7,605  $ 15,043,218   $ 112,731
--------------------------------------------------------
Euro
Short     08/27/08      32,991    51,388,174     440,248
========================================================

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the year ended July 31, 2008, International Opportunities transacted in securities lending.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At July 31, 2008, Global Opportunities and US Focus held restricted securities that were illiquid.

                           Acquisition               % Net
Fund          Security    Date    Cost    Value      Assets
-----------------------------------------------------------
Global        Jazz Air   May 22,   $811    $543       0.00%
Opportunities  Income     2007
                Fund
-----------------------------------------------------------
US Focus      Jazz Air   May 22,  9,963   6,669       0.07
               Income     2007
                Fund
===========================================================

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Global Equity Income and Global Opportunities have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2008, Global Equity had $506,123 accumulated capital loss carryforward, expiring on July 31, 2016. Japan-Asia Focus had $949,426 accumulated capital loss carryforward, expiring on July 31, 2016. Worldwide Income had $1,028,576 accumulated capital loss carryforward, of which, for tax purposes $341,836 expires July 31, 2014, $207,447 expires July 31, 2015 and $479,293 expires July 31, 2016.

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS

At July 31, 2008, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                            Currency loss   Capital loss
                                 deferred       deferred
--------------------------------------------------------
Global Equity Income                   --    $22,920,771
Global Opportunities                   --      1,411,385
Global Technology                $117,497     35,369,524
International Opportunities            --     56,011,086
Japan-Asia Focus                  136,632      5,817,118
Worldwide Income                       --      6,915,512
========================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Effective January 31, 2008 the Funds adopted FIN 48 and concluded there was no impact to the Funds' net assets or results of operations as of and during the period ended July 31, 2008.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2008, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                                Accumulated
                              undistributed
                                        net     Accumulated
                    Paid-in      investment    net realized
                    capital    income/(loss)     gain/(loss)
------------------------------------------------------------
European Focus    $(467,387)    $14,864,711    $(14,397,324)
------------------------------------------------------------
Global
Equity Income       (17,732)     (1,096,620)      1,114,352
------------------------------------------------------------
Global
Opportunities       (16,545)         15,226           1,319
------------------------------------------------------------
Global
Technology           (9,047)      2,054,746      (2,045,699)
------------------------------------------------------------
International
Opportunities      (121,675)     (7,510,315)      7,631,990
------------------------------------------------------------
Japan-Asia
Focus                (8,003)         63,505         (55,502)
------------------------------------------------------------
US Focus              3,225          58,198         (61,423)
------------------------------------------------------------
Worldwide
Income               (3,097)        537,143        (534,046)
============================================================

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the year ended July 31, 2007 and July 31, 2008 were as follows:

Year ended                       Ordinary       Long-term
July 31, 2007                      income   capital gains
---------------------------------------------------------
European Focus                $22,099,995     $31,830,617
Global Equity Income            5,020,630              --
International Opportunities    49,724,872      42,043,765
US Focus                          153,245         611,123
Worldwide Income                2,751,767              --
=========================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



Year ended            Ordinary        Long-term      Tax return
July 31, 2008           income    capital gains      of capital
---------------------------------------------------------------
European
Focus              $92,199,201      $62,200,501              --
Global Equity
Income              24,187,756               --              --
Global
Opportunities          131,992               --              --
Global
Technology             875,260        2,017,033      $1,374,433
International
Opportunities      272,640,686       78,060,069              --
Japan-Asia
Focus                1,865,937        1,538,574              --
US Focus               555,866        1,211,152              --
Worldwide
Income               8,999,619               --              --
===============================================================

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

              Undistributed  Undistributed      Unrealized
                   ordinary      long-term    appreciation
                     income   capital gain   (depreciation)
-----------------------------------------------------------
European
Focus           $12,220,537    $39,575,891    $(86,710,441)
-----------------------------------------------------------
Global
Equity Income     1,595,298             --     (54,423,102)
-----------------------------------------------------------
Global
Opportunities        86,909             --      (1,572,099)
-----------------------------------------------------------
Global
Technology               --             --      (2,297,397)
-----------------------------------------------------------
International
Opportunities    20,769,876         21,779     (84,364,964)
-----------------------------------------------------------
Japan-Asia Focus         --             --     (13,500,007)
-----------------------------------------------------------
US Focus                 --        147,706         417,457
-----------------------------------------------------------
Worldwide
Income              521,967             --     (14,991,237)
===========================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with the respect to Worldwide Income) at the following annual rates:

European Focus              First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
------------------------------------------------------------
Global Equity Income        First $500 million         0.90%
                            Next $500 million          0.80%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.60%
------------------------------------------------------------
Global Opportunities        First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
------------------------------------------------------------
Global Technology           First $500 million         1.00%
                            Next $500 million          0.95%
                            Over $1 billion            0.90%
------------------------------------------------------------
International Opportunities First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
------------------------------------------------------------
Japan-Asia Focus            First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
------------------------------------------------------------
US Focus                    First $150 million         0.95%
                            Over $150 million          0.85%
------------------------------------------------------------
Worldwide Income 1          First $500 million         0.85%
                            Next $500 million          0.75%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.65%
============================================================

(1) The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity and US Focus, to 1.70% of average daily net assets for Global Opportunities and to 1.05% of average daily net assets for Worldwide Income. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

                        Class A    Class B & C     Class R
----------------------------------------------------------
European
Focus                     2.00%         2.75%        N/A
----------------------------------------------------------
Global Equity
Income                    1.40          2.15         N/A
----------------------------------------------------------
Global
Opportunities             1.95          2.70         N/A
----------------------------------------------------------
Global
Technology                2.00          2.75         N/A
----------------------------------------------------------
International
Opportunities             2.00          2.75       2.25%
----------------------------------------------------------
Japan-Asia
Focus                     2.00          2.75         N/A
----------------------------------------------------------
US Focus                  1.40          2.15         N/A
----------------------------------------------------------
Worldwide
Income                    1.30          2.05         N/A
==========================================================

HGINA may recover from Global Equity Income and Global Opportunities reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through November 30, 2009 for Global Equity Income and Global Opportunities. The remaining amount of potentially recoverable expenses at July 31, 2008 for Global Equity Income and Global Opportunities was $130,357 and $202,648, respectively.

During the year ended July 31, 2008, HGINA reimbursed European Focus $373,077 for interest expense paid to the United States Treasury for ordinary income not distributed in prior years which was the result of additional passive foreign investment company ("PFIC') holdings identified in the portfolio. This amount is reflected in the Statement of Operations - Fees waived and expenses reimbursed by investment adviser.

During the year ended July 31, 2008, HGINA reimbursed Japan-Asia Focus $217,824 for a trading error. This amount is reflected in the Statement of Operations and Financial Highlights as payments by affiliates.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. Effective October 1, 2006, the Funds began reimbursing HGINA for such fees with limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At July 31, 2008, HGINA owned the following number of shares in the following
Funds:

                                                  Shares
--------------------------------------------------------
Global Equity Income Class A                      25,328
Global Equity Income Class C                       2,788
Global Technology Class A                         14,398
========================================================

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2008, HII owned the following number of shares in the following Funds:

                                                  Shares
--------------------------------------------------------
European Focus Class A                               657
Global Equity Income Class A                         793
Global Opportunities Class A                      60,472
Global Opportunities Class C                       5,023
Global Technology Class A                            732
International Opportunities Class A                  864
International Opportunities Class R                1,494
US Focus Class A                                  12,480
Worldwide Income Class A                           3,530
========================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statement of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the year ended July 31, 2008, were as follows:

                               Purchases           Sales
--------------------------------------------------------
European Focus              $893,091,596    $999,615,008
Global Equity Income         705,036,534     442,285,762
Global Opportunities          34,113,509      20,298,324
Global Technology            529,697,403     386,451,029
International
Opportunities              4,254,716,446   3,123,062,556
Japan-Asia Focus              49,991,916      73,392,484
US Focus                      10,738,115      13,754,698
Worldwide Income             138,685,923      48,660,897
========================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward currency contracts at July 31, 2008, and the gross unrealized appreciation and depreciation, were as follows:

                                 European  Global Equity
                                    Focus         Income
--------------------------------------------------------
Cost                       $1,108,878,917   $402,456,930
--------------------------------------------------------
Gross unrealized
appreciation                  122,884,660      3,917,243
--------------------------------------------------------
Gross unrealized
depreciation                  209,596,652     58,326,700
--------------------------------------------------------
Net unrealized
depreciation                  (86,711,992)   (54,409,457)
========================================================
                                   Global         Global
                            Opportunities     Technology
--------------------------------------------------------
Cost                          $19,158,584   $191,705,742
--------------------------------------------------------
Gross unrealized
appreciation                      464,969     10,997,516
--------------------------------------------------------
Gross unrealized
depreciation                    2,037,069     13,288,807
--------------------------------------------------------
Net unrealized
depreciation                   (1,572,100)    (2,291,291)
========================================================
                            International     Japan-Asia
                            Opportunities          Focus
--------------------------------------------------------
Cost                       $4,190,999,576    $65,789,647
--------------------------------------------------------
Gross unrealized
appreciation                  342,210,514        895,435
--------------------------------------------------------
Gross unrealized
depreciation                  426,555,936     14,395,422
--------------------------------------------------------
Net unrealized
depreciation                  (84,345,422)   (13,499,987)
========================================================
                                               Worldwide
                                 US Focus         Income
--------------------------------------------------------
Cost                           $8,799,436   $145,007,243
--------------------------------------------------------
Gross unrealized
appreciation                    1,039,297      1,337,467
--------------------------------------------------------
Gross unrealized
depreciation                      621,840     16,327,328
--------------------------------------------------------
Net unrealized
appreciation/(depreciation)       417,457    (14,989,861)
========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2008.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS


Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $175 million credit facility that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the year ended July 31, 2008.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the year ended July 31, 2008 were as follows:

                                         Redemption fees
--------------------------------------------------------
European Focus                                   $24,818
Global Equity Income                              15,912
Global Opportunities                                 690
Global Technology                                 26,447
International Opportunities                      100,033
Japan-Asia Focus                                   1,709
US Focus                                              --
Worldwide Income                                  18,668
========================================================

NOTE 10. RECENT ACCOUNTING STANDARDS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS") No. 161. FAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS No. 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS No. 161 will have on the Funds' financial statement disclosures.

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HENDERSON GLOBAL FUNDS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson US Focus Fund and Henderson Worldwide Income Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2008, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2008, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 22, 2008


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HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                               (UNAUDITED)


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds, a majority of whom are not affiliated with the Adviser or the Sub-adviser ("Independent Trustees"), oversees the management of each of the Funds and, as required by law, determines at least annually whether to continue the investment advisory agreement and the sub-advisory agreement for the respective Funds.

In connection with their most recent consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the Sub-adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 6, 2008, based on their evaluation of the information provided by the Adviser and the Sub-adviser and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and (in the case of Funds other than US Focus and Worldwide Income (the "Sub-advised Funds")) the Sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each fund and the sub-advisory agreement for each Sub-advised Fund through August 30, 2009, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-adviser, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the Sub-adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser were


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HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                               (UNAUDITED)


appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

2. PERFORMANCE OF THE FUNDS

The Trustees considered each Fund's investment performance over various time periods. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper"), an independent provider of investment company data. The Trustees concluded that the performance of the three Funds that have been operating for five years has been very good over various time periods as compared to the performance of their respective universes of peer funds; three of the remaining Funds have performed near or above the median performance of their respective universes for the past year; and the Adviser and Sub-Adviser have taken appropriate steps to address the underperformance of the other two Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the contractual rate of management fees for most of the Funds before fee waivers, and the total expense ratio of all but one of the Funds, were above the median management fee rate and expense ratio of the respective peer group of funds selected by Lipper. However, they also noted that the relatively small asset size of most of the Funds contributed to their relatively high expense ratios.

The Trustees considered the methodology used by the Adviser and the Sub-adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the management fees of the Adviser and the Sub-adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-adviser provides only portfolio management services). Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-adviser perform significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in serving its other clients.

The Trustees reviewed information on the profitability (or loss) to the Adviser and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of the Adviser and financial information related to its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and the Sub-adviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the Adviser's profitability with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

4. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that by virtue of the expense limitations, the Adviser is subsidizing most Funds because they have not reached adequate scale. The Trustees also noted that the advisory agreement included breakpoints

HENDERSON GLOBAL FUNDS

                                                               OTHER INFORMATION
                                                               (UNAUDITED)


in the fee schedule for each Fund, thereby sharing more economies of scale with each Fund if the assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

5. OTHER BENEFITS TO THE ADVISER

The Trustees also considered other benefits that accrue to the Adviser and the Sub-adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and (in the case of the Sub-advised Funds) sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2008. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 853 of the Internal Revenue Code, the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2008 as follow:

                             FOREIGN             FOREIGN
                          TAXES PAID       SOURCE INCOME
--------------------------------------------------------
European Focus            $1,850,530         $30,283,117
--------------------------------------------------------
Global Equity Income       1,182,906          32,513,218
--------------------------------------------------------
International
 Opportunities             7,798,096          85,868,780
========================================================

Under Section 854 (b)(2) of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2008 as follows:

--------------------------------------------------------
European Focus                               $25,394,305
--------------------------------------------------------
Global Equity Income                          26,732,624
--------------------------------------------------------
Global Opportunities                             356,679
--------------------------------------------------------
Global Technology                              1,091,553
--------------------------------------------------------
International Opportunities                   72,080,286
--------------------------------------------------------
Japan-Asia Focus                               1,309,456
--------------------------------------------------------
US Focus                                         120,101
--------------------------------------------------------
Worldwide Income                               1,166,834
========================================================

The Funds designated long-term capital gains for the fiscal year ended July 31, 2008 as follows:

--------------------------------------------------------
European Focus                               $62,200,501
--------------------------------------------------------
Global Technology                              2,017,033
--------------------------------------------------------
International Opportunities                   78,060,069
--------------------------------------------------------
Japan-Asia Focus                               1,538,574
--------------------------------------------------------
US Focus                                       1,211,152
========================================================


SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended July 31, 2008.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                               (UNAUDITED)


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                    Class A    Class B   Class C   Class R
----------------------------------------------------------
European
 Focus                 1.48%     2.23%     2.23%    N/A
----------------------------------------------------------
Global
 Equity Income         1.40       N/A      2.15     N/A
----------------------------------------------------------
Global
 Opportunities         1.95       N/A      2.70     N/A
----------------------------------------------------------
Global
 Technology            1.57      2.32      2.32     N/A
----------------------------------------------------------
International
 Opportunities         1.44      2.19      2.19   1.69%
----------------------------------------------------------
Japan-Asia Focus       1.79       N/A      2.55     N/A
----------------------------------------------------------
US Focus               1.40      2.15      2.15     N/A
----------------------------------------------------------
Worldwide Income       1.30      2.05      2.05     N/A
==========================================================


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

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                               (UNAUDITED)


Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13, 15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                   FEBRUARY 1,      JULY 31,         DURING
ACTUAL                    2008          2008    THE PERIOD*
-----------------------------------------------------------
European Focus
Class A              $1,000.00       $927.00          $7.09
Class B               1,000.00        923.52          10.67
Class C               1,000.00        923.52          10.67
-----------------------------------------------------------
Global Equity Income
Class A               1,000.00        915.97           6.67
Class C               1,000.00        912.32          10.22
-----------------------------------------------------------
Global Opportunities
Class A               1,000.00        923.36           9.33
Class C               1,000.00        919.64          12.89
-----------------------------------------------------------
Global Technology
Class A               1,000.00        927.19           7.52
Class B               1,000.00        923.83          11.10
Class C               1,000.00        924.32          11.10
-----------------------------------------------------------
International Opportunities
Class A               1,000.00        953.43           6.99
Class B               1,000.00        950.23          10.62
Class C               1,000.00        950.20          10.62
Class R               1,000.00        952.67           8.20
-----------------------------------------------------------
Japan-Asia Focus
Class A               1,000.00        945.12           8.66
Class C               1,000.00        941.76          12.31
-----------------------------------------------------------
US Focus
Class A               1,000.00        997.92           6.95
Class B               1,000.00        993.58          10.66
Class C               1,000.00        993.58          10.66
-----------------------------------------------------------
Worldwide Income
Class A               1,000.00        945.35           6.29
Class B               1,000.00        942.67           9.90
Class C               1,000.00        941.75           9.90
===========================================================



TABLE 2
-----------------------------------------------------------
                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN          FEBRUARY 1,      JULY 31,         DURING
BEFORE EXPENSES)          2008          2008    THE PERIOD*
-----------------------------------------------------------
European Focus
Class A              $1,000.00     $1,017.64          $7.42
Class B               1,000.00      1,013.91          11.17
Class C               1,000.00      1,013.91          11.17
-----------------------------------------------------------
Global Equity Income
Class A               1,000.00      1,018.04           7.02
Class C               1,000.00      1,014.31          10.77
-----------------------------------------------------------
Global Opportunities
Class A               1,000.00      1,015.30           9.77
Class C               1,000.00      1,011.57          13.50
-----------------------------------------------------------
Global Technology
Class A               1,000.00      1,017.19           7.87
Class B               1,000.00      1,013.46          11.61
Class C               1,000.00      1,013.46          11.61
-----------------------------------------------------------
International Opportunities
Class A               1,000.00      1,017.84           7.22
Class B               1,000.00      1,014.11          10.97
Class C               1,000.00      1,014.11          10.97
Class R               1,000.00      1,016.60           8.47
-----------------------------------------------------------
Japan-Asia Focus
Class A               1,000.00      1,016.10           8.97
Class C               1,000.00      1,012.32          12.76
-----------------------------------------------------------
US Focus
Class A               1,000.00      1,018.04           7.02
Class B               1,000.00      1,014.31          10.77
Class C               1,000.00      1,014.31          10.77
-----------------------------------------------------------
Worldwide Income
Class A               1,000.00      1,018.54           6.52
Class B               1,000.00      1,014.81          10.27
Class C               1,000.00      1,014.81          10.27
===========================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 182 days in the period and divided by 366 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)


                           POSITION(S)     TERM OF                                                       OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                         DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 69      Chairman        Since 2001      President, KCI Inc. (private s-corporation    None
                           and Trustee                     investing in non-public investments.)
   Roland C. Baker, 69     Trustee         Since 2001      Consultant to financial services industry.    Director, Quanta
                                                                                                         Capital Holdings, Inc.
                                                                                                         (provider of property and
                                                                                                         casualty reinsurance);
                                                                                                         Director, North American
                                                                                                         Company for Life and Health
                                                                                                         Insurance (a provider of
                                                                                                         life insurance, health
                                                                                                         insurance and annuities);
                                                                                                         Trustee, Scottish Widows
                                                                                                         Investment Partnership
                                                                                                         Trust; Trustee, Allstate
                                                                                                         Financial Investment Trust.

   Faris F. Chesley, 69    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,    None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global           None
   Wurtzebach(4), 59                                       Investors (North America) Inc. ("HGINA").

   Sean M. Dranfield4, 42  Trustee and     Since 2001      Director, North American Retail Distribution, None
                           President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Kenneth A. Kalina, 48   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief  N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer
                                                           Columbia Wanger Asset Management, L.P.,
                                                           2000-2005; Assistant Treasurer, Columbia
                                                           Acorn Trust and Wanger Advisors Trust,
                                                           1995-2005.

   Alanna N. Palmer, 33    Vice President  Since 2002      Director, Retail Marketing and Product        N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006;
                                                           and Product Manager 2001-2003.

   Scott E. Volk, 37       Vice President  Since 2001      Director, Retail Finance and Operations,      N/A
                           and Treasurer                   HGINA.


                                       82


HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)
                           POSITION(S)     TERM OF                                                       OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                         DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                        HELD
------------------------------------------------------------------------------------------------------------------------------------

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004; Attorney,   N/A
   Yarbrough, 33                                           Bell, Boyd & Lloyd LLC, 2000-2004.

   Richard J. Mitchell, 45 Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;       N/A
                           Treasurer                       Assistant Treasurer, Bank of New York,
                                                           2006-2007; Supervisor, The BISYS Group;
                                                           2002-2006.

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.   Currently, all Trustees oversee all ten series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

   The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President and Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
              (1.866.443.6337)
or visit our website:
              www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.

    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

    For questions concerning this policy, please contact us by writing to:
Alanna Palmer, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (September, 2008)

Item 2.  Code of Ethics.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)      No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)      Not applicable.

(f)      A copy of the Code may be obtained free of charge by calling
         866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)      (1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

         (2) The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

             Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - $208,500 and $180,100 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.

(b) Audit Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $93,824 and $77,900 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

$6,300 and $0 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $93,824 and $77,900 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $417,416 and $533,569 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant.

(h) The registrant's Audit Committee has determined that the non-audit services E&Y has rendered to the Adviser that were not required to be pre-approved by the Audit Committee did not relate directly to the operations and financial reporting of the registrant and were compatible with maintaining E&Y's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)  Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 29, 2008

By:      /s/ Scott E. Volk
         ------------------
         Scott E. Volk
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 29, 2008